                                                    REGISTRATION NO. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               -----------------

                    MONY LIFE INSURANCE COMPANY OF AMERICA
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               -----------------

                                    ARIZONA
                        (STATE OR OTHER JURISDICTION OF
                        INCORPORATION OR ORGANIZATION)

                                     6311
                         (PRIMARY STANDARD INDUSTRIAL
                          CLASSIFICATION CODE NUMBER)

                                  86-0222062
                    (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                          1290 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10104
                                (212) 554-1234
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          1290 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10104
                                (212) 554-1234
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                           901 NEW YORK AVENUE, N.W.
                            WASHINGTON, D.C. 20001

                               -----------------

Approximate date of commencement of proposed sale to the public: As soon after the effective date of this Registration Statement as is practicable.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration statement number of the earlier effective registration statement for the same offering. [_]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the commission pursuant to Rule 462(e) under the Securities Act, check the following box. [_]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. [_]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

 Large accelerated filer  [ ]                  Accelerated filer          [ ]
 Non-accelerated filer    [X](do not check if  Smaller reporting company  [ ]
                             a smaller
                             reporting
                             company)

                               -----------------

                        CALCULATION OF REGISTRATION FEE

=========================================================================================================================
                                                                             PROPOSED        PROPOSED
                                                              AMOUNT          MAXIMUM         MAXIMUM
                 TITLE OF EACH CLASS OF                        TO BE       OFFERING PRICE    AGGREGATE        AMOUNT OF
              SECURITIES TO BE REGISTERED                   REGISTERED       PER UNIT      OFFERING PRICE  REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------
Market value Adjustment Interests under Flexible Premium
  Annuity Contracts...................................... $140,000,000(2)       (1)         $52,000,000     $5,959.20(2)
=========================================================================================================================

(1)The securities are not issued in predetermined amounts or units.
(2)Of the $144,000,000 of units of interest under annuity contracts registered under the Registration Statement File No. 333-155348 on Form S-3 on
   November 13, 2008, for which a filing fee of $5,659.20 was paid, $88,000,000 (for a filing fee of $10,084.80) are being carried forward pursuant to Rule 415(a)(6). A payment of $5,959.20 (for $52,000,000 units of interest, referencing CIK0000835357), which accounts for the remainder of the registration fee, has been wired to U. S. Bank of St. Louis, MO for deposit into the Commission's account.

================================================================================

                               EXPLANATORY NOTE

Registrant is filing this registration statement for the sole purpose of registering additional market value adjustment interests under deferred variable annuity contracts previously described in the prospectuses contained in this registration statement and in certain other prospectuses that are contained in Registrant's currently-effective Form S-3 registration statement (File No. 333-155348). Registrant includes herein the prospectuses and supplements thereto, which remain unchanged, that have been filed in that registration statement.

MONY Life Insurance Company of America

SUPPLEMENT DATED SEPTEMBER 30, 2011 TO THE CURRENT PROSPECTUSES FOR

MONY VARIABLE ANNUITY
MONY CUSTOM MASTER
THE MONYMASTER

--------------------------------------------------------------------------------

Please note that effective October 15, 2011, we will no longer require that any transfer requests, singly or in the aggregate, over $250,000 in a single day be submitted in writing.






   CO-DISTRIBUTED BY AFFILIATES AXA ADVISORS, LLC AND AXA DISTRIBUTORS, LLC,
               1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104.

   COPYRIGHT 2011 AXA EQUITABLE LIFE INSURANCE COMPANY. ALL RIGHTS RESERVED.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                          1290 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10104
                                 212-554-1234

3rd Quarterly Statement (10/11)        x03653
MONY VA, Custom Master, MONYMaster IF

AXA Equitable Life Insurance Company ("AXA Equitable") MONY Life Insurance Company of America ("MONY America")

SUPPLEMENT DATED AUGUST 25, 2011 TO THE CURRENT VARIABLE LIFE AND VARIABLE ANNUITY PROSPECTUSES AND SUPPLEMENTS TO THE PROSPECTUSES

--------------------------------------------------------------------------------

This Supplement updates certain information in the most recent prospectuses and statements of additional information you received and in any supplements to the prospectuses and statements of additional information (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. Certain variable investment options may not be available in all contracts and policies. Please note the following changes described below.

A. CHANGES TO PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ ADVISORS TRUST (AS APPLICABLE TO YOUR AXA EQUITABLE AND MONY AMERICA CONTRACT OR POLICY)

PORTFOLIO SUB-ADVISER CHANGES

1. Effective on or about September 1, 2011, Earnest Partners, LLC will replace Alliance Bernstein L.P. as a Sub-Adviser to the Multimanager International Equity Portfolio. AXA Equitable Funds Management Group, LLC will continue to be its Investment Manager.

2. Effective on or about August 1, 2011, Bridgeway Capital Management, Inc. will no longer serve as a Sub-Adviser to the EQ/Calvert Socially Responsible Portfolio. Calvert Investment Management Inc. will continue to be its Sub-Adviser and AXA Equitable Funds Management Group, LLC will continue to be its Investment Manager.

For more information about these Portfolios, see "Portfolios of the Trusts" in the Prospectus.

B. CHANGE TO THE HIGHEST PERCENTAGE OF THE TOTAL ANNUAL PORTFOLIO EXPENSES (AS APPLICABLE TO YOUR AXA EQUITABLE POLICY OR YOUR MONY AMERICA INCENTIVE LIFE LEGACY AND INCENTIVE LIFE LEGACY II POLICIES)

   See "Portfolio operating expenses expressed as an annual percentage of daily net assets," in "Risk/benefit summary: Charges and expenses you will pay."

   The highest total annual portfolio operating expense for the Templeton Developing Markets Securities Portfolio has been reduced from 1.76% to 1.62%.



     DISTRIBUTED BY AFFILIATE AXA ADVISORS, LLC, AND FOR CERTAIN CONTRACTS
              CO-DISTRIBUTED BY AFFILIATE AXA DISTRIBUTORS, LLC,
               1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104.

             COPYRIGHT 2011 AXA EQUITABLE LIFE INSURANCE COMPANY.
            COPYRIGHT 2011 MONY LIFE INSURANCE COMPANY OF AMERICA.
                             ALL RIGHTS RESERVED.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                    MONY LIFE INSURANCE COMPANY OF AMERICA
                          1290 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10104
                                 212-554-1234

IM-24-08 (8/11)  Cat.# 147316 (8/11)
NB/IF (SAR)                   x03632

AXA Equitable Life Insurance Company
MONY Life Insurance Company of America

SUPPLEMENT DATED JUNE 30, 2011 TO THE CURRENT VARIABLE ANNUITY PROSPECTUSES AND SUPPLEMENTS TO THE PROSPECTUSES

--------------------------------------------------------------------------------

This Supplement updates certain information in the most recent prospectuses and statements of additional information you received and in any supplements to the prospectuses and statements of additional information (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus for contracts issued in Illinois. Please note the following changes described below.

NOTICE TO ALL ILLINOIS CONTRACT OWNERS

Illinois law provides that a spouse in a civil union and a spouse in a marriage are to be treated identically. For purposes of your contract, when we use the term "married", we include "parties to a civil union" and when we use the word "spouse" we include "parties to a civil union". While civil union spouses are afforded the same rights as married spouses under Illinois law, tax-related advantages such as spousal continuation are derived from federal tax law. Illinois' Civil Union Law does not and cannot alter federal law. The federal Defense of Marriage Act excludes civil unions and civil union partners from the meaning of the word "marriage" or "spouse" in all federal laws. Therefore, a civil union spouse does not qualify for the same tax advantages provided to a married spouse under federal law, including the tax benefits afforded to the surviving spouse of an owner of an annuity.




     DISTRIBUTED BY AFFILIATE AXA ADVISORS, LLC, AND FOR CERTAIN CONTRACTS
              CO-DISTRIBUTED BY AFFILIATE AXA DISTRIBUTORS, LLC,
               1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104.

   COPYRIGHT 2011 AXA EQUITABLE LIFE INSURANCE COMPANY. COPYRIGHT 2010 MONY
                        AMERICA LIFE INSURANCE COMPANY.
                             ALL RIGHTS RESERVED.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                    MONY LIFE INSURANCE COMPANY OF AMERICA
                          1290 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10104
                                 212-554-1234

IM-21-06 (6/11)  Cat. #147300 (6/11)
NB/IF (SAR)                   x03599

Individual Flexible Payment Variable
Annuity Contract

Issued by MONY Life Insurance Company of America with variable investment options under MONY America's MONY America Variable Account A.


PROSPECTUS DATED MAY 1, 2011


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your Contract. Also, you should read the prospectuses for each Trust, which contain important information about their portfolios.

--------------------------------------------------------------------------------


MONY Life Insurance Company of America (the "Company") issues the flexible payment variable annuity contract described in this prospectus. This prospectus is a disclosure document and describes all of the Contract's material features, benefits, rights and obligations, as well as other information. The description of the Contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the Contract are changed after the date of this prospectus in accordance with the Contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.


This Contract is no longer being sold. This prospectus is used with current contract owners only. We will continue to accept Purchase Payments under existing Contracts. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract.

You can tell us what to do with your Purchase Payments. You can also tell us what to do with the fund value your Contract may create for you resulting from those Purchase Payments.


You may allocate some or all of your Purchase Payments into the subaccounts. Each subaccount is a subaccount of separate account MONY America Variable Account A. Both the value of your Contract before the date annuity payments begin and the amount of income afterward will depend on the investment performance of the portfolios you select. You bear the investment risk of investing in the portfolios. The subaccounts invest in shares of the following portfolios of AIM Variable Insurance Funds, AXA Premier VIP Trust, EQ Advisors Trust, Franklin Templeton Variable Insurance Products Trust, Janus Aspen
Series, MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and ProFunds VP (the "Funds").





--------------------------------------------------------------------------------
 SUBACCOUNTS
--------------------------------------------------------------------------------
o All Asset Allocation                   o EQ/Morgan Stanley Mid Cap Growth
o AXA Aggressive Allocation(1)           o EQ/PIMCO Ultra Short Bond
o AXA Conservative Allocation(1)         o EQ/Small Company Index
o AXA Conservative-Plus Allocation(1)    o EQ/UBS Growth and Income
o AXA Moderate Allocation(1)             o Franklin Income Securities
o AXA Moderate-Plus Allocation(1)        o Franklin Rising Dividends Securities
o EQ/AllianceBernstein Small Cap         o Invesco Van Kampen V.I. Global Value
   Growth                                   Equity
o EQ/BlackRock Basic Value Equity        o Invesco V.I. Dividend Growth(4)
o EQ/Boston Advisors Equity Income       o Invesco V.I. Global Health Care
o EQ/Calvert Socially Responsible        o Invesco V.I. Technology Fund
o EQ/Capital Guardian Research           o Janus Aspen Forty
o EQ/Core Bond Index                     o Janus Aspen Overseas
o EQ/GAMCO Mergers and Acquisitions      o MFS(R) Utilities Series
o EQ/GAMCO Small Company Value           o Multimanager Multi-Sector Bond
o EQ/Global Multi-Sector Equity          o Multimanager Small Cap Growth
o EQ/Intermediate Government Bond        o Oppenheimer Global Securities
   Index                                    Fund/VA
o EQ/Large Cap Value Index(2)            o PIMCO VIT Global Bond (Unhedged)
o EQ/Large Cap Value PLUS                o ProFund VP Bear
o EQ/Lord Abbett Growth and Income (3)   o ProFund VP Rising Rates Opportunity
o EQ/Mid Cap Index                       o ProFund VP UltraBull
o EQ/Mid Cap Value PLUS
o EQ/Money Market
o EQ/Montag & Caldwell Growth
--------------------------------------------------------------------------------


NOT ALL OF THESE PORTFOLIOS MAY BE AVAILABLE IN ALL STATES OR ALL MARKETS.


(1)  The "AXA Allocation" portfolios.

(2) This subaccount will become available on or about May 20, 2011. Please see "the Funds" later in this prospectus for more information about this subaccount.

(3) Please see "The Funds" later in this prospectus regarding the proposed merger of this variable investment option on or about May 20, 2011.

(4) This variable investment option has been added to the contract as a result of a merger. Please see "the Funds" later in this prospectus for more information about this subaccount.


You may also allocate some or all of your Purchase Payments and fund values into our Guaranteed Interest Account with Market Value Adjustment, which is discussed later in this prospectus.


Among the many terms of the Guaranteed Interest Account with Market Value Adjustment are:

o Guaranteed interest to be credited for specific periods (referred to as "Accumulation Periods").

o Three (3), five (5), seven (7), and ten (10) year Accumulation Periods are available. The one (1) year Accumulation Period is limited to the following states: Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                   e13454/MLA-VA


o Interest will be credited for the entire Accumulation Period on a daily basis. Different rates apply to each Accumulation Period and are determined by the Company from time to time at its sole discretion.

o A market value adjustment may be charged if part or all of the Guaranteed Interest Account with Market Value Adjustment is surrendered or transferred before the end of the Accumulation Period.

o Contract owners should carefully consider the information contained in this prospectus before allocating Purchase Payments or Fund Values to the Guaranteed Interest Account with Market Value Adjustment offered herein.

--------------------------------------------------------------------------------
These are only some of the terms of the Guaranteed Interest Account with Market Value Adjustment. Please read this prospectus carefully for more complete details of the contract.
--------------------------------------------------------------------------------


A Statement of Additional Information dated May 1, 2011 containing additional information about the contract is incorporated herein by reference. It has been filed with the Securities and Exchange Commission and is available from the Company without charge upon written request. You may request one by writing to our processing office located at MONY Life Insurance Company of America, Policyholder Services, 100 Madison Street, Syracuse, New York 13202, by telephoning 1-800-487-6669 or by accessing the SEC's website at www.sec.gov. The Table of Contents of the Statement of Additional Information can be found on the last page of this prospectus.



                                         Contents of this Prospectus


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. SUMMARY OF THE CONTRACT                                                    4
--------------------------------------------------------------------------------
Definitions                                                                   4
Purpose of the Contract                                                       4
Purchase Payments and fund value                                              4
Minimum Purchase Payments                                                     4
MONY America Variable Account A                                               4
Guaranteed Interest Account with Market Value Adjustment                      4
The Accumulation Periods                                                      5
Crediting of interest                                                         5
The Market Value Adjustment                                                   5
Benefit option packages                                                       6
Transfer of fund value                                                        8
Loans                                                                         8
Surrenders                                                                    8
Charges and deductions                                                        8
Right to return contract provision                                            8
Death benefit                                                                 8
Fee tables                                                                    9
Example                                                                      10
Other contracts                                                              11
Condensed financial information                                              11


--------------------------------------------------------------------------------
2. WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?                            12
--------------------------------------------------------------------------------
MONY Life Insurance Company of America                                       12
How to reach us                                                              12
MONY America Variable Account A                                              12


--------------------------------------------------------------------------------
3. THE FUNDS                                                                 14
--------------------------------------------------------------------------------
Purchase of portfolio shares by MONY America Variable Account A              19


--------------------------------------------------------------------------------
4. DETAILED INFORMATION ABOUT THE CONTRACT                                   20
--------------------------------------------------------------------------------
Payment and allocation of Purchase Payments                                  20
Telephone/fax/web transactions                                               23
Disruptive transfer activity                                                 24
Termination of the Contract                                                  25


                                                  CONTENTS OF THIS PROSPECTUS  2


--------------------------------------------------------------------------------
5. DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT
   WITH MARKET VALUE ADJUSTMENT                                              26
--------------------------------------------------------------------------------
General                                                                      26
Guaranteed Interest Account with Market Value Adjustment                     26
Allocations to the Guaranteed Interest Account with Market
   Value Adjustment                                                          26
Specified interest rates and the accumulation periods                        26
Surrenders, transfers or loans                                               28
The Market Value Adjustment                                                  28
Investments                                                                  29


--------------------------------------------------------------------------------
6. SURRENDERS                                                                30
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
7. LOANS                                                                     31
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8. DEATH BENEFIT                                                             32
--------------------------------------------------------------------------------
Death benefit provided by the Contract                                       32
Earnings increase death benefit                                              33
Election and effective date of election                                      34
Payment of death benefit proceeds                                            34


--------------------------------------------------------------------------------
9. CHARGES AND DEDUCTIONS                                                    35
--------------------------------------------------------------------------------
Deductions from Purchase Payments                                            36
Charges against Fund Value                                                   36
Deductions from Fund Value                                                   36


--------------------------------------------------------------------------------
10. ANNUITY PROVISIONS                                                       39
--------------------------------------------------------------------------------
Annuity payments                                                             39
Guaranteed minimum annuity payments                                          39
Election and change of settlement option                                     39
Settlement options                                                           40
Frequency of annuity payments                                                40
Additional provisions                                                        40


--------------------------------------------------------------------------------
11. OTHER PROVISIONS                                                         42
--------------------------------------------------------------------------------
Ownership                                                                    42
Provision required by Section 72(s) of the Code                              42
Provision required by Section 401(a)(9) of the Code                          42
Secondary annuitant                                                          42
Assignment                                                                   43
Change of beneficiary                                                        43
Substitution of securities                                                   43
Changes to Contracts                                                         43
Change in operation of MONY America Variable Account A                       43


--------------------------------------------------------------------------------
12. VOTING RIGHTS                                                            44
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13. DISTRIBUTION OF THE CONTRACTS                                            45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14. FEDERAL TAX STATUS                                                       47
--------------------------------------------------------------------------------
Introduction                                                                 47


Taxation of annuities in general                                             47


Retirement plans                                                             47
Tax treatment of the Company                                                 48


--------------------------------------------------------------------------------
15. ADDITIONAL INFORMATION AND INCORPORATION OF CERTAIN INFORMATION BY
    REFERENCE                                                                 49
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16. LEGAL PROCEEDINGS                                                        50
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
17. FINANCIAL STATEMENTS                                                     51
--------------------------------------------------------------------------------


About the general account                                                    51



--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
     I --   Benefit option packages, table of fees,                          I-1
              examples and charges and deductions for
              contracts issued in the State of Washington
    II --   Condensed financial information                                 II-1

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
    TABLE OF CONTENTS
--------------------------------------------------------------------------------





3  CONTENTS OF THIS PROSPECTUS


1. SUMMARY OF THE CONTRACT


--------------------------------------------------------------------------------


This summary provides you with a brief overview of the more important aspects of your Contract, including the Guaranteed Interest Account with Market Value Adjustment. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this summary and in your Contract. This summary and the entire prospectus will describe the part of the Contract involving MONY America Variable Account A. The prospectus also briefly will describe the Guaranteed Interest Account with Market Value Adjustment and the portfolios offered by AIM Variable Insurance Funds, AXA Premier VIP Trust, EQ Advisors Trust, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and ProFunds VP. See applicable fund prospectuses for more detailed information about the portfolios offered by the Funds.



DEFINITIONS
--------------------------------------------------------------------------------
Specialized terms will be defined on the page where they first appear enclosed in a box.
--------------------------------------------------------------------------------

PURPOSE OF THE CONTRACT


The Contract is an Individual Flexible Payment Variable Annuity Contract (the "Contract" or "Contracts"). The Contract is no longer being sold. We will continue to accept Purchase Payments under existing Contracts.

The Contract is designed to allow an owner to make Purchase Payments to the Company under the Contract. Those Purchase Payments are allocated at the owner's choice among the subaccounts of MONY America Variable Account A and the Guaranteed Interest Account with Market Value Adjustment. Those Purchase Payments can accumulate for a period of time and create fund value for the owner. The owner can choose the length of time that such Purchase Payments may accumulate. The owner may choose at some point in the future to receive annuity benefits based upon that accumulated fund value.

An owner uses the Contract's design to accumulate fund value for various purposes including retirement or to supplement other retirement programs. Some of these retirement programs (the "Qualified Plans") may qualify for federal income tax advantages available under certain sections of the Internal Revenue Code (the "Code"). Sections 401,403 (other than Section 403(b)), 408, 408A and 457, for example.

--------------------------------------------------------------------------------
QUALIFIED PLANS -- Retirement plans that may receive favorable tax treatment under certain Sections of the Code.
QUALIFIED CONTRACTS -- Contracts issued under Qualified Plans.
NON-QUALIFIED CONTRACTS -- Contracts not issued under Qualified Plans.
--------------------------------------------------------------------------------

The Contract is also designed to allow the owner to request payments of part or all of the accumulated fund values before the owner begins to receive annuity benefits. This payment may result in the imposition of a surrender charge and a market value adjustment. The market value adjustment will not apply to Contracts issued in certain states. These payments also may be subject to a contract charge and/or income or other taxes.

PURCHASE PAYMENTS AND FUND VALUE

You may allocate your Purchase Payments to one or more of the subaccounts of MONY America Variable Account A that are available under the Contract and/or to the Guaranteed Interest Account with Market Value Adjustment. The Purchase Payments you allocate among the various subaccounts of MONY America Variable Account A may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. There is no guarantee that the value of the Purchase Payments you allocate to any of the subaccounts of MONY America Variable Account A will increase or that the Purchase Payments you make will not lose value.


MINIMUM PURCHASE PAYMENTS

The minimum Purchase Payment for individuals varies depending upon the purchaser of the Contract, the method of paying the Purchase Payments and the benefit option package selected. (See "Payment and allocation of Purchase Payments.")

Additional Purchase Payments may be made at any time.


MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A is a separate investment account of MONY Life Insurance Company of America (the "Company"). MONY America Variable Account A's assets are owned by the Company, but are not chargeable with liabilities arising from any other business the Company conducts.

The subaccounts of MONY America Variable Account A invest in shares of the Funds at their net asset value. (See "The Funds"). Owners bear the entire investment risk for all amounts allocated to MONY America Variable Account A subaccounts.

--------------------------------------------------------------------------------
FUND -- Any open-end management investment company or unit investment trust in which a subaccount invests.
OWNER -- The person so designated in the application to whom all rights, benefits, options and privileges apply while the Annuitant is living. If a Contract has been absolutely assigned, the assignee becomes the Owner.
PURCHASE PAYMENT -- An amount paid to the Company by the Owner or on the
Owner's behalf as consideration for the benefits provided by the Contract.
NET PURCHASE PAYMENT -- Purchase Payment less any applicable tax charge.
--------------------------------------------------------------------------------

GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

The Guaranteed Interest Account with Market Value Adjustment is part of the Company's general account ("General Account"). It consists of all the Company's assets other than assets allocated to separate investment accounts of the Company. Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment will be credited with interest at rates guaranteed by the Company for specified periods. (See "Description of the Guaranteed Interest Account with Market Value Adjustment".)

The Guaranteed Interest Account with Market Value Adjustment is designed to provide you with an opportunity to receive a guaranteed


                                                      SUMMARY OF THE CONTRACT  4


fixed rate of interest. You can choose the period of time over which the guaranteed fixed rate of interest will be paid. That period of time is known as the Accumulation Period.

The Guaranteed Interest Account with Market Value Adjustment is also designed to provide you with the opportunity to transfer part or all of the Guaranteed Interest Account with Market Value Adjustment to the Subaccounts available to you under the Contract. It is also designed to provide you with the opportunity to surrender part or all of the Guaranteed Interest Account with Market Value Adjustment before the end of the Accumulation Period. If you ask us to transfer or surrender part or all of the Guaranteed Interest Account, we may apply a market value adjustment ("MVA"). This adjustment may be positive, negative, or zero.

You may allocate all or part of your Purchase Payments to the Guaranteed Interest Account with Market Value Adjustment.

THE ACCUMULATION PERIODS

There are 4 different Accumulation Periods currently available: a 3-year Accumulation Period, a 5-year Accumulation Period, a 7-year Accumulation Period, and a 10-year Accumulation Period. Certain states limit contracts to a 1-year Accumulation Period. You may allocate initial or additional Purchase Payments made under the Contract to one or more Accumulation Periods. You may also ask us to transfer Fund Values from the Subaccounts available under the Contract to one or more of the Accumulation Periods subject to any applicable MVA. There is no minimum amount required for allocation or transfer to an Accumulation Period. (See "Allocations to the Guaranteed Interest Account with Market Value Adjustment.")

Each Accumulation Period starts on the Business Day that falls on, or next follows, the date on which allocations are made and Purchase Payments are received or Fund Values are transferred. Each Accumulation Period ends on the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period (the "Maturity Date"). This means that the Accumulation Period for a 3, 5, 7 or 10 year Accumulation Period may be up to 31 days shorter than 3, 5, 7 or 10 years, respectively. (See "Specified interest rates and the accumulation periods.")

CREDITING OF INTEREST

The Company will credit amounts allocated to an Accumulation Period with interest at an annual rate not less than 3.50%. This interest rate is referred to as the Specified Interest Rate. It will be credited for the duration of the Accumulation Period. Specified Interest Rates for each Accumulation Period are declared periodically at the sole discretion of the Company. (See "Specified interest rates and the accumulation periods.")

At least 15 days and at most 45 days prior to the Maturity Date of an Accumulation Period, Owners having Fund Values allocated to such Accumulation Periods will be notified of the impending Maturity Date. Owners will then have the option of directing the surrender or transfer (including transfers for the purpose of obtaining a Loan) of the Fund Value within 30 days before the end of the Accumulation Period without application of any MVA.

The Specified Interest Rate will be credited to amounts allocated to an Accumulation Period, so long as such allocations are neither surrendered nor transferred prior to the Maturity Date for the Allocation Period. The Specified Interest Rate is credited daily, providing an annual effective yield. (See "Specified interest rates and the accumulation periods.")

THE MARKET VALUE ADJUSTMENT

Amounts that are surrendered or transferred (including transfers for the purpose of obtaining a Loan) from an Accumulation Period more than 30 days before the Maturity Date will be subject to an MVA. An MVA will not apply upon payment of a death benefit upon the death of the annuitant. The MVA is determined through the use of a factor, which is known as the MVA Factor. This factor is discussed in detail in the section entitled "The Market Value Adjustment." The MVA could cause an increase or decrease or no change at all in the amount of the distribution from an Accumulation Period.

A MARKET VALUE ADJUSTMENT WILL NOT BE IMPOSED ON CONTRACTS ISSUED IN MARYLAND, THE COMMONWEALTH OF MASSACHUSETTS, NEW JERSEY, OKLAHOMA, OREGON, THE COMMONWEALTH OF PENNSYLVANIA, SOUTH CAROLINA, TEXAS AND WASHINGTON; HOWEVER, RESTRICTIONS ON TRANSFERS APPLY IN THESE STATES. The adjustment can be either a positive or negative adjustment. No adjustment is made for the amount withdrawn or transferred within 30 days before the end of the accumulation period.

--------------------------------------------------------------------------------
FUND VALUE -- The aggregate dollar value as of any Business Day of all amounts accumulated under each of the subaccounts, the Guaranteed Interest Account, and the loan account of the Contract. If the term Fund Value is preceded or followed by the terms subaccount(s), the Guaranteed Interest Account, and the loan account, or any one or more of those terms, Fund Value means only the Fund Value of the subaccount, the Guaranteed Interest Account or the loan account, as the context requires.
BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions.
MONTHLY CONTRACT ANNIVERSARY -- The date of each month corresponding to the Effective Date of the Contract. For example, for a Contract with a June 15 Effective Date, the Monthly Contract Anniversary is the 15th of each month. If a Contract's Effective Date falls on the 29th, 30th or 31st day of a month, the Monthly Contract Anniversary will be the earlier of that day or the last day of the particular month in question.
--------------------------------------------------------------------------------

5  SUMMARY OF THE CONTRACT


BENEFIT OPTION PACKAGES


There are two benefit option packages under Contracts issued in the state of Washington--see Appendix I for a table summarizing the benefit option packages. Each benefit option package is distinct. You select a benefit option package at the time of application. Once a selection is made, you may not transfer from one benefit option package to another.



------------------------------------------------------------------------------------------------------------------------------------
                             OPTION 1                         OPTION 2                          OPTION 3(3)
------------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK   Current annual rate--1.20%       Current annual rate--1.70%        Current annual rate--2.35%
CHARGE                       Maximum annual rate--1.40%       Maximum annual rate--1.95%        Maximum annual rate--2.80%
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT ON DEATH OF    THE GREATER OF:                  THE GREATEST OF:                  THE GREATEST OF:
ANNUITANT                    (1)  The Fund Value less any     (1)  The Fund Value less any      (1)  The Fund Value less any
                                  outstanding debt on the          outstanding debt on the           outstanding debt on the
                                  date due proof of the            date due proof of the             date due proof of the
                                  Annuitant's death is             Annuitant's death is              Annuitant's death is
                                  received by the                  received by the                   received by the
                                  Company.                         Company.                          Company.

                                           or                             or                                   or

                                                              (2)  The Purchase Payments        (2)  The Purchase Payments
                             (2)  The Purchase Payments            paid, reduced                     paid, reduced
                                  paid, reduced                    proportionately by each           proportionately by each
                                  proportionately by each          partial surrender                 partial surrender
                                  partial surrender                (reflecting any market            (reflecting any market
                                  (reflecting any market           value adjustment and              value adjustment and
                                  value adjustment and             any surrender charge)             any surrender charge)
                                  any surrender charge)            and less any                      and less any out-
                                  and less any                     outstanding debt.(1)              standing debt.(1)
                                  outstanding debt.(1)
                                                                          or                                  or

                                                              (3)  Step Up Value (See           (3)  Step Up Value (See
                                                                   "Death benefit").                 "Death Benefit").

                                                                                                              or

                                                                                                (4)  Roll Up Value (See
                                                                                                     "Death benefit").
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS INCREASE AMOUNT     Not Available                    The amount of the Earnings        The amount of the Earnings
ADDED TO DEATH BENEFIT                                        Increase depends upon the         Increase depends upon the
                                                              age of the Annuitant on the       age of the Annuitant on the
                                                              Contract's Effective Date.        Contract's Effective Date.

                                                              If the Annuitant was age 69       If the Annuitant was age 69
                                                              or younger on the Contract's      or younger on the Contract's
                                                              Effective Date, the Earnings      Effective Date, the Earnings
                                                              Increase Amount is equal to       Increase Amount is equal to
                                                              40% of the lesser of:             40% of the lesser of:

                                                              (1)  Net Purchase Payments;       (1)  Net Purchase Payments;

                                                                             or                             or

                                                              (2)  Fund Value minus             (2)  Fund Value minus
                                                                   Purchase Payments.(2)             Purchase Payments.(2)

                                                                   If the Annuitant was              If the Annuitant was
                                                                   age 70 or older on the            age 70 or older on the
                                                                   Contract's Effective              Contract's Effective
                                                                   Date, the Earnings                Date, the Earnings
                                                                   Increase Amount is                Increase Amount is
                                                                   equal to 25% of the               equal to 25% of the
                                                                   lesser of:                        lesser of:

                                                              (1)  Net Purchase Payments;       (1)  Net Purchase Payments;

                                                                             or                              or

                                                              (2)  Fund Value minus             (2)  Fund Value minus
                                                                   Purchase Payments.(2)             Purchase Payments.(2)
------------------------------------------------------------------------------------------------------------------------------------


                                     SUMMARY OF THE CONTRACT 6




------------------------------------------------------------------------------------------------------------------------------------
                           OPTION 1                           OPTION 2                          OPTION 3(3)
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM         Not Available                      Not Available                     If certain conditions are met, the
ANNUITY PAYMENTS                                                                                Guaranteed Annuitization Value
                                                                                                may be used to provide guaranteed
                                                                                                minimum annuity payments that
                                                                                                are greater than annuity payments
                                                                                                that would be provided by the
                                                                                                Contract's Fund Value or Cash
                                                                                                Value, as applicable.
------------------------------------------------------------------------------------------------------------------------------------
MINIMUM INITIAL PURCHASE   Qualified Contracts--The minimum   Qualified Contracts--The minimum  Qualified Contracts--the minimum
PAYMENT                    Purchase Payment for Qualified     Purchase Payment for Qualified    Purchase Payment for Qualified
                           Plans is the same for all three    Plans is the same for all three   Plans is the same for all three
                           options. (See "Detailed informa-   options. (See "Detailed infor-    options. (See "Detailed informa-
                           tion about the contract.")         mation about the contract.")      tion about the contract.")
                           Non-Qualified Contracts--$5,000    Non-Qualified Contracts--$10,000  Non-Qualified Contracts--$10,000
------------------------------------------------------------------------------------------------------------------------------------
ANNUITANT ISSUE AGE        Qualified Contracts --0-85         Qualified Contracts--0-79         Qualified Contracts--0-79
                           Non-Qualified Contracts --0-85     Non-Qualified Contracts--0-79     Non-Qualified Contracts--0-79
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL CONTRACT CHARGE     Current charge is $30.             Current charge is $0.             Current charge is $0.
                           The annual contract charge may     The annual contract charge may    The annual contract charge may be
                           be increased to a maximum of       be increased to a maximum of $50  increased to a maximum of $50
                           $50 ($30 in certain states) on 30  ($30 in certain states) on 30     ($30 in certain states) on 30 days
                           days written notice.               days written notice.              written notice.
------------------------------------------------------------------------------------------------------------------------------------



(1) In the calculations of the death benefit, for each partial surrender, the proportionate reduction is equal to the amount of that partial surrender and any surrender charge and any market value adjustment divided by the Fund Value immediately before that partial surrender, multiplied by the Purchase Payments paid before that partial surrender. Depending on your state, for Contracts purchased prior to July 22, 2003, the death benefit is the greater of: (1) The Fund Value less any outstanding debt on the date due proof of the Annuitant's death is received by the Company, or (2) The Purchase Payments paid, less any partial surrenders and their surrender charges minus any outstanding debt, and plus or minus any Market Value Adjustment.

(2) The payments and values described in (1) and (2) do not include Purchase Payments made during the 12-month period immediately prior to the date due proof of death is received by the Company and reflect any partial surrenders made including any applicable market value adjustment and surrender charge, and less any outstanding debt.

(3)  As of November 29, 2004, Option 3 is no longer available for new business.



7 SUMMARY OF THE CONTRACT


TRANSFER OF FUND VALUE

You may transfer fund value among the subaccounts and to or from the Guaranteed Interest Account with Market Value Adjustment. Transfers from the Guaranteed Interest Account with Market Value Adjustment may be subject to a market value adjustment for Contracts issued in certain states. Transfers may be made by telephone, facsimile or via the web if the proper form or the telephone/facsimile/web authorization on a Contract application has been completed, signed, and received by the Company at its Operations Center. Transfers by telephone, facsimile or via the web are subject to the Company's rules and conditions for such privilege. (See "Transfers.")


LOANS

If your Contract permits, you may borrow up to 50% of your Contract's Fund Value from the Company. Your Contract will be the only security required for the loan. Contracts issued to 401(k) plans are generally the only Contracts which permit loans. An amount equal to the amount of the loan is transferred to the loan account as security for the loan. The loan account is part of the Company's General Account.

We will charge you interest on the amount borrowed. If you do not pay the interest when due, the amount due plus any accrued interest will be added to the outstanding debt.


SURRENDERS

You may surrender all or part of the Contract at any time and receive its Cash Value while the Annuitant is alive prior to the annuity starting date. We may impose a surrender charge and market value adjustment (if applicable). A partial surrender may reduce your death benefit proportionately by the same percentage that the surrender (including any surrender charge and any market value adjustment, if applicable) reduced Fund Value. The amounts you receive upon surrender may be subject to income taxes and a 10% penalty tax if you are younger than 59-1/2 at the time of surrender. (See "Federal tax status.")


CHARGES AND DEDUCTIONS

The Contract provides for the deduction of various charges and expenses from the fund value of the Contract.

We pay compensation to brokers-dealers who sell the Contracts. (For a discussion of this compensation, see "Distribution of the contracts.")


RIGHT TO RETURN CONTRACT PROVISION

This information is no longer applicable, as these Contracts are no longer available to new purchasers.

You have the right to examine the Contract when you receive it. You may return the Contract for any reason during the right to return contract period (usually within ten days from the day you receive it). You will receive the Purchase Payments received by the Company, less any partial surrenders you make. During the "right to return contract period," Purchase Payments will be retained in the Company's General Account and will earn interest at a rate not less than 3.50% per year. If you have not returned the Contract at the end of the right to return contract period, we transfer the Net Purchase Payments with interest to the subaccounts and/or the Guaranteed Interest Account.


DEATH BENEFIT


If the Annuitant (and the Secondary Annuitant, if any) dies before the annuity starting date, the Company will pay a death benefit to the Beneficiary. The death benefit will depend upon the benefit option package in effect on the date the Annuitant dies. If the Annuitant dies after annuity payments start, no death benefit is payable except as may be payable under the settlement option selected. (See "Death benefit.")


--------------------------------------------------------------------------------
ANNUITANT -- The person upon whose continuation of life any annuity payment depends.
SECONDARY ANNUITANT -- The party designated by the Owner to become the Annuitant, subject to certain conditions, on the death of the Annuitant. BENEFICIARY -- The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Secondary Annuitant.
ANNUITY STARTING DATE -- Attainment of age 95, or at the discretion of the
Owner of the Contract, an earlier date that is at least ten years from the Effective Date of the Contract.
--------------------------------------------------------------------------------


                                                      SUMMARY OF THE CONTRACT  8


FEE TABLES


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer fund value between investment options or, for Contracts funding 401(k) plans only, take a loan. A charge for taxes may also be deducted. For the table of fees applicable to Contracts issued in the State of Washington, see Appendix I.


------------------------------------------------------------------------------------------------------------------------------------
 OWNER TRANSACTION EXPENSES:
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales load (surrender charge)                                   7.00%(1)
(as a percentage of Fund Value surrendered)
------------------------------------------------------------------------------------------------------------------------------------
Loan interest spread (effective annual rate)                                     2.50%(2)
------------------------------------------------------------------------------------------------------------------------------------
Maximum transfer charge                                                          $25(3)
------------------------------------------------------------------------------------------------------------------------------------
The next table describes the fees and expense that you will pay periodically during the time that you own the Contract, not including Fund portfolio company fees and expenses.
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual contract charge                                                   $50(4)
------------------------------------------------------------------------------------------------------------------------------------
 SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ANNUAL FUND VALUE IN MONY AMERICA VARIABLE ACCOUNT A):
------------------------------------------------------------------------------------------------------------------------------------
 OPTION 1
------------------------------------------------------------------------------------------------------------------------------------
  Maximum mortality and expense risk fees                                        1.40%(5)
------------------------------------------------------------------------------------------------------------------------------------
  Total separate account annual expenses                                         1.40%(5)
------------------------------------------------------------------------------------------------------------------------------------
 OPTION 2
------------------------------------------------------------------------------------------------------------------------------------
  Maximum mortality and expense risk fees                                        1.95%(6)
------------------------------------------------------------------------------------------------------------------------------------
  Total separate account annual expenses                                         1.95%(6)
------------------------------------------------------------------------------------------------------------------------------------
 OPTION 3(7)
------------------------------------------------------------------------------------------------------------------------------------
  Maximum mortality and expense risk fees                                        2.80%(8)
------------------------------------------------------------------------------------------------------------------------------------
  Total separate account annual expenses                                         2.80%(8)
------------------------------------------------------------------------------------------------------------------------------------


(1) The surrender charge percentage, which reduces to zero, is determined by the Contract Year in which the surrender occurs. The surrender charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of the surrender charge. (See "Charges against fund value -- Free partial surrender amount.")


(2) The loan interest spread is the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts held in the loan account to secure loans.

(3) The transfer charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer which will not exceed $25 (except for contracts issued in the states of South Carolina and Texas, where it will not exceed $10). (See "Deductions from fund value -- Transfer charge.")

(4) The annual contract charge for Option 1 is currently $30. The annual contract charge for Option 2 and Option 3 is currently $0. However, the Company may in the future change the amount of the charge to an amount not exceeding $50 per Contract Year (except for Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington where the charge may not exceed $30). (See "Deductions from fund value -- Annual contract charge.")

(5) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 1.20% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.40%) from the value of the net assets of MONY America Variable Account A.

(6) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 1.70% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95%) from the value of the net assets of MONY America Variable Account A.

(7)  As of November 29, 2004, Option 3 is no longer available for new business.

(8) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 2.35% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 2.80%) from the value of the net assets of MONY America Variable Account A.



The next item shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2010. You may pay portfolio company operating expenses periodically during the time that you own the Contract. Certain variable investment options invest in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). More detail concerning each Fund portfolio company's fees and expenses is contained in the prospectus for each portfolio.


9 SUMMARY OF THE CONTRACT




------------------------------------------------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                     LOWEST                HIGHEST
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2010 (expenses that are       0.37%                 1.78%
deducted from portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)(1)
------------------------------------------------------------------------------------------------------------------------------------



(1) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2010 and for the underlying portfolios. In addition, the "Minimum" represents the total annual operating expenses of the EQ/Small Company Index. The "Maximum" represents the total annual operating expenses of the ProFund VP UltraBull Portfolio.



EXAMPLE


This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, contract fees, separate account annual expense, and Fund fees and expenses for the year ended December 31, 2010.


The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year. The example assumes the maximum contract charges and annual expenses of any of the Fund portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. a. If you surrender your Contract at the end of the applicable time period (assuming maximum fees and expenses of any of the Fund portfolios):

      --------------------------------------------------------------------------
                       1 YEAR         3 YEARS        5 YEARS       10 YEARS
      --------------------------------------------------------------------------
      Option 1         $1,009         $1,689         $2,383         $3,932

      Option 2         $1,059         $1,837         $2,624         $4,396

      Option 3         $1,137         $2,061         $2,983         $5,060
      --------------------------------------------------------------------------

   b. If you surrender your Contract at the end of the applicable time period (assuming minimum fees and expenses of any of the Fund portfolios):


      --------------------------------------------------------------------------
                       1 YEAR         3 YEARS        5 YEARS       10 YEARS
      --------------------------------------------------------------------------
      Option 1         $  877         $1,296         $1,731         $2,605

      Option 2         $  929         $1,451         $1,991         $3,147

      Option 3         $1,008         $1,686         $2,378         $3,924
      --------------------------------------------------------------------------


2. a. If you do not surrender your Contract (assuming maximum fees and expenses of any of the Fund portfolios):

      --------------------------------------------------------------------------
                       1 YEAR         3 YEARS        5 YEARS       10 YEARS
      --------------------------------------------------------------------------
      Option 1           $370         $1,126         $1,902         $3,932

      Option 2           $425         $1,284         $2,156         $4,396

      Option 3           $508         $1,522         $2,535         $5,060
      --------------------------------------------------------------------------

   b. If you do not surrender your Contract (assuming minimum fees and expenses of any of the Fund portfolios):


      --------------------------------------------------------------------------
                       1 YEAR         3 YEARS        5 YEARS       10 YEARS
      --------------------------------------------------------------------------
      Option 1           $230         $  709         $1,215         $2,605

      Option 2           $285         $  874         $1,489         $3,147

      Option 3           $369         $1,123         $1,897         $3,924
      --------------------------------------------------------------------------


3. a. If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assuming maximum fees and expenses of any of the Fund portfolios):

      --------------------------------------------------------------------------
                       1 YEAR         3 YEARS        5 YEARS       10 YEARS
      --------------------------------------------------------------------------
      Option 1         $1,009         $1,126         $1,902         $3,932

      Option 2         $1,059         $1,284         $2,156         $4,396

      Option 3         $1,137         $1,522         $2,535         $5,060
      --------------------------------------------------------------------------

   b. If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assuming minimum fees and expenses of any of the Fund portfolios):


      --------------------------------------------------------------------------
                       1 YEAR         3 YEARS        5 YEARS       10 YEARS
      --------------------------------------------------------------------------
      Option 1         $  877         $  709         $1,215         $2,605

      Option 2         $  929         $  874         $1,489         $3,147

      Option 3         $1,008         $1,123         $1,897         $3,924
      --------------------------------------------------------------------------


                                                      SUMMARY OF THE CONTRACT 10


4. a. If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2 or 4 (annuity income without life contingencies) (assuming maximum fees and expenses of any of the Fund portfolios):

      --------------------------------------------------------------------------
                       1 YEAR         3 YEARS        5 YEARS       10 YEARS
      --------------------------------------------------------------------------
      Option 1         $1,009         $1,689         $2,383         $3,932

      Option 2         $1,059         $1,837         $2,624         $4,396

      Option 3         $1,137         $2,061         $2,983         $5,060
      --------------------------------------------------------------------------

   b. If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2 or 4 (annuity income without life contingencies) (assuming minimum fees and expenses of any of the Fund portfolios):



      --------------------------------------------------------------------------
                       1 YEAR         3 YEARS        5 YEARS       10 YEARS
      --------------------------------------------------------------------------
      Option 1         $  877         $1,296         $1,731         $2,605

      Option 2         $  929         $1,451         $1,991         $3,147

      Option 3         $1,008         $1,686         $2,378         $3,924
      --------------------------------------------------------------------------


For the purposes of the Fee Tables and the Example, we assume that the Contract is owned during the accumulation period. (See "Charges and Deductions.") On and after the annuity starting date, different fees and charges will apply.


OTHER CONTRACTS


We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the Contracts offered by this prospectus. Not every Contract is offered through the same distributor. Upon request, your registered representative can show you information regarding other annuity Contracts that he or she distributes. You can also contact us to find out more about any MONY Life Insurance Company of America annuity Contracts.



CONDENSED FINANCIAL INFORMATION


Please see Appendix II at the end of this prospectus for the unit values and the number of units outstanding as of the end of the period shown for each of the variable investment options available as of December 31, 2010.


11 SUMMARY OF THE CONTRACT


2. WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?


--------------------------------------------------------------------------------

MONY LIFE INSURANCE COMPANY OF AMERICA

We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, and under its other arrangements with the Company and parent, AXA exercises significant influence over the operations and capital structure of the Company and its parent. AXA holds its interest in the Company through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc., AXA Equitable Financial Services, LLC, and MONY Life Insurance Company, a life insurance company. The Company is obligated to pay all amounts that are promised to be paid under the contracts. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $575.3 billion in assets as of December 31, 2010. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, the U.S. Virgin Islands and Puerto Rico. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your Contract or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone/ Fax/Web Transactions" for effective dates for processing telephone, Internet, and facsimile requests, later in this prospectus. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:



--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------

FOR SUBSEQUENT CONTRIBUTIONS SENT BY REGULAR MAIL:

     MONY Life Insurance Company of America
     P.O. Box 5064
     New York, NY 10087-5064

FOR SUBSEQUENT CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

     JPMorgan Chase - Lockbox Processing
     Lockbox - MONY Life Insurance Company of America - LBX 5064
     4 Chase Metrotech Center
     7th Floor East
     Brooklyn, NY 11245




--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY MAIL:


     MONY Life Insurance Company of America
     Policyholder Services
     100 Madison Street
     Syracuse, New York 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 100 Madison Street, Syracuse, New York 13202.

--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
Customer service representatives are available weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time at 1-800-487-6669.

--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------
Clients may access Online Account Access by visiting our Website at www.axa-equitable.com. Our Website provides access to account information and customer service. After enrolling and setting up a password, you can view account details, perform certain transactions, print customer service forms and find answers to Frequently Asked Questions (FAQs).

You can also change your allocation percentages, transfer among investment options, make a payment, and/or change your address (1) by toll-free phone, (2) over the Internet, through Online Account Access, or (3) by writing our Operations Center. For more information about the transaction requests you can make by phone, fax or internet, see "Telephone/fax/web transactions" later in this prospectus.


MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A is a separate investment account of the Company. Presently, only Purchase Payments for individual flexible payment variable annuity contracts are permitted to be allocated to MONY America Variable Account A. The assets in MONY America Variable Account A are kept separate from the General Account assets and other separate accounts of the Company.

The Company owns the assets in MONY America Variable Account A. The Company is required to keep assets in MONY America Variable Account A that equal the total market value of the contract liabilities funded by MONY America Variable Account A. Realized or unrealized


                              WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?  12


income gains or losses of MONY America Variable Account A are credited or charged against MONY America Variable Account A assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the contracts are assets of MONY America Variable Account A. MONY America Variable Account A assets are not chargeable with liabilities of the Company's other businesses. The assets of MONY America Variable Account A are, however, available to cover the liabilities of our General Account to the extent that the assets of MONY America Variable Account A exceed the liabilities of the contracts supported by it. The amount of some of our obligations under the Contracts is based on the assets in MONY America Variable Account A. However, the obligations themselves are obligations of the Company.

MONY America Variable Account A was authorized by the Board of Directors of the Company and established under Arizona law on March 27, 1987. MONY America Variable Account A is registered under the Investment Company Act of 1940 ("the 1940 Act") and is registered and classified under that act as a "unit investment trust". The SEC, however, does not manage or supervise the Company or MONY America Variable Account A. Although MONY America Variable Account A is registered, the Securities and Exchange Commission (the "SEC") does not monitor the activity of MONY America Variable Account A on a daily basis. The Company is not required to register, and is not registered, as an investment company under the 1940 Act. A unit investment trust is a type of investment company. For state law purposes, MONY America Variable Account A is treated as a part or division of the Company.

MONY America Variable Account A is divided into subdivisions called subaccounts. Each subaccount invests only in shares of a designated portfolio of the Funds. For example, the EQ/Core Bond Index Subaccount invests solely in shares of the EQ Advisors Trust EQ/Core Bond Index Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. Income and realized and unrealized gains or losses from assets of each subaccount are credited to or charged against that subaccount without regard to income, gains or losses in the other subaccounts, our General Account, or any other separate accounts. We reserve the right to credit or charge a subaccount in a different manner if required, or appropriate, by reason of a change in the law. In the future, we reserve the right, in compliance with the laws that apply, to establish additional subaccounts; eliminate subaccounts; combine two or more subaccounts; transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any subaccount to another subaccount; restrict or eliminate any voting rights as to the MONY America Variable Account A; and cause one or more subaccounts to invest some or all of their assets in one or more other trusts or investment companies of MONY America Variable Account A if marketing needs, tax conditions or investment conditions warrant. Future subaccounts may invest in other portfolios of the Funds or in other securities, as permitted by applicable law. Any new subaccounts may be made available to existing contracts on a basis to be determined by us. If any of these changes are made, we may, by appropriate endorsement, change the Contract to reflect the change.


13  WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?


3. THE FUNDS


--------------------------------------------------------------------------------

Each available subaccount of MONY America Variable Account A will invest only in the shares of the Funds. We offer both affiliated and unaffiliated Funds, which in turn offer one or more portfolios. There is a separate subaccount which corresponds to each portfolio of a Fund offered under the Contract. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each portfolio, if any. The chart below also shows the currently available portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") receive 12b-1 fees from affiliated portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the portfolios' average daily net assets. The affiliated portfolios' sub-advisers and/or their affiliates also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the sub-advisers' respective portfolios. It may be more profitable for us to offer affiliated portfolios than to offer unaffiliated portfolios.

The Funds are registered with the SEC under the 1940 Act. The Funds, or any of them, may withdraw from sale any or all the respective portfolios as allowed by applicable law. Not all Funds may be available in all states or in all markets.


AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the portfolios. (See the portfolios' prospectuses for more information.) These fees and payments will reduce the underlying portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying portfolios. These fees and payment arrangements may create an incentive for us to select portfolios (and classes of shares of portfolios) that pay us higher amounts.

You should note that some portfolios have objectives and strategies that are substantially similar to those of certain funds that are purchased directly rather than under a variable insurance product such as the Contract. These portfolios may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include fees; the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.

The AXA Allocation Portfolios offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable Life Insurance Company ("AXA Equitable"), the investment manager of the AXA Premier VIP Trust and EQ Advisors Trust. AXA Advisors, LLC, an affiliated broker-dealer of the Company, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this Contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your Contract. Please see "Payment and allocation of Purchase Payment" in "Detailed information about the Contract" for more information about your role in managing your allocations.




------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST                                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                   SHARE CLASS   OBJECTIVE                                  AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION(1)     Class B       Seeks long-term capital appreciation.      o   AXA Equitable Funds Management
                                                                                              Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION(1)   Class B       Seeks a high level of current income.      o   AXA Equitable Funds Management
                                                                                              Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS            Class B       Seeks current income and growth of capi-   o   AXA Equitable Funds Management
 ALLOCATION(1)                                 tal, with a greater emphasis on current        Group, LLC
                                               income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION(1)       Class B       Seeks long-term capital appreciation and   o   AXA Equitable Funds Management
                                               current income.                                Group, LLC
------------------------------------------------------------------------------------------------------------------------------------


                                                                   THE FUNDS  14




------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST                                                                    INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME              SHARE CLASS   OBJECTIVE                                      AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS           Class B       Seeks long-term capital appreciation and       o   AXA Equitable Funds Management
 ALLOCATION(1)                            current income, with a greater emphasis            Group, LLC
                                          on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR   Class A       Seeks high total return through a combi-       o   Pacific Investment Management Company
 BOND                                     nation of current income and capital               LLC
                                          appreciation.
                                                                                         o   Post Advisory Group, LLC

                                                                                         o   SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP      Class B       Seeks long-term growth of capital.             o   AXA Equitable
 GROWTH
                                                                                         o   BlackRock Investment Management, LLC

                                                                                         o   Morgan Stanley Investment Management,
                                                                                             LLC

                                                                                         o   NorthPointe Capital, LLC

                                                                                         o   Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                 SHARE CLASS   OBJECTIVE                                    AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION            Class IB     Seeks long-term capital appreciation and     o   AXA Equitable Funds Management
                                             current income.                                  Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL      Class IA     Seeks to achieve long-term growth of         o   AllianceBernstein L.P.
 CAP GROWTH                                  capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE        Class IB     Seeks to achieve capital appreciation and    o   BlackRock Investment Management, LLC
 EQUITY                                      secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY       Class IB     Seeks a combination of growth and            o   Boston Advisors, LLC
 INCOME                                      income to achieve an above-average and
                                             consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY             Class IB     Seeks to achieve long-term capital appre-    o   Bridgeway Capital Management, Inc.
 RESPONSIBLE                                 ciation.                                     o   Calvert Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH    Class IA     Seeks to achieve long-term growth of         o   Capital Guardian Trust Company
                                             capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX              Class IA     Seeks to achieve a total return before       o   SSgA Funds Management, Inc.
                                             expenses that approximates the total
                                             return performance of the Barclays Capital
                                             Intermediate U.S. Government/Credit
                                             Index, including reinvestment of dividends,
                                             at a risk level consistent with that of the
                                             Barclays Capital Intermediate U.S.
                                             Government/Credit Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND            Class IB     Seeks to achieve capital appreciation.       o   GAMCO Asset Management, Inc.
 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY          Class IB     Seeks to maximize capital appreciation.      o   GAMCO Asset Management, Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY   Class IA     Seeks to achieve long-term capital appre-    o   AXA Equitable Funds Management
                                             ciation.                                         Group, LLC
                                                                                          o   BlackRock Investment Management, LLC

                                                                                          o   Morgan Stanley Investment Management
                                                                                              Inc.
------------------------------------------------------------------------------------------------------------------------------------


15 THE FUNDS




------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                 SHARE CLASS   OBJECTIVE                                     AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT    Class IA       Seeks to achieve a total return before        o   SSgA Funds Management, Inc.
 BOND INDEX                                  expenses that approximates the total
                                             return performance of the Barclays Capital
                                             Intermediate U.S. Government Bond Index,
                                             including reinvestment of dividends, at a
                                             risk level consistent with that of the
                                             Barclays Capital Intermediate U.S. Govern-
                                             ment Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX(2)   Class IA       Seeks to achieve a total return before        o   SSgA Funds Management, Inc.
                                             expenses that approximates the total
                                             return performance of the Russell 1000
                                             Value Index, including reinvestment of
                                             dividends, at a risk level consistent with
                                             that of the Russell 1000 Value Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS       Class IA       Seeks to achieve long-term growth of          o   AllianceBernstein L.P.
                                             capital.
                                                                                           o   AXA Equitable Funds Management
                                                                                               Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND     Class IA       Seeks to achieve capital appreciation and     o   Lord, Abbett & Co. LLC
 INCOME (3)                                  growth of income without excessive fluc-
                                             tuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX              Class IA       Seeks to achieve a total return before        o   SSgA Funds Management, Inc.
                                             expenses that approximates the total
                                             return performance of the S&P Mid Cap
                                             400 Index, including reinvestment of divi-
                                             dends, at a risk level consistent with that
                                             of the S&P Mid Cap 400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS         Class IA       Seeks to achieve long-term capital appre-     o   AXA Equitable Funds Management
                                             ciation.                                          Group, LLC

                                                                                           o   BlackRock Investment Management, LLC

                                                                                           o   Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET               Class IA       Seeks to obtain a high level of current       o   The Dreyfus Corporation
                                             income, preserve its assets and maintain
                                             liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL          Class IB       Seeks to achieve capital appreciation.        o   Montag & Caldwell, LLC
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP     Class IA       Seeks to achieve capital growth.              o   Morgan Stanley Investment Management
 GROWTH                                                                                        Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND     Class IB       Seeks to generate a return in excess of       o   Pacific Investment Management
                                             traditional money market products while           Company, LLC
                                             maintaining an emphasis on preservation
                                             of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX        Class IA       Seeks to replicate as closely as possible     o   AllianceBernstein L.P.
                                             (before the deduction of Portfolio
                                             expenses) the total return of the Russell
                                             2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME      Class IB       Seeks to achieve total return through capi-   o   UBS Global Asset Management
                                             tal appreciation with income as a                 (Americas) Inc.
                                             secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST --
CLASS 2                                                                                    INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                OBJECTIVE                                                    AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES    The Fund's investment goal is to maximize income while       o   Franklin Advisers, Inc.
 FUND                         maintaining prospects for capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------



                                                                    THE FUNDS 16




------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST --
CLASS 2                                                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                         OBJECTIVE                                          AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN RISING DIVIDENDS              Seeks long-term capital appreciation, with         o   Franklin Advisory Services, LLC
 SECURITIES FUND                       preservation of capital as an important
                                       consideration.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO VARIABLE INSURANCE FUNDS --
SERIES I SHARES                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                         OBJECTIVE                                          AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GLOBAL         Seeks long-term capital appreciation by investing  o   Invesco Advisers, Inc. (sub-advised by
 VALUE EQUITY                          primarily in equity securities of issuers              Invesco Asset Management Limited).
                                       throughout the world, including U.S. issuers.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE        The fund's investment objective is capital growth. o   Invesco Advisers, Inc.
 FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH           The fund's investment objective is to provide      o   Invesco Advisers, Inc.
 FUND(4)                               reasonable current income and long-term growth of
                                       income and capital.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND           The fund's investment objective is capital growth. o   Invesco Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES --                                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S),
INSTITUTIONAL SHARES                   OBJECTIVE                                          AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FORTY PORTFOLIO(5)                     Seeks long-term growth of capital.                 o   Janus Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
OVERSEAS PORTFOLIO                     Seeks long-term growth of capital.                 o   Janus Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST --                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
INITIAL CLASS                          OBJECTIVE                                          AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES                To seek total return.                              o   Massachusetts Financial Services
                                                                                              Company
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT                                                              INVESTMENT MANAGER (OR SUB-ADVISER(S),
FUNDS -- SERVICE CLASS                 OBJECTIVE                                          AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL                     Seeks long-term capital appreciation.              o   OppenheimerFunds, Inc.
SECURITIES FUND/VA
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST --                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
ADMINISTRATIVE CLASS                   OBJECTIVE                                          AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO                  Seeks to maximize total return, consistent with    o   Pacific Investment Management
 (UNHEDGED)                            preservation of capital and prudent                    Company, LLC
                                       investment management.
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS VP                                                                               INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                         OBJECTIVE                                          AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP BEAR                        Seeks daily investment results, before fees and    o   ProFund Advisors LLC
                                       expenses, that correspond to the inverse
                                       (opposite) of the daily performance of the S&P
                                       500 Index.
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP RISING                      Seeks daily investment results, before fees and    o   ProFund Advisors LLC
 RATES OPPORTUNITY                     expenses, that correspond to the one and
                                       one-quarter times (125%) the inverse (opposite) of
                                       the daily price movement of the most recently
                                       issued 30-year U.S. Treasury Bond ("Long Bond").
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP ULTRABULL                   Seeks daily investment results, before fees and    o   ProFund Advisors LLC
                                       expenses that correspond to twice (200%) the
                                       daily performance of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------



(1)  The "AXA Allocation" Portfolios

(2)  This Portfolio will become available on or about May 20, 2011.

(3) Effective on or about May 20, 2011, subject to regulatory and shareholder approvals, interests in the EQ/Large Cap Value Index (the "surviving option") will replace interests in the EQ/Lord Abbett Growth and Income (the "replaced option"). We will move the assets from the replaced option into the surviving option on the date of the scheduled merger. The value of your interest in the surviving option will be the same as it was in the replaced option. We will also automatically direct any contributions made to a replaced option to the surviving option. Any allocation election to a replaced option will be considered as an allocation election to the surviving option.

(4) On April 1, 2011, the shareholders of the Invesco V.I. Financial Services Fund approved the Agreement and Plan of Reorganization (the "Reorganization") between Invesco V.I. Financial Services Fund and Invesco V.I. Dividend Growth Fund to take place on or about April 29, 2011. Accordingly, interests in the Invesco V.I. Dividend Growth Fund (the "surviving option") replaced interests in the Invesco V.I. Financial Services Fund (the "replaced option"). On the date of the Reorganization, we moved the assets from the replaced option into the surviving option. The value of your interest in the surviving option is the same as it was in the corresponding replaced option. We will also automatically direct any contributions made to the replaced option to the surviving option. Any allocation election to the replaced option is considered an allocation election to the surviving option. Also, until our administrative systems are fully updated in June 2011, statements you receive from us may reflect the Invesco V.I. Financial Services Fund.



17 THE FUNDS



(5) Unlike the other Funds, the Janus Aspen Forty Portfolio is a nondiversified, open-end management investment company. A nondiversified Fund may hold a larger position in a smaller number of securities than a diversified Fund. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a nondiversified Fund than a diversified Fund.



YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. SHARE CLASSES, WHERE APPLICABLE, ARE DEFINED IN THE CORRESPONDING FUND PROSPECTUS. THE PROSPECTUSES FOR THE FUND CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF FUND PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-487-6669.

Each Owner should periodically review their allocation of Purchase Payments and Fund Values among the subaccounts and the Guaranteed Interest Account with Market Value Adjustment in light of their current objectives, the current market conditions, and the risks of investing in each of the Funds' various portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Funds' portfolios can be found in the prospectus for each of the Funds.

                                                                    THE FUNDS 18


PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A will buy and redeem shares from the Funds at net asset value. Shares will be redeemed when needed for the Company to:

o    collect charges under the Contracts;

o    pay Cash Value on full surrenders of the Contracts;

o    fund partial surrenders;

o    provide benefits under the Contracts; or

o transfer assets from one subaccount to another or between one or more subaccounts of MONY America Variable Account A and the Guaranteed Interest Account with Market Value Adjustment as requested by Owners.

Any dividend or capital gain distribution received from a portfolio of a Fund will be:

o    reinvested immediately at net asset value in shares of that portfolio; or

o    kept as assets of the corresponding subaccount.

--------------------------------------------------------------------------------
CASH VALUE -- The Contract's Fund Value, less (1) any applicable surrender charge, (2) any outstanding debt, and (3) any applicable market value adjustment.
--------------------------------------------------------------------------------

Shares of the Funds are not sold directly to the general public. They are sold to the Company, and may be sold to other insurance companies that issue variable annuity and variable life insurance contracts. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its portfolios both to variable annuity and to variable life insurance company separate accounts, it engages in mixed funding. When a Fund sells shares in any of its portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding. Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict.

The Boards of Directors or Trustees of each of the Funds monitors the respective Fund for the existence of material irreconcilable conflict between the interests of variable annuity Owners and variable life insurance Owners. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing mixed and shared funding conflicts to the Directors and Trustees of each of the relevant Funds. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

19  THE FUNDS


4. DETAILED INFORMATION ABOUT THE CONTRACT


--------------------------------------------------------------------------------


The Fund Value in MONY America Variable Account A and in the Guaranteed Interest Account with Market Value Adjustment provide many of the benefits of your Contract. The information in this section describes the benefits, features, charges and major provisions of the Contract and the extent to which those depend upon the Fund Value, particularly the Fund Value in MONY America Variable Account A. There may be differences in your Contract such as differences in fees, charges, and benefits because of the state where we issued your Contract. We will include any such differences in your Contract. If we issued your Contract in the State of Washington, please see Appendix I.



PAYMENT AND ALLOCATION OF PURCHASE PAYMENTS



ISSUE AGES


The issue ages for the two benefit option packages available under the Contract vary as per the table below. The maximum issue age of the Annuitant for Option 1 is 85. The maximum issue age of the Annuitant for Option 2 is 79. For Option 3, it was 79.

--------------------------------------------------------------------------------
                         OPTION 1   OPTION 2   OPTION 3*
--------------------------------------------------------------------------------
Annuitant Issue           0-85       0-79        0-79
Ages
--------------------------------------------------------------------------------
*    As of November 29, 2004, Option 3 is no longer available for new business.



ISSUANCE OF THE CONTRACT


Disclosure regarding contract issuance and minimum initial Purchase Payments is for informational purposes only. This Contract is no longer available to new purchasers.

The Contract is between you and the Company. The Contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your Contract. In the absence of a specific written arrangement to the contrary, you as the owner of the Contract, have the sole authority to make investment allocations and other decisions under the Contract. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your Contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

Individuals who want to buy a Contract must:

(1)  complete an application;

(2)  personally deliver the application to

     (a) a licensed agent of the Company who is also a registered representative of AXA Advisors, LLC or AXA Distributors, LLC (together, the "Distributors") who act as the principal underwriters for the Contracts, or

     (b) a licensed agent who is also a registered representative of a broker dealer which had been authorized by the Distributors to sell the Contract; and

(3)  pay the minimum initial Purchase Payment.

If we receive a completed application and all other information necessary for processing a purchase order at our Operations Center, we will apply your initial Purchase Payment no later than two Business Days after we receive the order. While attempting to finish an incomplete application, we may hold your initial Purchase Payment for no more than five Business Days. If an incomplete application cannot be completed within those five days, we will inform you of the reasons, and will return your Purchase Payment immediately (unless you specifically authorize us to keep it until the application is complete). Once you complete your application, we must apply the initial Purchase Payment within two Business Days. We will apply any additional Purchase Payments you make on the Business Day we receive them at our Operations Center.

The Contract may be used with certain tax qualified plans. The Contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Contract does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Contract, you should purchase it for its death benefit, annuity benefits, and other non-tax related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether the Contract is an appropriate investment for you.

The minimum initial Purchase Payment for individuals varies depending upon the use of the Contract, the method of purchase and the benefit option package selected. The chart below shows the minimum initial Purchase Payment for each situation.

                                     DETAILED INFORMATION ABOUT THE CONTRACT  20



------------------------------------------------------------------------------------------------------------------------------------
 USE OF CONTRACT OR METHOD OF MAKING PURCHASE PAYMENT                               MINIMUM INITIAL PURCHASE PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
Individual retirement accounts and annuities under Section 408 of the Code (other   $2,000
than Simplified Employee Pensions), including Roth IRAs under Section 408A of the Code (no longer available to new purchasers).
------------------------------------------------------------------------------------------------------------------------------------
Non-Qualified Contracts (no longer available to new purchasers).                    Option 1 -- $5,000
                                                                                    Option 2 -- $10,000
                                                                                    Option 3 -- $10,000
------------------------------------------------------------------------------------------------------------------------------------
H.R. 10 plans (self-employed individuals' retirement plans under Section 401 of     $  600
the Code) (no longer available to new purchasers) and Simplified Employee Pen-
sions under Section 408 of the Code (no longer available to new purchasers).
------------------------------------------------------------------------------------------------------------------------------------
Certain corporate or association retirement plans.                                  $  600
------------------------------------------------------------------------------------------------------------------------------------
Annuity purchase plans sponsored by certain tax-exempt organizations, govern-       $  600
mental entities and deferred compensation plans under Section 457 of the Code.
------------------------------------------------------------------------------------------------------------------------------------
Payroll deduction and automatic checking account withdrawal plans.                  Annualized rate of $600 (i.e., $600 per
                                                                                    year, $300 semiannually, $150 quarterly or $50
                                                                                    per month)
------------------------------------------------------------------------------------------------------------------------------------
Government Allotment Plans                                                          $50 per month
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOVERNMENT ALLOTMENT PLANS -- Payroll deduction plans used for financial products by government employees.
--------------------------------------------------------------------------------
Additional Purchase Payments may be made at any time--before the annuity starting date as long as the Annuitant is living. However, for certain automatic payment plans, the smallest additional payment is $50.

The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments for such plans. In addition, the prior approval of the Company is needed before it will accept a Purchase Payment if that would cause Cumulative Purchase Payments, less any partial surrenders and their surrender charges and market value adjustments, to exceed $1,500,000.

The Company reserves the right to reject an application for any reason permitted by law.

Net Purchase Payments received before the Effective Date will be held in the Company's General Account and will be credited with interest at not less than 3.50% per year if:

(1)  the Contract is issued by the Company, and

(2)  the Contract is delivered to the Owner.

No interest will be paid if the Contract is not issued or if it is declined by the Owner.

These amounts will be held in that account pending end of the right to return contract period. (See below.)

--------------------------------------------------------------------------------
EFFECTIVE DATE -- The date the contract begins as shown in the Contract.
--------------------------------------------------------------------------------


TAX-FREE 'SECTION 1035' EXCHANGES


This information is no longer applicable to the purchase of these Contracts as these Contracts are no longer available to new purchasers.

The Owner can generally exchange one annuity contract for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Similar rules may apply to changing the funding vehicle in a Qualified Plan. Before making the exchange, the Owner should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on the old contract. There will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, the Owner may have to pay federal income tax, and penalty taxes on the exchange. The Owner should not exchange another contract for this one unless he or she determines, after knowing all the facts, that the exchange is in the Owner's best interest and not just better for the person trying to sell the Owner this Contract (that person will generally earn a commission if the Owner buys this Contract through an exchange or otherwise).



RIGHT TO RETURN CONTRACT PROVISION


This information is no longer applicable as these Contracts are no longer available to new purchasers.

The Owner may return the Contract during the right to return contract period (usually within 10 days) of the delivery date. The Contract must be returned to the Company or any agent of the Company. When the Company receives the Contract, it will be voided as if it were never in effect. Unless state law requires otherwise, the amount to be refunded is equal to the Purchase Payments received by the Company, less any partial surrenders you made. During the right to return contract period, Purchase Payments will be retained in the Company's General Account and will earn interest at a rate not less than 3.50% per year. If you have not returned the Contract at the end of the right to return contract period, we transfer the Net Purchase Payments with interest to the subaccounts and/or the Guaranteed Interest Account.



ALLOCATION OF PAYMENTS AND FUND VALUE

ALLOCATION OF PAYMENTS. On the application, the Owner may allocate Net Purchase Payments to any of the available subaccounts of MONY America Variable Account A or to the Guaranteed Interest Account with Market Value Adjustment. Net Purchase Payments (and any interest thereon) are held in the General Account if they are received before the end of the right to return contract period.


The portion of Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment will be held in the Guaranteed Interest Account with Market Value Adjustment of the General Account for the specified period selected and will be credited with interest at the rate declared by the Company for that specified period. The portion of Net Purchase Payments allocated to subaccounts of MONY America Variable Account A will earn 3.50% annual interest until the right to return contract period expires. (See "Right to


21  DETAILED INFORMATION ABOUT THE CONTRACT


return contract provision" above.) After the right to return Contract period has expired, the value of Net Purchase Payments allocated to subaccounts of MONY America Variable Account A will automatically be transferred to MONY America Variable Account A subaccount(s) according to the Owner's percentage allocation.

After the right to return contract period, under a non-automatic payment plan, if the Owner does not:

(1)  specify the amount to be allocated among subaccounts, or

(2)  specify the percentage to be allocated among subaccounts, or

(3)  the amount or percentage specified is incorrect or incomplete,

the Net Purchase Payments will be allocated under the Owner's most recent instructions on record with the Company. The percentage specified must not be less than 5% of the Net Purchase Payment. Allocation percentages must total 100%. For automatic payment plans, Net Purchase Payments will be allocated according to the Owner's most recent instructions on record.

The Owner may change the specified allocation formula for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone, facsimile or via the web subject to the rules of the Company and its right to terminate or modify telephone, facsimile or via the web allocation. The Company reserves the right to deny any telephone, facsimile or via the web allocation request. (See "Telephone/fax/web transactions.") Any such change, whether made in writing or by telephone, facsimile or via the web, will be effective seven days after we receive notice of the change in accordance with the requirements of state insurance departments and the Investment Company Act of 1940.

Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington must maintain a minimum Fund Value balance of $2,500 in the Guaranteed Interest Account with Market Value Adjustment when an allocation to said account is chosen.



CALCULATING UNIT VALUES FOR EACH SUBACCOUNT


When allocated Net Purchase Payments are received they are credited to subaccounts of MONY America Variable Account A in the form of units. The number of units is determined by dividing the dollar amount allocated to a particular subaccount by the unit value for that subaccount for the Business Day on which the Purchase Payment is received.

To determine the unit value of a subaccount on each Business Day, the Company takes the prior Business Day's unit value and multiplies it by the Net Investment Factor for the current Business Day. The Net Investment Factor is used to measure the investment performance of a subaccount from one Business Day to the next. The Net Investment Factor for each subaccount equals:

(1) the net asset value per share of each Fund held in the subaccount at the end of the current Business Day divided by

(2) the net asset value per share of each Fund held in the subaccount at the end of the prior Business day, minus

(3) the daily mortality and expense risk charge and any other applicable charges adjusted for the number of calendar days in the period.

The unit value of these subaccounts may increase, decrease or remain the same from Business Day to Business Day. The unit value depends on the investment performance of the portfolio of the Fund in which the subaccount invests and any expenses and charges deducted from MONY America Variable Account A. The Owner bears the entire investment risk. Owners should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.


CALCULATION OF GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT FUND
VALUE


Net Purchase Payments to be allocated to the Guaranteed Interest Account with Market Value Adjustment will be credited to the Accumulation Period chosen by the Owner on

(1)  the date received at the Operations Center, or

(2) if the day Net Purchase Payments are received is not a Business Day, then on the next Business Day.

Interest will be credited daily.


CALCULATION OF FUND VALUE


The Contract's Fund Value will reflect:


o The investment performance of the selected subaccount(s) of MONY America Variable Account A.



o Amounts credited (including interest) to the Guaranteed Interest Account with Market Value Adjustment.

o    Any Net Purchase Payments.

o    Any transfer charges.

o    Any partial surrenders.

o    Any outstanding debt.



o All contract charges (including surrender charges and market value adjustments) imposed.


There is no guaranteed minimum Fund Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account with Market Value Adjustment. Because a Contract's Fund Value at any future date will be dependent on a number of variables, it cannot be predetermined.

The Fund Value will be computed first on the Effective Date and thereafter on each Business Day. On the Effective Date, the Contract's Fund Value will be the Net Purchase Payments received on or before the Effective Date plus any interest credited on those Payments during the period when Net Purchase Payments are held in the General Account. (See "Issuance of the Contract".)

After amounts allocated to the subaccounts are transferred from the General Account to MONY America Variable Account A, on each Business Day, the Contract's Fund Value will be computed as follows:


(1) Determine the aggregate of the Fund Values attributable to the Contract in each of the subaccounts on that Business Day. This is done by multiplying the subaccount's unit value on that date by the number of subaccount units allocated to the Contract. The computation of the Contract's Fund Value in the subaccount is done before any other Contract transactions on that Business Day.

(2) Add any amount credited to the Guaranteed Interest Account with Market Value Adjustment before that Business Day. This amount is the aggregate of all Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment and:



                                     DETAILED INFORMATION ABOUT THE CONTRACT  22



     o    The addition of any interest credited.

     o    Addition or subtraction of any amounts transferred.

     o    Subtraction of any partial surrenders.

     o Subtraction of any contract charges, surrender charges, transfer charges, and any Market Value Adjustments



(3) Add the value held in the loan account to secure contract loans and interest credited on that day on that amount;

(4)  Add any Net Purchase Payment received on that Business Day;

(5) Subtract any partial surrender amount (reflecting any surrender charge and Market Value Adjustment) made on that Business Day;

(6) Subtract any annual contract charge and/or transfer charge deductible on that Business Day.


Regarding (1) above, for each subaccount we multiply the number of units credited to that subaccount by its unit Value on that Business Day. The multiplication is done before the purchase or redemption of any units on that Business Day.

If a transaction would ordinarily require that the Contract's Fund Value be computed for a day that is not a Business Day, the next following Business Day will be used.


TRANSFERS. You may transfer the value of the Contract among the subaccounts after the right to return contract period has expired by sending a proper written request to the Company's Operations Center. Transfers may be made by telephone, facsimile or via the web if proper authorization has been received at the Company's Operations Center. (See "Telephone/fax/web transactions.") Transfers will be executed at the net asset value next calculated by the Company if the transfer instruction is received and acknowledged by 4:00 p.m., Eastern Time on a day on which the New York Stock Exchange is open for business. If the New York Stock Exchange is not open for business on the day of receipt, the transfer instruction will be executed at the net asset value calculated at the close of business on the first day thereafter on which the New York Stock Exchange is open for business. Such transfers are subject to the Company's rules and conditions for such privilege. Currently, there are no limitations on the number of transfers between subaccounts. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.


Transfers may be postponed for any period during which

(1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

A transfer charge is not currently imposed on transfers. (See "Deductions from fund value -- Transfer charge.") However, the Company reserves the right to impose a charge which will not exceed $25 per transfer. If imposed the charge will be deducted from the first subaccount(s) or the Guaranteed Interest Account with Market Value Adjustment you designate funds to be transferred from. This charge is in addition to the amount transferred. All transfers in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Fund Value at the end of the right to return contract period will not be subject to a transfer charge and transfers made at the end of an Accumulation Period of amounts allocated to the Guaranteed Interest Account with Market Value Adjustment (see below) will not be subject to a transfer charge. Under present law, transfers are not taxable transactions.


TRANSFERS INVOLVING THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT. Transfers may be made from the Guaranteed Interest Account with Market Value Adjustment at any time, but, if they are made before the end of the 3, 5, 7, or 10 year Accumulation Period there will be a market value adjustment for Contracts issued in most states. If the transfer request is received within 30 days before the end of the Accumulation Period, no market value adjustment will apply. If multiple Accumulation Periods are in effect, your transfer request must specify from which Accumulation Period(s) we are to make the transfer.


Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington with fund value in the Guaranteed Interest Account with Market Value Adjustment must maintain a minimum Fund Value in the Guaranteed Interest Account with Market Value Adjustment of $2,500.

Please see "Payment and allocation of Purchase Payments" earlier in this section "Detailed information about the Contract" for more information about your role in managing your allocations.


PORTFOLIO REBALANCING. Our portfolio rebalancing program can help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you may instruct us to periodically reallocate values in your Contract. The program does not guarantee an investment gain or protect against an investment loss. You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Requesting a transfer while enrolled in our rebalancing program will automatically terminate your participation in the program. This means that your account will no longer be rebalanced on a periodic basis. You must provide us with written instructions if you wish your account to be rebalanced in the future.



TELEPHONE/FAX/WEB TRANSACTIONS

Prior allocation instructions may be changed or transfers requested by telephone, fax or via the web subject to the Company's guidelines (which we believe to be reasonable) and the Company's right to modify or terminate the telephone/fax/web privilege. The Company reserves the right to deny any telephone, fax or web request.

If all telephone lines are busy or the Internet is not available (for example, during periods of substantial market fluctuations), Owners may be unable to request telephone, fax or web allocation changes or transfers by telephone, fax or web. In such cases, an Owner would submit a written request.

We have adopted guidelines relating to changes of allocations and transfers by telephone, fax or web which, among other things, outlines procedures designed to prevent unauthorized instructions. If the Owner does not follow these procedures:

(1) the Company shall not be liable for any loss as a result of following fraudulent telephone, fax or web instructions; and

(2) the Owner will, therefore, bear the entire risk of loss due to fraudulent telephone, fax or web instructions.


23  DETAILED INFORMATION ABOUT THE CONTRACT


A copy of the guidelines and our form for electing telephone/facsimile transfer privileges is available from your financial professional or by calling us at
(800) 487-6669, Monday through Friday, 9 a.m. to 5 p.m., Eastern Time. Web transfer privileges and a copy of the guidelines and forms are available online at www.axaonline.com. The telephone or fax allocation and transfer privileges may also be elected by completing the telephone or fax authorization. The Company's form or a Contract application with a completed telephone or fax authorization must be signed and received at the Company's Operations Center before telephone or fax allocation instructions will be accepted. To elect web allocation and transfer privileges, you must log on to www.axaonline.com, and register for online account access. This online application must be electronically signed and received by the Company via the internet before web transaction instructions will be accepted.


SPECIAL NOTE ON RELIABILITY. Please note that the internet or our telephone system may not always be available. Any system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transactions by writing our Operations Center.



DISRUPTIVE TRANSFER ACTIVITY

You should note that the Contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The Contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and contract owners.

We currently require that any transfer request that would result in an aggregated transfer amount of $250,000 or more in a single day must be submitted in writing to our customer service office by U.S. mail (first class). Overnight mail is not permitted for those transfer requests. We monitor the $250,000 daily threshold on a monthly basis and combine transfer activities for all contracts with the same or related owner. We do not permit exceptions to this policy. We may change this policy, and any new or revised policy will apply to all Contract holders uniformly.


We offer subaccounts with underlying portfolios that are part of the AXA Premier VIP Trust and EQ Advisors Trust, as well as subaccounts with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the AXA Premier VIP Trust and EQ Advisors Trust, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity.


When a Contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the Contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the Contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it



                                     DETAILED INFORMATION ABOUT THE CONTRACT  24



believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


TERMINATION OF THE CONTRACT

The Contract will remain in effect until the earlier of:

(1)  the date the Contract is surrendered in full,

(2)  the date annuity payments start,

(3) the Contract Anniversary on which, after deduction for any annual contract charge then due, no Fund Value in the subaccounts and the Guaranteed Interest Account with Market Value Adjustment remains in the Contract, or

(4)  the date the death benefit is payable under the Contract.

25  DETAILED INFORMATION ABOUT THE CONTRACT


5. DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT


--------------------------------------------------------------------------------

GENERAL

The Guaranteed Interest Account with Market Value Adjustment is an allocation option available under the contract. The Guaranteed Interest Account with Market Value Adjustment may not be available in every state jurisdiction.

The guarantees associated with the Guaranteed Interest Account with Market Value Adjustment are borne exclusively by the Company. The guarantees associated with the Guaranteed Interest Account with Market Value Adjustment are legal obligations of the Company. Fund Values allocated to the Guaranteed Interest Account with Market Value Adjustment are held in the General Account of the Company. Amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. The Company has sole investment discretion over the investment of the assets of its General Account. Owners having allocated amounts to a particular Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment, however, will have no claim against any particular assets of the Company.

The Guaranteed Interest Account with Market Value Adjustment provides for a Specified Interest Rate, which is a guaranteed interest rate that will be credited as long as any amount allocated to the Guaranteed Interest Account with Market Value Adjustment is not distributed for any reason prior to the Maturity Date of the particular Accumulation Period chosen by the Owner. Generally, a 3-year Accumulation Period offers guaranteed interest at a Specified Interest Rate over three years, a 5-year Accumulation Period offers guaranteed interest at a Specified Interest Rate over five years, and so on. Because the Maturity Date is the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period, the Accumulation Period may be up to 31 days shorter than the 3, 5, 7 or 10 years, respectively.

Although the Specified Interest Rate will continue to be credited as long as Fund Value remains in an Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment prior to the Maturity Date of that Accumulation Period, surrenders or transfers (including transfers to the Loan Account as a result of a request by the Owner for a Loan) will be subject to a Market Value Adjustment, as described below. Market Value Adjustments do not apply upon annuitization under Settlement Option 3 or 3A.

Market Value Adjustments do not apply for partial or full surrenders or transfers requested within 30 days before the end of the Accumulation Period, nor to any benefits paid upon the death of the Annuitant. The Market Value Adjustment does apply to benefits paid upon death of the Owner. Market Value Adjustments also do not apply to Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington. In addition, Contracts issued in these states must maintain a minimum Fund Value balance of $2,500 in the Guaranteed Interest Account with Market Value Adjustment when an allocation to this account is chosen.

GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

The Guaranteed Interest Account with Market Value Adjustment is a part of the Company's General Account which consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including MONY America Variable Account A.

--------------------------------------------------------------------------------
MARKET VALUE ADJUSTMENT -- An amount added to or deducted from the amount surrendered or transferred from the Guaranteed Interest Account with Market Value Adjustment for contracts issued in certain states.
ACCUMULATION PERIOD -- Currently 3, 5, 7 and 10 years. The Accumulation Period starts on the Business Day that falls on, or next follows the date the Purchase Payment is transferred into the Guaranteed Interest Account with Market Value Adjustment and ends on the monthly Contract anniversary immediately prior to the last day of that Accumulation Period. (THE ACCUMULATION PERIOD IS LIMITED
TO ONE YEAR FOR CONTRACTS ISSUED IN MARYLAND, THE COMMONWEALTH OF
MASSACHUSETTS, NEW JERSEY, OKLAHOMA, OREGON, THE COMMONWEALTH OF PENNSYLVANIA, SOUTH CAROLINA, TEXAS AND WASHINGTON.)
CONTRACT YEAR -- Any period of twelve (12) months commencing with the Effective Date and each Contract Anniversary thereafter.
CONTRACT ANNIVERSARY -- An anniversary of the Effective Date of the Contract.
--------------------------------------------------------------------------------

ALLOCATIONS TO THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

There are three sources from which allocations to the Guaranteed Interest Account with Market Value Adjustment may be made:

(1) an initial Purchase Payment made under a Contract may be wholly or partially allocated to the Guaranteed Interest Account with Market Value Adjustment;

(2) a subsequent or additional Purchase Payment made under a Contract may be partially or wholly allocated to the Guaranteed Interest Account with Market Value Adjustment; and

(3) amounts transferred from Subaccounts available under the Contract may be wholly or partially allocated to the Guaranteed Interest Account with Market Value Adjustment.


There is no minimum amount of any allocation of either Purchase Payments or transfers of Fund Value to the Guaranteed Interest Account with Market Value Adjustment. The one (1) year Accumulation Period (which is limited to certain states in which there is no Market Value Adjustment), requires the Guaranteed Interest Account to have a minimum Fund Value of $2,500 when an allocation to said account is chosen.


SPECIFIED INTEREST RATES AND THE ACCUMULATION PERIODS


SPECIFIED INTEREST RATES


The Specified Interest Rate, at any given time, is the rate of interest guaranteed by the Company to be credited to allocations made to the



 DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT  26


Accumulation Period for the Guaranteed Interest Account with Market Value Adjustment chosen by the Owner, so long as no portion of the allocation is distributed for any reason prior to the Maturity Date of the Accumulation Period. Different Specified Interest Rates may be established for the four different Accumulation Periods which are currently available (3, 5, 7 and 10 years). (The Accumulation Period is limited to one year for Contracts issued in Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington.)

The Company declares Specified Interest Rates for each of the available Accumulation Periods from time to time. Normally, new Specified Interest Rates will be declared monthly; however, depending on interest rate fluctuations, declarations of new Specified Interest Rates may occur more or less frequently. The Company observes no specific method in the establishment of the Specified Interest Rates, but generally will attempt to declare Specified Interest Rates which are related to interest rates associated with fixed-income investments available at the time and having durations and cash flow attributes compatible with the Accumulation Periods then available for the Guaranteed Interest Account with Market Value Adjustment. In addition, the establishment of Specified Interest Rates may be influenced by other factors, including competitive considerations, administrative costs and general economic trends. The Company has no way of predicting what Specified Interest Rates may be declared in the future and there is no guarantee that the Specified Interest Rate for any of the Accumulation Periods will exceed the guaranteed minimum effective annual interest rate of 3.50%. OWNERS BEAR THE RISK THAT THE SPECIFIED INTEREST RATE WILL NOT EXCEED THE GUARANTEED MINIMUM RATE.

The period of time during which a particular Specified Interest Rate is in effect for new allocations to the then available Accumulation Periods is referred to as the Investment Period. All allocations made to an Accumulation Period during an Investment Period are credited with the Specified Interest Rate in effect. An Investment Period ends only when a new Specified Interest Rate relative to the Accumulation Period in question is declared. Subsequent declarations of new Specified Interest Rates have no effect on allocations made to Accumulation Periods during prior Investment Periods. All such prior allocations will be credited with the Specified Interest Rate in effect when the allocation was made for the duration of the Accumulation Period selected.

Information concerning the Specified Interest Rates in effect for the various Accumulation Periods can be obtained by contacting an agent of the Company who is also a registered representative of AXA Advisors, LLC or by calling the following toll free telephone number: (800) 487-6669.

The Specified Interest Rate is credited on a daily basis to allocations made to an Accumulation Period elected by the Owner, resulting in an annual effective yield which is guaranteed by the Company, unless amounts are surrendered, transferred or paid out on death of Annuitant from that Accumulation Period for any reason prior to the Maturity Date for that Accumulation Period. The Specified Interest Rate will be credited for the entire Accumulation Period. If amounts are surrendered or transferred from the Accumulation Period for any reason prior to the Maturity Date, a Market Value Adjustment will be applied to the amount surrendered or transferred.


CREDITING OF INTEREST

Any Net Purchase Payments you as Owner of the Contract allocate to the Guaranteed Interest Account with Market Value Adjustment will be credited with interest at the rate declared by the Company. The Company guarantees that the rate credited will not be less than 3.50% annually (0.0094%, compounded daily). You bear the risk that we will not declare interest in excess of that 3.50% rate. If you allocate Purchase Payments or transfer funds to the Guaranteed Interest Account, you will choose between Accumulation Periods of 3, 5, 7, or 10 years for Contracts issued in most states. The Accumulation Period is limited to one year for Contracts issued in Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington. Before the beginning of each calendar month, the Company will declare interest rates for each period, if those rates will be higher than the guaranteed rate. Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from MONY America Variable Account A completed within the period during which it is effective. Amounts you allocate to the Accumulation Period you select will receive this interest rate for the entire Accumulation Period. Within 45 days, but not less than 15 days before the Accumulation Period expires, we will notify you of the new rates we are then declaring. When the period expires you can (1) elect a new Accumulation Period of 3, 5, 7, or 10 years (except in certain states where the Accumulation Period is limited to a one year period) or (2) you may elect to transfer the amounts allocated to the expiring Accumulation Period to MONY America Variable Account A. If you make no election, the entire amount allocated to the expiring Accumulation Period will automatically be held for an Accumulation Period of the same length. If that period will extend beyond the annuity starting date or if that period is no longer offered, the money will be transferred into the Money Market subaccount.


ACCUMULATION PERIODS

For each Accumulation Period, the Specified Interest Rate in effect at the time of the allocation to that Accumulation Period is guaranteed. An Accumulation Period always ends on a Maturity Date, which is the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period. Therefore, the Specified Interest Rate may be credited for up to 31 days less than the full 3, 5, 7 or 10 years. (The Accumulation Period is limited to one year for Contracts issued in Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington.)

For example, if the Effective Date of a Contract is August 10, 2000 and an allocation is made to a 10 year Accumulation Period on August 15, 2000 and the funds for a new Purchase Payment are received on that day, the Accumulation Period will begin on August 15, 2000 and end on August 10, 2010, during which period the Specified Interest Rate will be credited.

All Accumulation Periods for the 3, 5, 7, and 10 year Accumulation Periods, respectively, will be determined in a manner consistent with the foregoing example.


END OF ACCUMULATION PERIODS

At least fifteen days and at most forty-five days prior to the end of an Accumulation Period, the Company will send notice to the Owner of the impending Maturity Date. The notice will include the projected Fund Value held in the Accumulation Period on the Maturity Date and will specify the various options Owners may exercise with respect to the Accumulation Period:

(1) During the thirty-day period before the Maturity Date, the Owner may wholly or partially surrender the Fund Value held in that



27  DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT



     Accumulation Period without a Market Value Adjustment; however, Surrender Charges under the Contract, if applicable, will be assessed.

(2) During the thirty-day period before the Maturity Date, the Owner may wholly or partially transfer the Fund Value held in that Accumulation Period, without a Market Value Adjustment, to any Subaccount then available under the Contract or may elect that the Fund Value held in that Accumulation Period be held for an additional Accumulation Period of the same number of years or for another Accumulation Period of a different number of years which may at the time be available. A confirmation of any such transfer or election will be sent immediately after the transfer or election is processed.

(3) If the Owner does not make an election within thirty days following the Maturity Date, the entire Fund Value held in the maturing Accumulation Period will be transferred to an Accumulation Period of the same number of years as the Accumulation Period which matured. The start of the new Accumulation Period is the ending date of the previous Accumulation Period. However, if that period would extend beyond the Annuity Starting Date of the Contract or if that period is not then made available by the Company, the Fund Value held in the maturing Accumulation Period will be automatically transferred to the Money Market Subaccount at the end of the Maturity Period. A confirmation will be sent immediately after the automatic transfer is executed.

During the thirty day period following the Maturity Date, and prior to any of the transactions set forth in (1), (2), or (3) above, the Specified Value held in the maturing Accumulation Period will continue to be credited with the Specified Interest Rate in effect before the Maturity Date.



SURRENDERS, TRANSFERS OR LOANS


When you as Owner request that Contract Fund Value from the Guaranteed Interest Account with Market Value Adjustment be transferred to MONY America Variable Account A, surrendered, loaned to you, or used to pay any charge imposed in accordance with the Contract, you should tell the Company the source by interest rate Accumulation Period of amounts you request be transferred, surrendered, loaned, or used to pay charges. We will not process the surrender unless you tell us the source by interest rate Accumulation Period to use. If you do not specify an Accumulation Period, your transaction will be processed using the Accumulation Periods in the order in which money was most recently allocated.


THE MARKET VALUE ADJUSTMENT


GENERAL INFORMATION REGARDING THE MVA


A surrender or transfer (including a transfer to the Loan Account as a result of a request by the Owner for a Loan) from the Guaranteed Interest Account with Market Value Adjustment prior to the Maturity Date of that particular Accumulation Period, will be subject to a Market Value Adjustment. A Market Value Adjustment will not apply upon annuitization under Settlement Option 3 or 3A, or upon payment of a death benefit. The Market Value Adjustment is determined by the multiplication of an MVA Factor by the Specified Value, or the portion of the Specified Value being surrendered or transferred (including transfers for the purpose of obtaining a Loan). The Specified Value is the amount of the allocation of Purchase Payments and transfers of Fund Value to an Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment, plus interest accrued at the Specified Interest Rate minus prior distributions. The Market Value Adjustment may either increase or decrease the amount of the distribution. It will not apply to requests for transfer or full or partial surrenders received at our administrative office within 30 days before the end of the applicable Accumulation Period.

The Market Value Adjustment is intended to approximate, without duplicating, the experience of the Company when it liquidates assets in order to satisfy contractual obligations. Such obligations arise when Owners request surrenders or transfers (including transfers for the purpose of obtaining a Loan). When liquidating assets, the Company may realize either a gain or a loss.

A market value adjustment can increase or decrease the amounts surrendered or transferred from the Guaranteed Interest Account with Market Value Adjustment depending on current interest rate fluctuations.

If prevailing interest rates are higher at the time of a surrender or transfer (including transfers for the purpose of obtaining a Loan) than the Specified Interest Rate in effect at the time the Accumulation Period commences, the Company will realize a loss when it liquidates assets in order to process a surrender or transfer (including transfers for the purpose of obtaining a Loan); therefore, application of the Market Value Adjustment under such circumstances will decrease the amount of the surrender or transfer (including transfers for the purpose of obtaining a Loan).

Generally, if prevailing interest rates are lower than the Specified Interest Rate in effect at the time the Accumulation Period commences, the Company will realize a gain when it liquidates assets in order to process a surrender or transfer (including transfers for the purpose of obtaining a Loan); therefore, application of the MVA under such circumstances will generally increase the amount of the surrender or transfer (including transfers for the purpose of obtaining a Loan) .

The Company measures the relationship between prevailing interest rates and the Specified Interest Rates it declares through the MVA Factor. The MVA Factor is described more fully below.



THE MVA FACTOR

The formula for determining the MVA Factor is:

                          [(1+a)/(1+b)]((n-t)/12) - 1

Where:

     a = the Specified Interest Rate for the Accumulation Period from which the surrender, transfer or loan is to be taken;

     b = the Specified Interest Rate declared at the time a surrender or transfer is requested for an Accumulation Period equal to the time remaining in the Accumulation Period from which the surrender or transfer (including transfer to the Loan Account as a result of a request by the Owner for a Loan) is requested, plus 0.25%;

     n = the Accumulation Period from which the surrender or transfer occurs in months; and

     t = the number of elapsed months (or portion thereof) in the Accumulation Period from which the surrender or transfer occurs.


 DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT  28



If an Accumulation Period equal to the time remaining is not issued by the Company, the rate will be an interpolation between two available Accumulation Periods. If two such Accumulation Periods are not available, we will use the rate for the next available Accumulation Period.

If the Company is no longer declaring rates on new payments, we will use Treasury yields adjusted for investment risk as the basis for the Market Value Adjustment.

The MVA Factor shown above also accounts for some of the administrative and processing expenses incurred when fixed-interest investments are liquidated. This is represented in the addition of 0.25% in the MVA Factor.

The MVA Factor will be multiplied by that portion of the Specified Value being surrendered, transferred, or distributed for any other reason. If the result is greater than zero, a gain will be realized by the Owner; if less than zero, a loss will be realized. If the MVA Factor is exactly zero, no gain or loss will be realized by the Owner.



INVESTMENTS

Amounts allocated to the Guaranteed Interest Account with Market Value Adjustment are transferred to the General Account of the Company. Amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. This is unlike amounts allocated to the Subaccounts of MONY America Variable Account A, which are not subject to the liabilities arising from the business the Company conducts.

The Company has sole investment discretion over the investment of the assets of the General Account. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Home Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; commercial and agricultural mortgage loans; other debt instruments; commercial paper; cash or cash equivalents.

Variable annuity Owners having allocated amounts to a particular Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment will not have a direct or indirect interest in these investments, nor will they have a claim against any particular assets of the Company. The overall investment performance of the General Account will not increase or decrease their claim against the Company.

There is no specific formula for establishing Specified Interest Rates. The Specified Interest Rates declared by the Company for the various Accumulation Periods will not necessarily correspond to the performance of any group of assets of the General Account. We will consider certain factors in determining these rates, such as regulatory and tax environment, sales commissions, administrative expenses borne by us, and competitive factors. The Company's management will make the final determination of these rates. However, the Specified Interest Rate will never be less than 3.50%.

29  DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT


6. SURRENDERS


--------------------------------------------------------------------------------

The Owner may elect to make a surrender of all or part of the Contract's Fund Value provided it is:

o    on or before the annuity payments start, and

o    during the lifetime of the Annuitant.

Any such election shall specify the amount of the surrender. The surrender will be effective on the date a proper written request is received by the Company at its Operations Center.

The amount of the surrender may be equal to the Contract's Cash Value, which is its Fund Value less:

(1)  any applicable surrender charge, and

(2)  any applicable Market Value Adjustment.

The surrender may also be for a lesser amount (a "partial surrender"). Requested partial surrenders that would leave a Cash Value of less than $1,000 are treated and processed as a full surrender. In such case, the entire Cash Value will be paid to the Owner. For a partial surrender, any surrender charge or any applicable Market Value Adjustment will be in addition to the amount requested by the Owner. A partial surrender may reduce your death benefit proportionately by the same percentage that the surrender (including any surrender charge and any market value adjustment, if applicable) reduced Fund Value.

A surrender will result in the cancellation of units of the particular subaccounts and the withdrawal of amounts credited to the Guaranteed Interest Account with Market Value Adjustment Accumulation Periods as chosen by the Owner. The aggregate value of the surrender will be equal to the dollar amount of the surrender plus, if applicable, any surrender charge and any applicable Market Value Adjustment. For a partial surrender, the Company will cancel units of the particular subaccounts and withdraw amounts from the Guaranteed Interest Account with Market Value Adjustment Accumulation Period under the allocation specified by the Owner. The unit value will be calculated as of the end of the Business Day the surrender request is received. The Owner can specify partial surrender allocations by either amount or percentage. Allocations by percentage must be in whole percentages (totaling 100%). The minimum percentage of allocation for a partial surrender is 10% of any subaccount or Guaranteed Interest Account with Market Value Adjustment designated by the Owner. The request will not be accepted if:

o there is insufficient Fund Value in the Guaranteed Interest Account with Market Value Adjustment or a subaccount to provide for the requested allocation against it, or

o    the request is incomplete or incorrect.

Any surrender charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount in the same proportion that each allocation bears to the total amount of the partial surrender. Contracts issued in Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington must maintain a minimum Fund Value in the Guaranteed Interest Account with Market Value Adjustment of $2,500.

The amount of any surrender, death benefit, or transfer payable from MONY America Variable Account A amount will be paid in accordance with the requirements of the 1940 Act. However, the Company may be permitted to postpone such payment under the 1940 Act. Postponement is currently permissible only for any period during which:

(1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

Any surrender involving payment from amounts credited to the Guaranteed Interest Account with Market Value Adjustment may be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender is received by the company. Surrenders involving payment from the Guaranteed Interest Account with Market Value Adjustment may in certain circumstances and in certain states also be subject to a Market Value Adjustment, in addition to a surrender charge. The Owner may elect to have the amount of a surrender settled under one of the settlement options of the Contract. (See "Annuity provisions".)

Contracts offered by this prospectus may be issued in connection with retirement plans meeting the requirements of certain sections of the Internal Revenue Code. Owners should refer to the terms of their particular retirement plan for any limitations or restrictions on cash surrenders.

The tax results of a cash surrender should be carefully considered. (See "Federal tax status".)

Please note: If mandated under applicable law, we may be required to reject a Purchase Payment. In addition, we may also be required to block an Owner's account and thereby refuse to honor any request for transfers, partial surrenders, loans or death benefits until instructions are secured from the appropriate regulator. We may also be required to provide additional information about your account to government regulators.

                                                                  SURRENDERS  30


7. LOANS


--------------------------------------------------------------------------------

Qualified Contracts issued under an Internal Revenue Code Section 401(k) plan will have a loan provision (except in the case of Contracts issued in Vermont) under which a loan can be taken using the Contract as collateral for the loan. All of the following conditions apply in order for the amount to be considered a loan, rather than a (taxable) partial surrender:

o    The term of the loan must be 5 years or less.

o    Repayments are required at least quarterly and must be substantially level.

o The loan amount is limited to certain dollar amounts as specified by the IRS.

The Owner (Plan Trustee) must certify that these conditions are satisfied.

In any event, the maximum outstanding loan on a Contract is 50% of the Fund Value in the subaccounts and/or the Guaranteed Interest Account with Market Value Adjustment. Loans are not permitted before the end of the right to return contract period. In requesting a loan, the Owner must specify the subaccounts from which Fund Value equal to the amount of the loan requested will be taken. Loans from the Guaranteed Interest Account with Market Value Adjustment are not taken until Fund Value in the subaccounts is exhausted. If in order to provide the Owner with the amount of the loan requested, and Fund Values must be taken from the Guaranteed Interest Account with Market Value Adjustment, then the Owner must specify the Accumulation Periods from which Fund Values equal to such amount will be taken. If the Owner fails to specify subaccounts and Accumulation Periods, the request for a loan will be returned to the Owner.

Values are transferred to a loan account that earns interest at an annual rate of 3.50%. The annual loan interest rate charged on outstanding loans will be 6% in arrears. Any interest not paid when due will be added to the loan and bear interest at the 6% annual rate.

Loan repayments must be specifically earmarked as loan repayment and will be allocated to the subaccounts and/or the Guaranteed Interest Account with Market Value Adjustment using the most recent payment allocation on record. Otherwise, we will treat the payment as a Net Purchase Payment.

--------------------------------------------------------------------------------
LOAN -- Available under a Contract issued under Section 401(k) of the Code; subject to availability. To be considered a Loan: (1) the term must be no more than five years, (2) repayments must be at least quarterly and substantially level, and (3) the amount is limited to dollar amounts specified by the Code, not to exceed 50% of the Fund Value.
LOAN ACCOUNT -- A part of the General Account where Fund Value is held as collateral for a loan. An Owner may transfer Fund Value in the Subaccounts, and/or Guaranteed Interest Account with Market Value Adjustment to the Loan Account.
--------------------------------------------------------------------------------

31  LOANS


8. DEATH BENEFIT


--------------------------------------------------------------------------------
DEATH BENEFIT PROVIDED BY THE CONTRACT

The Company will pay a death benefit to the Beneficiary if

(1)  the Annuitant dies, and

(2)  the death occurs before the annuity payments start.

If there are funds allocated to the Guaranteed Interest Account with Market Value Adjustment at the time of death, any applicable market value adjustment will be waived. If the death of the Annuitant occurs on or after the annuity payments start, no death benefit will be payable except as may be provided under the settlement option elected.


The death benefit depends upon the benefit option package in effect on the date the Annuitant dies. You may not change benefit option packages once you select an option. For the chart relating to the death benefit under Contracts issued in the State of Washington, see Appendix I.



------------------------------------------------------------------------------------------------------------------------------------
 OPTION 1                                    OPTION 2                                    OPTION 3(3)
------------------------------------------------------------------------------------------------------------------------------------
 THE GREATER OF:                             THE GREATEST OF:                            THE GREATEST OF:
------------------------------------------------------------------------------------------------------------------------------------
(1)  The Fund Value less any outstanding     (1)  The Fund Value less any outstanding   (1)  The Fund Value less any outstanding
     debt on the date due proof of the            debt on the date due proof of the          debt on the date due proof of the
     Annuitant's death is received by the         Annuitant's death is received by the       Annuitant's death is received by the
     Company(1)                                   Company(1)                                 Company(1)

                  or                                           or                                         or

(2)  The Purchase Payments paid, reduced     (2)  The Purchase Payments paid, reduced   (2)  The Purchase Payments paid, reduced
     proportionately by each partial              proportionately by each partial            proportionately by each partial
     surrender (reflecting any Market             surrender (reflecting any Market           surrender (reflecting any Market
     Value Adjustment and any surrender           Value Adjustment and any surrender         Value Adjustment and any surrender
     charge) and less any outstanding             charge) and less any outstanding           charge) and less any outstanding
     debt(2)                                      debt(2)                                    debt(2)

                                                               or                                         or

                                             (3)  Step Up Value (see description        (3)  Step Up Value (see description
                                                  below).                                    below)

                                                                                                          or

                                                                                        (4)  Roll Up Value (see description
                                                                                             below).
------------------------------------------------------------------------------------------------------------------------------------
                                             PLUS:                                      PLUS:
------------------------------------------------------------------------------------------------------------------------------------
                                             Earnings Increase Death Benefit (see       Earnings Increase Death Benefit (see
                                             "Earnings Increase Death Benefit"          "Earnings Increase Death Benefit" section)
                                             section)
------------------------------------------------------------------------------------------------------------------------------------



(1) Due proof of the Annuitant's death is deemed to be received by the Company as of the date it receives satisfactory proof of the Annuitant's death, any required instructions for the method of payment, forms necessary to effect payment and any other information it may require.

(2) In the calculation of the death benefit for each partial surrender, the proportionate reduction is equal to the amount of that partial surrender and any surrender charge and any market value adjustment divided by the Fund Value immediately before that partial surrender, multiplied by the Purchase Payments paid before that partial surrender. For certain Contracts purchased prior to July 22, 2003, the death benefit is the greater of: (1) The Fund Value less any outstanding debt on the date due proof of the Annuitant's death is received by the Company, or (2) The Purchase Payments paid, less any partial surrenders and their surrender charges minus any outstanding debt, and plus or minus any market value adjustment.

(3)  As of November 29, 2004, Option 3 was no longer available for new business.



                                                                DEATH BENEFIT 32


In general, on the death of an Owner who is not the Annuitant, amounts must be distributed from the Contract. (See "Provisions required by Section 72(s) of the Code" later in this prospectus.) We will impose applicable surrender charges. (See "Charges and deductions" later in this prospectus.)



STEP UP VALUE


On the first Contract Anniversary, the Step Up Value is equal to the Fund Value of the Contract. Thereafter, on each subsequent Contract Anniversary prior to the Annuitant's 81st birthday, the Step Up Value will be recalculated to equal the greater of:

(1)  the Fund Value on that Contract Anniversary; or

(2)  the Step Up Value most recently calculated


     o reduced proportionately(1) by any partial surrenders (including surrender charges and any applicable market value adjustments assessed) since the last recalculation anniversary,


     o plus any Purchase Payments made since the last recalculation anniversary.

On each Contract Anniversary on or after the annuitant's 81st birthday, the Step Up Value shall be equal to the step up value on the Contract Anniversary preceding the annuitant's 81st birthday reduced proportionately by the same percentage that any partial surrenders (including surrender charges and any applicable market value adjustments assessed) reduced your Fund Value since that Contract Anniversary plus any Purchase Payments made since that Contract Anniversary.

The Step Up Value payable on death will be the Step Up Value on the Contract Anniversary immediately preceding the death of the Annuitant (or Secondary Annuitant, if any):

o reduced proportionately by any partial surrenders including surrender charges and any applicable market value adjustments assessed since that anniversary;

o    plus any Purchase Payments made since that Contract Anniversary; and

o    less any outstanding debt.

In no event will the Step Up Value payable on death exceed 200% of:

o the total Purchase Payments made reduced proportionately for each partial surrender (including surrender charges and any applicable market value adjustments assessed) and

o    less any outstanding debt.


ROLL UP VALUE


The Roll Up Value will be calculated as follows. On each Contract Anniversary prior to the Annuitant's 81st birthday, the Roll Up Value is the total of:

o Purchase Payments accumulated at an annual interest rate of 5% from the date of the Purchase Payment to the date due proof of the Annuitant's death is received by the Company but not beyond the most recent contract anniversary prior to the Annuitant's 81st birthday;

o plus any Purchase Payments made after the most recent Contract Anniversary prior to the Annuitant's 81st birthday but before the date due proof of death is received by the Company;

o less partial surrenders (including surrender charges and any applicable Market Value Adjustments) accumulated at an annual interest rate of 5% from the date of the partial surrender to the date due proof of the Annuitant's death is received by the Company but not beyond the most recent Contract Anniversary prior to the Annuitant's 81st birthday; and

o less any partial surrenders made after the most recent Contract Anniversary prior to the Annuitant's 81st birthday but before the date due proof of the Annuitant's death is received by the Company.

On each Contract Anniversary on or after the Annuitant's 81st birthday, the Roll Up Value shall be equal to the Roll Up Value on the Contract Anniversary preceding the Annuitant's 81st birthday

o less any partial surrenders (including surrender charges and Market Value Adjustments assessed) since that Contract Anniversary;

o    plus any Purchase Payments made since that Contract Anniversary.

The Roll Up Value payable on death will be the Roll Up Value on the Contract Anniversary immediately preceding the death of the Annuitant (or Secondary Annuitant, if any)

o less any partial surrenders (including surrender charges and any applicable market value adjustments assessed) since that Contract Anniversary;

o    plus any Purchase Payments made since that Contract Anniversary, and

o    less any outstanding debt.

In no event will the roll up value payable on death exceed 200% of:

o the total Purchase Payments made reduced proportionately by the same percentage that any partial surrenders (including surrender charges and any applicable Market Value Adjustments assessed) reduced your Fund Value and;

o    less any outstanding debt.


EARNINGS INCREASE DEATH BENEFIT

If Option 2 or Option 3 was selected, an additional death benefit, called the Earnings Increase Amount may be added to the applicable death benefit otherwise payable under the Contract. The amount of the Earnings Increase Amount depends upon the age of the Annuitant on the Contract's Effective Date.

If the Annuitant was age 69 or younger on the Contract's Effective Date, the Earnings Increase Amount is equal to 40% of the lesser of:

(1)  Net Purchase Payments; or

(2)  Fund Value minus Purchase Payments.

If the Annuitant was age 70 or older on the Contract's Effective Date, the Earnings Increase Amount is equal to 25% of the lesser of:

(1)  Net Purchase Payments; or

(2)  Fund Value minus Purchase Payments.

The payments and values described in (1) and (2) above:


----------------------
(1) In the calculations of Step Up Value, for each partial surrender, the proportionate reduction percentage is equal to the amount of that partial surrender divided by the Fund Value immediately before the partial surrender.

33  DEATH BENEFIT


(a) do not include Purchase Payments made during the 12-month period immediately prior to the date due proof of death is received by the Company; and

(b) reflect any partial surrenders made including any applicable Market Value Adjustment and any surrender charge, and are reduced by any outstanding debt.

The Earnings Increase Amount is calculated as of the date due proof of death of the Annuitant (or Secondary Annuitant) prior to the annuity starting date is received by the Company.

There are important things you should consider before you select the earnings increase death benefit. These include:

o The earnings increase death benefit does not guarantee that any amount will be added to your death benefit when payable. You bear the investment risk of investing in the subaccounts. Market declines may cause your Fund Value to be less than your Net Purchase Payments. In that event, we will not pay any amount under the Earnings Increase Death Benefit.

o Once you select the Earnings Increase Death Benefit, you cannot cancel it. This means that regardless of any changes in your circumstances, or even if the investment performance of the portfolios is such that the resulting basic death benefit would be sufficient to meet your needs, we will continue to assess the Earnings Increase Death Benefit charges.

o Please take advantage of the guidance of a qualified financial adviser in evaluating the Earnings Increase Death Benefit option, as well as the other aspects of the Contract.


ELECTION AND EFFECTIVE DATE OF ELECTION

The Owner may elect to have the death benefit of the Contract applied under one of four settlement options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. The election must take place:

(1)  during the lifetime of the Annuitant, and

(2)  before the annuity payments start.

If no election of a settlement option for the death benefit is in effect on the date when proceeds become payable, the Beneficiary may elect:

(1)  to receive the death benefit in the form of a lump sum payment; or

(2)  to have the death benefit applied under one of the settlement options.

(See "Settlement options".) If an election by the payee is not received by the Company within one month following the date proceeds become payable, the payee will be considered to have elected a lump sum payment. Either election described above may be made by filing a written election with the Company in such form as it may require. Any proper election of a method of settlement of the death benefit by the Owner will become effective on the date it is signed. However, any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operations Center.

Settlement option availability may be restricted by the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the death benefit.

PAYMENT OF DEATH BENEFIT PROCEEDS

If the death benefit proceeds are to be paid in cash to the Beneficiary, payment will be made within seven (7) days of the date due proof of death of the Annuitant is received.

The Company may be permitted to postpone such payment from amounts payable from MONY America Variable Account A under the 1940 Act. If the death benefit is to be paid in one sum to the successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company. Unless another election is made, the death benefit proceeds will be transferred to an interest bearing checking account. The Beneficiary may make partial or full withdrawals from such account through a checkbook provided to the Beneficiary.

                                                               DEATH BENEFIT  34


9. CHARGES AND DEDUCTIONS



--------------------------------------------------------------------------------
The following table summarizes the charges and deductions under the Contract:

------------------------------------------------------------------------------------------------------------------------------------
                                                 DEDUCTIONS FROM PURCHASE PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
Tax charge                                                   Range for State and local premium tax -- 0% to 3.50%(1).
                                                             Federal -- Currently 0%
                                                             (Company reserves the right to charge in the future.)
------------------------------------------------------------------------------------------------------------------------------------
                                       DAILY DEDUCTIONS FROM MONY AMERICA VARIABLE ACCOUNT A
------------------------------------------------------------------------------------------------------------------------------------
Mortality & expense risk charge                              Option 1

  Annual Rate deducted daily from average daily net assets   Maximum daily rate -- 0.003836%

Option 1 -- Current annual rate is 1.20%.                    Maximum annual rate -- 1.40%
                                                             -----------------------------------------------------------------------
                                                             Option 2
                                                             Maximum daily rate -- 0.005342%

Option 2 -- Current annual rate is 1.70%.                    Maximum annual rate -- 1.95%
                                                             -----------------------------------------------------------------------
                                                             Option 3(2)
                                                             Maximum daily rate -- 0.007671%
Option 3 -- Current annual rate is 2.35%.                    Maximum annual rate -- 2.80%
------------------------------------------------------------------------------------------------------------------------------------
                                                     DEDUCTIONS FROM FUND VALUE
------------------------------------------------------------------------------------------------------------------------------------
Annual contract charge                                       Maximum annual contract charge

Option 1 -- Current charge is $30.                           Option 1 -- The annual contract charge may be increased to a maxi-
                                                             mum of $50 on 30 days written notice.

Option 2 -- Current charge is $0.                            Option 2 -- The annual contract charge may be increased to a maxi-
                                                             mum of $50 on 30 days written notice.

Option 3(2) -- Current charge is $0.                         Option 3(2) -- The annual contract charge may be increased to a maximum of $50 on 30 days written notice.
------------------------------------------------------------------------------------------------------------------------------------
Transaction and other charges                                Maximum Transaction and Other Charges

Transfer charge

Option 1 -- Current charge is $0.                            Option 1 -- The Company has reserved the right to impose a charge for each transfer which will not exceed $25.

Option 2 -- Current charge is $0.                            Option 2 -- The Company has reserved the right to impose a charge for each transfer which will not exceed $25.

Option 3(2) -- Current charge is $0.                         Option 3(2) -- The Company has reserved the right to impose a charge for each transfer which will not exceed $25.
------------------------------------------------------------------------------------------------------------------------------------
Surrender charge

 Grades from 7% to 0% of Fund Value surrendered based on a   See grading schedule and "Charges and deductions -- Charges
 schedule                                                    against fund value" for details of how it is computed.
------------------------------------------------------------------------------------------------------------------------------------
Loan interest spread                                         2.50%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Company currently assumes responsibility; current charge to Owner 0%.

(2)  As of November 29, 2004, Option 3 was no longer available for new business.

The following provides additional details of the charges and deductions under the Contract.

Please note that the amount of the charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use such profits for any corporate purpose, including the payment of sales expenses.

35 CHARGES AND DEDUCTIONS


DEDUCTIONS FROM PURCHASE PAYMENTS


Deductions may be made from Purchase Payments for a charge for state and local premium or similar taxes prior to allocation of any Net Purchase Payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future Purchase Payments. If the Company is going to make deductions for such tax from future Purchase Payments, it will give notice to each affected Owner.


CHARGES AGAINST FUND VALUE

DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT A

MORTALITY AND EXPENSE RISK CHARGE. The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of MONY America Variable Account A. The charge varies based on the benefit option package selected.


Option 1 -- For Option 1, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.20% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.40% from the value of the net assets of MONY America Variable Account A. The mortality and expense risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.003288% (guaranteed not to exceed 0.003836%) multiplied by the number of days since the last Business Day.

Option 2 -- For Option 2, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.70% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95% from the value of the net assets of MONY America Variable Account A. The mortality and expense risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.004658% (guaranteed not to exceed 0.005342%) multiplied by the number of days since the last Business Day.

Option 3 -- For Option 3, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 2.35% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 2.80% from the value of the net assets of MONY America Variable Account A. The mortality and expense risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.006438% (guaranteed not to exceed 0.007671%) multiplied by the number of days since the last Business Day.

The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3.50% interest. In addition, the Company also assumes risk in connection with the Step-Up Value, Roll-Up Value and Earnings Increase Death Benefit. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the expense charges provided in the Contracts.

Mortality and expense risk charges which may be assessed under Contracts will not be assessed against any allocation to the Guaranteed Interest Account with Market Value Adjustment. Such charges apply only to the Fund Value allocated to the Subaccounts.

If the amount of the mortality and expense risk charge exceeds the amount needed, the excess will be kept by the Company in its General Account. If the amount of the charge is inadequate, the Company will pay the difference out of its General Account.


DEDUCTIONS FROM FUND VALUE


ANNUAL CONTRACT CHARGE. The Company has primary responsibility for the administration of the Contract and MONY America Variable Account A. An annual contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.


The Company intends to administer the Contract itself through an arrangement whereby it may buy some administrative services from AXA Equitable and such other sources as may be available.

The current amount of the annual contract charge depends upon the benefit option package selected.

--------------------------------------------------------------------------------
                        ANNUAL CONTRACT CHARGE
--------------------------------------------------------------------------------
      OPTION 1              OPTION 2               OPTION 3
--------------------------------------------------------------------------------
Current charge is       Current Charge is       Current Charge is $0.
$30.                    $0.
--------------------------------------------------------------------------------
The annual contract     The annual contract     The annual contract
charge may be           charge may be           charge may be
increased to a maxi-    increased to a maxi-    increased to a maxi-
mum of $50.             mum of $50.             mum of $50.
--------------------------------------------------------------------------------

The Owner will receive a written notice 30 days in advance of any change in the charge. Any applicable charge will be assessed once per year on the Contract Anniversary, starting on the first Contract Anniversary.

If applicable, the annual contract charge is deducted from the Fund Value on each Contract Anniversary before the date annuity payments start.

The amount of the charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount of MONY America Variable Account A in the same proportion that the Fund Value in those accounts bears to the Fund Value of the Contract. The Company does not expect to make any profit from the Annual Contract Charge.


TRANSFER CHARGE. Contract value may be transferred among the subaccounts or to or from the Guaranteed Interest Account with Market Value Adjustment and one or more of the subaccounts (including transfers made by telephone, facsimile or via the web, if permitted by the Company). Although we currently do not charge for transfers, the Company reserves the right to impose a transfer charge for each trans-



                                                      CHARGES AND DEDUCTIONS  36


fer instructed by the Owner. The transfer charge compensates the Company for the costs of effecting the transfer. The transfer charge will not exceed $25. The Company does not expect to make a profit from the transfer charge. If imposed, the transfer charge will be deducted from the Contract's Fund Value held in the subaccount(s) or from the Guaranteed Interest Account with Market Value Adjustment from which the first transfer is made.


SURRENDER CHARGE. A contingent deferred sales charge (called a "Surrender Charge") will be imposed when a full or partial surrender is requested or at the start of annuity benefits if it is during the first eight years of the Contract.


The surrender charge will never exceed 7% of the total Fund Value. The surrender charge is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference. The Company will use funds from its General Account, which may contain funds deducted from MONY America Variable Account A to cover mortality and expense risks borne by the Company. (See "Mortality and expense risk charge").

We impose a surrender charge when a full or partial surrender is made during the first eight Contract Years, except as provided below.

A surrender charge will not be imposed:

(1)  Against Fund Value surrendered after the eighth Contract Year.

(2) To the extent necessary to permit the Owner to obtain an amount equal to the free partial surrender amount (See "Free partial surrender amount").

(3) If the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A (See "Settlement options"). The elimination of a surrender charge in this situation does not apply to Contracts issued in the State of Texas.

(4) Subject to approval within a state, if the Owner is confined in a Nursing Home and the following conditions are met:

     (a) At the time a request for a full or partial surrender is made, the Company receives proof the Owner is currently confined to a Nursing Home and has spent a period of 90 consecutive days in the Nursing Home;

     (b)   the confinement must have been prescribed by a physician;

     (c) the 90-day period must have started after the Contract's first anniversary; and

     (d) the Annuitant is between ages 0-75 at the time the Contract is issued.


--------------------------------------------------------------------------------
NURSING HOME(1) -- A facility which
(a) is licensed by or legally operated in a state as a skilled or intermediate care facility;
(b) provides 24 hour per day nursing care under the supervision of a registered nurse to persons who do not require hospitalization but who do require care above the level of room and board with assistance;
(c)  is under the supervision of a physician; and
(d) maintains a daily clinical record of each patient in conformance with a plan of care.
A nursing home does not include a hospital or a facility licensed only to offer supervised or assisted room and board, rest care, care of the aged or treatment of alcoholism, drug addictions or mental or nervous disorders.
(1)  The definition of Nursing Home may vary by state.
--------------------------------------------------------------------------------


In no event will the aggregate surrender charge exceed 7% of the Fund Value. Further, in no event will the surrender charges imposed, when added to any surrender charges previously paid on the Contract, exceed 9% of aggregate Purchase Payments made to date for the Contract.

The Owner may specify whether he/she wants the surrender charge to be deducted from the amount requested for surrender or the Fund Value remaining. If not specified or if the Fund Value remaining is not sufficient, then the surrender charge will be deducted from the amount requested for surrender. If it is specified that the surrender charge will come from the remaining Fund Value and it is sufficient, then the Company will determine the appropriate amount to be surrendered in order to pay the surrender charge. Any surrender charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount of MONY America Variable Account A in the same proportion that the amount of the partial surrender allocated against those accounts bears to the total amount of the partial surrender.

If any surrender from the Guaranteed Interest Account with Market Value Adjustment occurs prior to the Maturity Date for any particular Accumulation Period elected by the Owner, the amount surrendered will be subject to a Market Value Adjustment in addition to Surrender Charges.

No surrender charge will be deducted from death benefits except as described in "Death benefit".

If an existing The MONYMaster variable annuity contract issued by MONY Life Insurance Company of America is exchanged for this Contract, a separate effective date will be assigned to the Contract by endorsement for purposes of determining the amount of any Surrender Charge. The surrender charge effective date of this Contract with the endorsement will be the effective date of the existing The MONYMaster variable annuity contract. Your agent can provide further details. We reserve the right to disallow exchanges at any time.


AMOUNT OF SURRENDER CHARGE. The amount of the surrender charge is equal to a varying percentage of Fund Value during the first 8 Contract Years. The surrender charge is determined by multiplying the surrender charge percentage for the Contract Year by the amount of Fund Value requested as follows:


--------------------------------------------------------------------------------
                SURRENDER CHARGE PERCENTAGE TABLE
--------------------------------------------------------------------------------
 # of Contract Anniversaries Since   Surrender Charge (as a % of
           Effective Date              Fund Value surrendered)
--------------------------------------------------------------------------------
                  0                               7%
--------------------------------------------------------------------------------
                  1                               7
--------------------------------------------------------------------------------
                  2                               6
--------------------------------------------------------------------------------
                  3                               6
--------------------------------------------------------------------------------
                  4                               5
--------------------------------------------------------------------------------
                  5                               4
--------------------------------------------------------------------------------
                  6                               3
--------------------------------------------------------------------------------
                  7                               2
--------------------------------------------------------------------------------
             8 (or more)                          0
--------------------------------------------------------------------------------

The amount of the surrender charge is in addition to any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. (See "Guaranteed Interest Account with Market


37  CHARGES AND DEDUCTIONS


Value Adjustment -- Surrenders" and the prospectus for the Guaranteed Interest Account with Market Value Adjustment which accompanies this prospectus for further details.)


FREE PARTIAL SURRENDER AMOUNT. The surrender charge may be reduced by using the free partial surrender amount provided for in the Contract. The surrender charge will not be deducted in the following circumstances:


(1) For Qualified Contracts, (other than contracts issued for IRA and SEP-IRA), an amount each Contract Year up to the greater of:

     (a)   $10,000 (but not more than the Contract's Fund Value), or

     (b) 10% of the Contract's Fund Value at the beginning of the Contract Year (except if the surrender is requested during the first Contract Year, then 10% of the Contract's Fund Value at the time the first surrender is requested).

(2) For Non-Qualified Contracts (and contracts issued for IRA and SEP-IRA), an amount up to 10% of the Contract's Fund Value at the beginning of the Contract Year (except if the surrender is requested during the first Contract Year, then 10% of the Contract's Fund Value at the time the first surrender is requested) may be received in each Contract Year without a surrender charge.

Free partial surrenders may only be made to the extent Cash Value in the subaccounts and/or Guaranteed Interest Account is available. For example, the Fund Value in the MONY America Variable Account A could decrease (due to unfavorable investment experience) after part of the 10% was withdrawn. In that case it is possible that there may not be enough Cash Value to provide the remaining part of the 10% free partial surrender amount.

Contract Fund Value here means the Fund Value in the subaccounts (and the Guaranteed Interest Account with Market Value Adjustment not the loan account). This reduction of surrender charge does not affect any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. (See "Guaranteed Interest Account with Market Value Adjustment -- Surrenders" and the prospectus for the Guaranteed Interest Account with Market Value Adjustment which accompanies this prospectus for further details.)



TAXES


Currently, no charge will be made against MONY America Variable Account A for federal income taxes. However, the Company may make such a charge in the future if income or gains within MONY America Variable Account A will incur any federal income tax liability. Charges for other taxes, if any, attributable to MONY America Variable Account A may also be made. (See "Federal tax status".)



INVESTMENT ADVISORY AND OTHER FEES


Each portfolio in which MONY America Variable Account A invests incurs certain fees and charges. To pay for these fees and charges, the portfolio makes deductions from its assets. Certain portfolios available under the Contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. The portfolio expenses are described more fully in each Fund prospectus.

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay these commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and cost of Contract benefits through the fees and charges imposed under the Contracts. (See "Distribution of the Contracts" for more information.)

                                                      CHARGES AND DEDUCTIONS  38


10. ANNUITY PROVISIONS


--------------------------------------------------------------------------------

ANNUITY PAYMENTS

Annuity payments under a Contract will begin on the date that is selected by the Owner when the Contract is applied for. The date chosen for the start of annuity payments may be:

(1)  no earlier than the 10th Contract Anniversary, and

(2)  no later than the Contract Anniversary after the Annuitant's 95th birthday.

The minimum number of years from the Effective Date to the start of annuity payments is 10. While the Annuitant is living, the date when annuity payments start may be:

(1)  Advanced to a date that is not earlier than the 10th Contract Anniversary.

(2)  Deferred from time to time by the Owner by written notice to the Company.

The date when annuity payments start will be advanced or deferred if:

(1) Notice of the advance or deferral is received by the Company prior to the current date for the start of annuity payments.

(2) The new start date for annuity payments is a date which is not later than the Contract Anniversary after the Annuitant's 95th birthday.

The change will be effective as of the date we receive your written request at our Operations Center. You do not need to return the Contract for us to make the change unless we ask for it.

A particular retirement plan may contain other restrictions. For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on when annuity payments start.

When annuity payments start, unless Settlement Option 3 or 3A is elected, the Contract's Cash Value, less any tax charge which may be imposed, will be applied to provide an annuity or any other option previously chosen by the owner and permitted by the Company. If Settlement Option 3 or 3A is elected, the Contract's Fund Value (less any state taxes imposed upon annuitization) will be applied to provide an annuity.

A supplementary contract will be issued. That contract will describe the terms of the settlement. No payments may be requested under the Contract's surrender provisions after annuity payments start. No surrender will be permitted except as may be available under the settlement option elected.



GUARANTEED MINIMUM ANNUITY PAYMENTS


Under Option 3, guaranteed minimum annuity payments are available. If certain conditions are met, a guaranteed minimum value called the "Guaranteed Annuitization Value" may be used to provide annuity payments that are greater than the annuity payments that would be provided by the Fund Value described in the Contract.

The Guaranteed Annuitization Value is:

o    the sum of all Net Purchase Payments made, plus

o interest accumulated at an annual rate of 5% (interest is credited from the date we receive the Purchase Payment to the Contract Anniversary prior to the Annuitant's 81st birthday),

o reduced proportionately for each partial surrender including any surrender charges and Market Value Adjustments, if applicable.

The Guaranteed Annuitization Value provides annuity payments based on the 1983 Table "a", Projection Scale "G" with 3% interest.

In no event can the Guaranteed Annuitization Value exceed 200% of:

o the Net Purchase Payments made reduced proportionately for each partial surrender, including any surrender charges and any Market Value Adjustments, if applicable, and

o    less any outstanding debt.

To apply the Guaranteed Annuitization Value to provide annuity payments, the following conditions must be met:

(1)  The Contract must have been in force for at least 7 years.

(2)  The Annuitant must have attained age 60.

(3) The annuitization must be elected within 30 days after a Contract anniversary.

(4)  Settlement Option 3 or 3A must be elected. (See "Settlement Options").

(5) The entire amount of Guaranteed Annuitization Value must be used to provide annuity payments.

Once annuity payments provided by the Guaranteed Annuitization Value begin, no withdrawals may be made.


The availability of guaranteed minimum annuity payments under Option 3 or 3A, does not limit the Owner's right to start annuity payments using the Contract's Cash Value or the Contract's Fund Value, as applicable, at any other time as permitted under the Contract. Guaranteed minimum annuity payments are not available under Contracts issued in the state of Washington.



ELECTION AND CHANGE OF SETTLEMENT OPTION

Instead of being paid in a single sum, you may elect to receive any death or surrender proceeds from the Contract in the form of a settlement option. During the lifetime of the Annuitant and prior to the start of annuity payments, the Owner may elect:

o    one or more of the settlement options described below, or

o    another settlement option as may be agreed to by the Company.

The Owner may also change any election while the Annuitant is living if written notice of the change is received by the Company at its Operations Center prior to the start of annuity payments. Depending upon when you purchased your Contract, if no election is in effect on the Annuity Starting Date, either Settlement Option 3 with a 10-year certain or a lump sum payment will be deemed to have been elected. For contracts issued in the State of Texas, if no election is in effect when annuity payments start, Settlement Option 3 with a period certain of 10 years will be considered to have been elected.


39  ANNUITY PROVISIONS


Settlement options may also be elected by the Owner or the Beneficiary as provided in the Death benefit and Surrender sections of this prospectus. (See "Death benefit" and "Surrenders".)

Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.


SETTLEMENT OPTIONS

Proceeds settled under the settlement options listed below or otherwise currently available will not participate in the investment experience of MONY America Variable Account A. Unless you elect Settlement Option 1, you cannot change settlement options once settlement payments begin.


SETTLEMENT OPTION 1 -- INTEREST INCOME: The Company holds the proceeds and credits interest earned on the proceeds at a rate (not less than 2.75% per year) set by the Company each year. This Option will continue until the earlier of the date the payee dies or the date you elect another settlement option. Under certain contracts, this option is not available if the Annuitant is the payee.

SETTLEMENT OPTION 2 -- INCOME FOR SPECIFIED PERIOD: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

SETTLEMENT OPTION 3 -- SINGLE LIFE INCOME: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

SETTLEMENT OPTION 3A -- JOINT LIFE INCOME: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income, depending on the election made at the time of settlement. If the lesser (two-thirds) amount paid to the survivor is elected, the dollar amount payable while both persons are living will be larger than it would have been if the same amount paid to the survivor had been elected. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

SETTLEMENT OPTION 4 -- INCOME OF SPECIFIED AMOUNT: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2.75% per year.

The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.


The annuity payment rates may vary according to the settlement option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Settlement Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3.50% interest per year.

Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will consider the election to have been made of the longest period certain.

In Qualified Plans, settlement options available to Owners may be restricted by the terms of the plans.


FREQUENCY OF ANNUITY PAYMENTS

At the time the settlement option is chosen, the payee may request that it be paid:

o    Quarterly;

o    Semiannually; or

o    Annually

If the payee does not request a particular installment payment schedule, the payments will be made in monthly installments. However, if the net amount available to apply under any settlement option is less than $1,000, the Company has the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of the payments to result in payments of at least $25.


ADDITIONAL PROVISIONS

The Company may require proof of the age of the Annuitant before making any life annuity payment under the Contract. If the Annuitant's age has been misstated, the amount payable will be the amount that would have been provided under the settlement option at the correct age. Once life income payments begin, any underpayments will be made up in one sum with the next annuity payment. Overpayments will be deducted from the future annuity payments until the total is repaid.

The Contract may be required to be returned upon any settlement. Prior to any settlement of a death claim, proof of the Annuitant's death must be submitted to the Company.

Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company requires proof satisfactory to it that such condition has been met.

The Contracts described in this prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates that apply to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris , and Title VII, generally and any comparable state laws that may apply, on any employment-related plan for which a Contract may be purchased.

The Contract is incontestable from its date of issue.


GUARANTEED INTEREST ACCOUNT AT ANNUITIZATION

On the Annuity Starting Date, the Contract's Cash Value, including the Cash Value of all Accumulation Periods of the Guaranteed Interest Account with Market Value Adjustment, will be applied to provide an


                                                          ANNUITY PROVISIONS  40


annuity or any other option previously chosen by the Owner and permitted by the Company. No Market Value Adjustment will apply at annuitization if the owner elects Settlement Option 3 or 3A. For more information about annuitization and annuity options, please refer to the Contract.



41  ANNUITY PROVISIONS



11. OTHER PROVISIONS



--------------------------------------------------------------------------------

OWNERSHIP

The Owner has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and Secondary Annuitant if one has been named), the Owner is the person so designated in the application, unless:

(1)  A change in Owner is requested, or

(2)  A Successor Owner becomes the Owner.

The Owner may name a Successor Owner or a new Owner at any time. If the Owner dies, the Successor Owner, if living, becomes the Owner. Any request for change must be:

(1)  Made in writing, and

(2)  Received at the Company.

The change will become effective as of the date the written request is signed. A new choice of Owner or Successor Owner will apply to any payment made or action taken by the Company after the request for the change is received. Owners should consult a competent tax adviser prior to changing Owners.

--------------------------------------------------------------------------------
SUCCESSOR OWNER -- The living person who, at the death of the Owner, becomes the new Owner.
--------------------------------------------------------------------------------


PROVISION REQUIRED BY SECTION 72(S) OF THE CODE

The entire interest under a Non-Qualified Contract must be distributed within five years after the Owner's death if:

(1)  The Owner dies before the start of annuity payments, and

(2) The Owner's spouse is not the Successor Owner as of the date of the Owner's death.

Satisfactory proof of death must be provided to the Company.


Spousal status is determined under federal law for this purpose.


This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

The surrender proceeds may be paid over the life of the Successor Owner if:

(1)  The Successor Owner is the Beneficiary, and

(2)  The Successor Owner chooses that option.

Payments must begin no later than one year after the date of death. If the Successor Owner is a surviving spouse, then the surviving spouse will be treated as the new Owner of the Contract. Under such circumstances, it is not necessary to surrender the Contract.

If the Owner dies on or after annuity payments start, any remaining portion of the proceeds will be distributed using a method that is at least as quick as the one used as of the date of the Owner's death.


PROVISION REQUIRED BY SECTION 401(A)(9) OF THE CODE

The entire interest of a Qualified Plan participant in the Contract generally will begin to be distributed no later than the required beginning date. For this purpose "Qualified Plans" include those intended to qualify under Sections 401 and 408 of the Code. Distribution will occur either by or beginning not later than April 1st of the calendar year following the calendar year the Qualified Plan Participant attains age 70-1/2. The interest is distributed:

(1)  Over the life of such Participant, or

(2)  The lives of such Participant and designated Beneficiary.

If (i) required minimum distributions have begun, and (ii) the Participant dies before the Owner's entire interest has been distributed to him/her, the remaining distributions will be made using a method that is at least as rapid as that used as of the date of the Participant's death.

The Contract generally will be surrendered as of the Participant's death if:

(1)  The Participant dies before the start of such distributions, and

(2)  There is no designated Beneficiary.

The surrender proceeds generally must be distributed within 5 years after the date of death. But, the surrender proceeds may be paid over the life of any designated Beneficiary at his/her option. In such case, distributions will begin not later than one year after the December 31st following the Participant's death. If the designated Beneficiary is the surviving spouse (as ordered by federal law) of the Participant, distributions will begin not earlier than the December 31st following the date on which the participant would have attained age 70-1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Qualified Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forgo distribution and treat the IRA as his/her own plan. Although the lifetime required minimum distribution rules do not apply to Roth IRAs under Section 408A of the Code, the post-death distribution rules apply.

It is the Owner's responsibility to assure that distribution rules imposed by the Code will be met. The Owner should consider the effect of recent revisions to the distribution rules which could increase the minimum distribution amount required from annuity contracts funding Qualified Plans where certain additional benefits are purchased under the Contract. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. The Owner may want to consult a tax advisor concerning the potential application of these complex rules before purchasing this annuity Contract, purchasing additional features under this annuity Contract or making additional Purchase Payments under this annuity Contract.


SECONDARY ANNUITANT

Except where the Contract is issued in connection with a Qualified Plan, a Secondary Annuitant may be designated by the Owner. Such designation may be made only once before annuitization, either:

(1)  In the application for the Contract, or

(2) After the Contract is issued, by written notice to the Company at its Operations Center.


                                                            OTHER PROVISIONS  42


You cannot change the Secondary Annuitant, but you can delete the Secondary Annuitant. The Secondary Annuitant may be deleted by written notice to the Company at its Operations Center. A designation or deletion of a Secondary Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to:

(1)  Any payment made by the Company, or

(2) Action taken by the Company before the receipt of the notice at the Company's Operations Center.

The Secondary Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary following the Secondary Annuitant's 95th birthday.

On the death of the Annuitant, the Secondary Annuitant will become the Annuitant, under the following conditions:

(1) The death of the Annuitant must have occurred before the Annuity Starting Date;

(2)  The Secondary Annuitant is living on the date of the Annuitant's death;

(3) If the Annuitant was the Owner on the date of death, the Successor Owner must have been the Annuitant's spouse (as defined by federal law); and

(4) If the date annuity payments start is later than the Contract Anniversary nearest the Secondary Annuitant's 95th birthday, the date annuity payments start will be automatically advanced to that Contract Anniversary.


EFFECT OF SECONDARY ANNUITANT'S BECOMING THE ANNUITANT. If the Secondary Annuitant becomes the Annuitant, the Death Benefit proceeds will be paid to the Beneficiary only on the death of the Secondary Annuitant. If the Secondary Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be automatically changed to the person who was the successor Beneficiary on the date of death. If there was no successor Beneficiary, then the Secondary Annuitant's executors or administrators, unless the Owner directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Secondary Annuitant as if the Secondary Annuitant were the Annuitant.



ASSIGNMENT

The Owner may assign the Contract. However, the Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Operations Center. The Company is not responsible for determining the validity or effect of any assignment. The Company shall not be liable for any payment or other settlement made by the Company before receipt of the assignment.

If the Contract is issued under certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under conditions allowed under applicable law.

Because an assignment may be a taxable event, an Owner should consult a competent tax advisor before assigning the Contract.


CHANGE OF BENEFICIARY

So long as the Annuitant is living, the Owner may change the Beneficiary or successor Beneficiary. A change is made by submitting a written request to the Company at its Operations Center. The form of the request must be acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed. The Company will not, however, be liable for any payment made or action taken before receipt of the request at its Operations Center.


SUBSTITUTION OF SECURITIES

The Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Contract Purchase Payments if:

(1) The shares of any portfolio of the Funds is no longer available for investment by MONY America Variable Account A, or

(2) In the judgment of the Company's Board of Directors, further investment in shares of one or more of the portfolios of the Funds is inappropriate based on the purposes of the Contract.

The new portfolios may have higher fees and charges than the ones they replaced, and not all portfolios may be available to all classes of contracts. We will notify you before we substitute securities in any subaccount, and, to the extent required by law, we will obtain prior approval from the Securities and Exchange Commission and the Arizona Insurance Department. We also will obtain any other required approvals. (See "Who is MONY Life Insurance Company of America -- MONY America Variable Account A" for more information about changes we may make to the subaccounts).


CHANGES TO CONTRACTS

The Company reserves the right, subject to compliance with laws that apply, to unilaterally change your Contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the Contract must be in writing and made by our authorized officer. We will provide notice of any contract change.


CHANGE IN OPERATION OF MONY AMERICA VARIABLE ACCOUNT A

To the extent permitted by applicable law, MONY America Variable Account A (i) may be operated as a management company under the 1940 Act,(ii) may be deregistered under the 1940 Act in the event the registration is no longer required, or (iii) may be combined with any of our other MONY America separate accounts.

Deregistration of MONY America Variable Account A requires an order by the Securities and Exchange Commission. If there is a change in the operation of MONY America Variable Account A under this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

43  OTHER PROVISIONS


12. VOTING RIGHTS


--------------------------------------------------------------------------------

All of the assets held in the subaccounts of MONY America Variable Account A will be invested in shares of the designated portfolios of the Funds. The Company is the legal holder of these shares.

To the extent required by law, the Company will vote the shares of each of the Funds held in MONY America Variable Account A (whether or not attributable to Owners).

We will determine the number of votes which you have the right to cast by applying your percentage interest in a subaccount to the total number of votes attributable to that subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote portfolio shares of a class held in a subaccount for which we received no timely instructions in proportion to the voting instructions which we received for all contracts participating in that subaccount. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a Fund calls a shareholders meeting, each person having a voting interest in a subaccount will receive proxy voting material, reports, and other materials relating to the relevant portfolio. Since each Fund may engage in shared funding, other persons or entities besides the Company may vote Fund shares.

                                                               VOTING RIGHTS  44


13. DISTRIBUTION OF THE CONTRACTS


--------------------------------------------------------------------------------


The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account
A. The offering of the Contracts is intended to be continuous.

AXA Advisors is an affiliate of the Company, and AXA Distributors is an indirect wholly owned subsidiary of the Company. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA" ). Both broker-dealers also act as distributors for the Company's life and annuity products.

The Contracts are sold by financial professionals of AXA Advisors and its affiliates. The Contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

The Company pays compensation to both Distributors based on contracts sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its Contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the prospectus are imposed as separate fees or charges under your Contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the Contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the Contract, see "Summary of the Contract" and "Charges and deductions" earlier in this prospectus.

COMPENSATION PAID TO THE DISTRIBUTORS The Company pays compensation to the Distributors based on Purchase Payments made on the Contracts sold through the Distributors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 6.50% of total Purchase Payments made under the Contracts, plus, starting in the second Contract Year, up to 0.25% of the cash value of the Contracts ("asset-based compensation"). The Distributors, in turn, may pay a portion of the compensation received from the Company to the Distributors financial professional and/or the Selling broker-dealer making the sale. The compensation paid by the Distributors varies among financial professionals and among Selling broker-dealers. The Distributors also pay a portion of the compensation it receives to its managerial personnel. When a Contract is sold by a Selling broker-dealer, the Selling broker-dealer, not the Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the Contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company's Contracts and Contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

The Company also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of the Company's distribution agreements with AXA Distributors.

DIFFERENTIAL COMPENSATION PAID BY AXA ADVISORS. In an effort to promote the sale of the Company's products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of the Company's contract than it pays for the sale of a Contract or other financial product issued by a company other than the Company. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company's Contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company's Contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company's Contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend the Company's Contract over a Contract or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may



45  DISTRIBUTION OF THE CONTRACTS



also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company's products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company's products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements").

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2010) received additional payments. These additional payments ranged from $127 to $3,689,426. The Company and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.

1st Global Capital Corporation
Advantage Capital Corporation
AG Edwards
American General Securities Inc
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Associated Securities Corp.
Bank of America
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Colonial Brokerage, Inc.
Comerica Securities
Commonwealth Financial Network
CUSO Financial Services, LP
Essex National Securities Inc
FFP
Financial Network Investment Corporation
First Allied Securities
First Citizens Investor Services
First Tennessee Brokerage, Inc.
FSC Securities Corporation
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Investment Centers of America/First Dakota Inc.
IFC Holdings Inc. DBA Invest Financial Corporation
Investment Professionals, Inc.
Investors Capital Corporation
Ironstone Securities, Inc
J.P. Turner & Co. LLC
James T. Borello & Co.
Janney Montgomery Scott
Key Investment Services, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Financial Corporation
M&T Securities
Merrill Lynch Life Agency
MML Investors Services LLC
Morgan Keegan
Morgan Stanley Smith Barney - Morgan Stanley & Co., Incorporated
Multi-Financial Securities Corporation
National Planning Corporation
Next Financial Group, Inc.
NFP Securities, Inc.
Pension Planners Securities Inc
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Oppenheimer & Co. Inc.
Raymond James & Associates Inc
Raymond James Financial Service
RBC Capital Markets Corp.
Robert W Baird
Royal Alliance Associates Inc.
RW Baird - Robert N. Baird & Co. Incorporated
Sage Point Financial, Inc
Securities America, Inc.
SII Investments, Inc.
Sorrento Pacific Financial LLC
Stifel, Nicolaus & Co.
Summit Brokerage Services, Inc
Termed/Gunnallen Financial, Inc.
Termed/Mutual Service Corporation
Transamerica Financial Advisors, Inc.
U.S Bancorp Investments, Inc.
UBS Financial Services, Inc.
United Planners' Financial Service of America
UVEST Financial Services Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Advisors Financial Network LLC
Wells Fargo Advisors
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.


                                               DISTRIBUTION OF THE CONTRACTS  46



14. FEDERAL TAX STATUS



--------------------------------------------------------------------------------

INTRODUCTION

The Contract described in this prospectus is designed for use in connection with Qualified Plans and on a nonqualified basis. The ultimate effect of federal income taxes on:

o    the value of the Contract's Fund Value,

o    annuity payments,

o    death benefit, and

o economic benefit to the Owner, Annuitant, and the Beneficiary may depend upon

o    the type of retirement plan for which the Contract is purchased, and

o    the tax and employment status of the individual concerned.


The following discussion of the treatment of the Contract and of the Company under the federal income tax laws is general in nature. The discussion is based on the Company's understanding of current federal income tax laws, and is not intended as tax advice. These federal income tax laws may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Any person considering the purchase of a contract or making additional Purchase Payments under the Contract should consult a qualified tax adviser. Additional information on the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.



TAXATION OF ANNUITIES IN GENERAL

The Contract described in this prospectus is designed for use in connection with Qualified Plans and on a nonqualified basis. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contract. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified Contracts if the Owner is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made under a contract are generally taxable to the Annuitant as ordinary income except to the extent of:

o    participant after-tax contributions (in the case of Qualified Plans), or

o    owner contributions (in the case of Non-Qualified Contracts).

Owners, Annuitants, and Beneficiaries should seek advice from their own tax advisers about the tax consequences of distributions, withdrawals and payments under Non-Qualified Contracts and under any Qualified Plan in connection with which the Contract is purchased. For Qualified Contracts, among other things individuals should discuss with their tax advisers are the "required minimum distribution rules" which generally require distributions to be made after age 70-1/2 and after death, including requirements applicable to the calculation of such required distributions from annuity contracts funding Qualified Plans.

Federal tax law imposes requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include, but are not limited to, transfers, including gratuitous transfers, and pledges of the contract both of which are treated the same as distributions. Distributions from all annuity contracts issued during any calendar year by the same company (or an affiliate) to the Owner (other than those issued to qualified retirement plans) in the same year will be treated as distributed from one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules affects Qualified Plans.

The Company will withhold and remit to the United States Government and, where applicable, to state and local governments, part of the taxable portion of each distribution made under a contract unless the Owner or Annuitant:

(1)  Provides his or her taxpayer identification number to the Company, and

(2)  Notifies the Company that he or she chooses not to have amounts withheld.

Distributions of plan benefits from qualified retirement plans, other than traditional individual retirement arrangements ("traditional IRAs"), generally will be subject to mandatory federal income tax withholding unless they are:

(1) Part of a series of substantially equal periodic payments (at least annually) for:

     (a)   the participant's life or life expectancy,

     (b) the joint lives or life expectancies of the participant and his/ her beneficiary,

     (c)   or a period certain of not less than 10 years;

(2)  Required minimum distributions; or

(3)  Qualifying hardship distributions.

The withholding can be avoided if the participant's interest is directly rolled over by the old plan to another eligible traditional retirement plan, including an IRA. A direct rollover to the new plan can be made only in accordance with the terms of the old plan.

The Company may be liable for payment of the generation skipping transfer tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.

RETIREMENT PLANS

Aside from Contracts purchased on a non-qualified basis, the Contract described in this prospectus currently is designed for use with the following types of retirement plans:


47  FEDERAL TAX STATUS


(1) Pension and Profit Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R. 10 (Keogh) Plans;

(2) Individual Retirement Annuities permitted by Section 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to
     Section 408(k);

(3)  Roth IRAs permitted by Section 408A of the Code; and

(4) Deferred compensation plans provided by certain governmental entities and tax-exempt organizations under Section 457.

The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made here to provide more than general information about the use of the Contract with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.


TAX TREATMENT OF THE COMPANY

Under existing federal income tax laws, the income of MONY America Variable Account A, to the extent that it is applied to increase reserves under the Contract, is substantially nontaxable to the Company.

                                                          FEDERAL TAX STATUS  48


15. ADDITIONAL INFORMATION AND INCORPORATION OF CERTAIN INFORMATION BY
REFERENCE


--------------------------------------------------------------------------------


The Company's Annual Report on Form 10-K for the period ended December 31, 2010 (the "Annual Report") is considered to be part of this prospectus because it is incorporated by reference.

The Company files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, The Company has filed with the SEC a registration statement relating to the Guaranteed Interest Account with Market Value Adjustment (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.


After the date of this prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000835357. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to MONY Life Insurance Company of America, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.

49  ADDITIONAL INFORMATION AND INCORPORATION OF CERTAIN INFORMATION BY
REFERENCE


16. LEGAL PROCEEDINGS


--------------------------------------------------------------------------------

MONY Life Insurance Company of America and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an Owner's interest in MONY America Variable Account A, nor would any of these proceedings be likely to have a material adverse effect upon MONY America Variable Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.


                                                           LEGAL PROCEEDINGS  50


17. FINANCIAL STATEMENTS


--------------------------------------------------------------------------------


The audited financial statements of MONY America Variable Account A and the Company are set forth in the Statement of Additional Information. These financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm.

The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts. You should not consider the financial statements of the Company as affecting investment performance of assets in the Variable Account. PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence rules, and as disclosed in the Company's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


ABOUT THE GENERAL ACCOUNT

This Contract was offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a Contract's account value or any guaranteed benefits with which the Contract was issued. The Company is solely responsible to the Contract owner for the Contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the Contract are supported by the Company's general account and are subject to the Company's claims paying ability. An owner should look to the financial strength of the Company for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular Contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Insurance Department of the State of Arizona and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.



51  FINANCIAL STATEMENTS


Appendix I: Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington


--------------------------------------------------------------------------------

                            SUMMARY OF THE CONTRACT


BENEFIT OPTION PACKAGES

There are two benefit option packages under the Contract. Each benefit option package is distinct. You select a benefit option package at the time of application. Once a selection is made, you may not transfer from one benefit option package to another.


------------------------------------------------------------------------------------------------------------------------------------
                                     OPTION 1                                   OPTION 2
------------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND                        Current annual rate--1.20%                 Current annual rate--1.70%
EXPENSE RISK CHARGE                  Maximum annual rate--1.40%                 Maximum annual rate--1.95%
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT ON DEATH OF ANNUITANT  THE GREATER OF:                            THE GREATEST OF:
                                     (1)  The Fund Value less any               (1)  The Fund Value less any
                                          outstanding debt on the date               outstanding debt on the date
                                          due proof of the Annuitant's               due proof of the Annuitant's
                                          death is received by the                   death is received by the
                                          Company.                                   Company.

                                                      or                                         or

                                     (2)  The Purchase Payments paid,           (2)  The Purchase Payments paid,
                                          reduced proportionately by                 reduced proportionately by
                                          each partial surrender                     each partial surrender
                                          (reflecting any Market Value               (reflecting any Market Value
                                          Adjustment and any surrender               Adjustment and any surrender
                                          charge) and less any                       charge) and less any
                                          outstanding debt.(1)                       outstanding debt.(1)

                                                                                                 or

                                                                                (3)  Step Up Value (See "Death
                                                                                     benefit")
------------------------------------------------------------------------------------------------------------------------------------
MINIMUM INITIAL PURCHASE PAYMENT     Qualified Contracts--The minimum           Qualified Contracts--The minimum
                                     Purchase Payment for qualified             Purchase Payment for qualified
                                     plans is the same for both                 plans is the same for both
                                     options. (See "Detailed                    options. (See "Detailed
                                     information about the contract.")          information about the contract.")
                                     Non-Qualified Contracts--$5,000            Non-Qualified Contracts--$10,000
------------------------------------------------------------------------------------------------------------------------------------
ANNUITANT ISSUE AGE                  Qualified Contracts--0-80                  Qualified Contracts--0-79
                                     Non-Qualified Contracts--0-80              Non-Qualified Contracts--0-79
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL CONTRACT CHARGE               Current charge is $30.                     Current charge is $0.
                                                                                The annual contract charge may be
                                                                                increased to a maximum of $30 on
                                                                                30 days written notice.
------------------------------------------------------------------------------------------------------------------------------------



(1) In the calculation of the death benefit, for each partial surrender, the proportionate reduction is equal to the amount of that partial surrender and any surrender charge and any Market Value Adjustment divided by the Fund Value immediately before that partial surrender, multiplied by the Purchase Payments paid before that partial surrender.


     For certain Contracts purchased prior to July 22, 2003 , the death benefit is greater of: (1) the Fund Value less any outstanding debt on the date due proof of the Annuitant's death is received by the Company, or (2) the Purchase Payments paid, less any partial surrenders and their surrender charges, less any outstanding debt and plus or minus any Market Value Adjustment.


    APPENDIX I: BENEFIT OPTION PACKAGES, TABLE OF FEES, EXAMPLES AND CHARGES AND
                                                                  DEDUCTIONS I-1


FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer fund value between investment options. State premium taxes may also be deducted.

-----------------------------------------------------------------------------------------------------------------
 OWNER TRANSACTION EXPENSES:
-----------------------------------------------------------------------------------------------------------------
Maximum deferred sales load (surrender charge)                             7.00%(1)
(as a percentage of Purchase Payments surrendered)
-----------------------------------------------------------------------------------------------------------------
Loan interest spread (effective annual rate)                               2.50%(2)
-----------------------------------------------------------------------------------------------------------------
Maximum transfer charge                                                    $25(3)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------


The next table describes the fees and expense that you will pay periodically during the time that you own the Contract, not including Fund portfolio company fees and expenses.

-----------------------------------------------------------------------------------------------------------------
 MAXIMUM ANNUAL CONTRACT CHARGE                                                                 $30(4)
-----------------------------------------------------------------------------------------------------------------
 SEPARATE ACCOUNT ANNUAL EXPENSES:
 (AS A PERCENTAGE OF AVERAGE ANNUAL FUND VALUE IN THE VARIABLE ACCOUNT):
-----------------------------------------------------------------------------------------------------------------
OPTION 1
-----------------------------------------------------------------------------------------------------------------
Maximum mortality and expense risk fees                                    1.40%(5)
-----------------------------------------------------------------------------------------------------------------
Total separate account annual expenses                                     1.40%(5)
-----------------------------------------------------------------------------------------------------------------
OPTION 2
-----------------------------------------------------------------------------------------------------------------
Maximum mortality and expense risk fees                                    1.95%(6)
-----------------------------------------------------------------------------------------------------------------
Total separate account annual expenses                                     1.95%(6)
-----------------------------------------------------------------------------------------------------------------

(1) The surrender charge percentage, which reduces to zero, is determined under a surrender charge schedule. (See "Deductions from fund value -- Amount of surrender charge.")

     The surrender charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of the surrender charge. (See "Deductions from fund value -- Free partial surrender amount.")

(2) The loan interest spread is the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts held in the loan account to secure loans.

(3) The transfer charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer after the first 12 transfers in a Contract Year, which will not exceed $25. (See "Deductions from fund value -- Transfer charge.")

(4) The annual contract charge for Option 1 is currently $30. The annual contract charge for Option 2 is currently $0. However, the Company may in the future change the amount of the charge to an amount not exceeding $30 per Contract Year. (See "Deductions from fund value -- Annual contract charge.")

(5) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 1.20% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.40%) from the value of the net assets of MONY America Variable Account A.

(6) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 1.70% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95%) from the value of the net assets of MONY America Variable Account A.


The next item shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2010. You may pay portfolio company operating expenses periodically during the time that you own the Contract. More detail concerning each Fund portfolio company's fees and expenses is contained in the prospectus for each portfolio.



-----------------------------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND PORTFOLIO
 OPERATING EXPENSES:                                                      LOWEST     HIGHEST

-----------------------------------------------------------------------------------------------------------------
Expenses that are deducted from portfolio company assets, including        0.37%      1.78%
management fees, distribution and/or services fees (12b-1 fees), and other expenses
-----------------------------------------------------------------------------------------------------------------



I-2 APPENDIX I: BENEFIT OPTION PACKAGES, TABLE OF FEES, EXAMPLES AND CHARGES AND DEDUCTIONS


EXAMPLE


This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expense, and Fund fees and expenses for the year ended December 31, 2010.


The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year. The example assumes the minimum and maximum fees and expenses of any of the Fund portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1. a. If you surrender your Contract at the end of the applicable time period (assuming maximum fees and expenses of any of the Fund portfolios):


        ------------------------------------------------------------------------
                           1 YEAR       3 YEARS      5 YEARS    10 YEARS
        ------------------------------------------------------------------------
            Option 1       $  990       $1,634       $2,293      $3,756

            Option 2       $1,041       $1,783       $2,537      $4,231
        ------------------------------------------------------------------------

    b. If you surrender your Contract at the end of the applicable time period (assuming minimum fees and expenses of any of the Fund portfolios):


        ------------------------------------------------------------------------
                           1 YEAR       3 YEARS      5 YEARS    10 YEARS
        ------------------------------------------------------------------------
            Option 1       $858         $1,239       $1,635      $2,400

            Option 2       $910         $1,395       $1,898      $2,954
        ------------------------------------------------------------------------


2. a. If you do not surrender your Contract (assuming maximum fees and expenses of any of the Fund portfolios):

        ------------------------------------------------------------------------
                           1 YEAR       3 YEARS      5 YEARS    10 YEARS
        ------------------------------------------------------------------------
            Option 1       $351         $1,068       $1,807      $3,756

            Option 2       $405         $1,227       $2,064      $4,231
        ------------------------------------------------------------------------

    b. If you do not surrender your Contract (assuming minimum fees and expenses of any of the Fund portfolios):



        ------------------------------------------------------------------------
                           1 YEAR       3 YEARS      5 YEARS    10 YEARS
        ------------------------------------------------------------------------
            Option 1       $210         $649         $1,114      $2,400

            Option 2       $265         $814         $1,390      $2,954
        ------------------------------------------------------------------------


3. a. If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assuming maximum fees and expenses of any of the Fund portfolios):


        ------------------------------------------------------------------------
                           1 YEAR       3 YEARS      5 YEARS    10 YEARS
        ------------------------------------------------------------------------
            Option 1       $  990       $1,068       $1,807      $3,756

            Option 2       $1,041       $1,227       $2,064      $4,231
        ------------------------------------------------------------------------

    b. If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assuming minimum fees and expenses of any of the Fund portfolios):


        ------------------------------------------------------------------------
                           1 YEAR       3 YEARS      5 YEARS    10 YEARS
        ------------------------------------------------------------------------
            Option 1       $858         $649         $1,114      $2,400

            Option 2       $910         $814         $1,390      $2,954
        ------------------------------------------------------------------------

4. a. If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2 or 4 (annuity income without life contingencies) (assuming maximum fees and expenses of any of the Fund portfolios):


        ------------------------------------------------------------------------
                           1 YEAR       3 YEARS      5 YEARS    10 YEARS
        ------------------------------------------------------------------------
            Option 1       $  990       $1,634       $2,293      $3,756

            Option 2       $1,041       $1,783       $2,537      $4,231
        ------------------------------------------------------------------------

    b. If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2 or 4 (annuity income without life contingencies) (assuming minimum fees and expenses of any of the Fund portfolios):


        ------------------------------------------------------------------------
                           1 YEAR       3 YEARS      5 YEARS    10 YEARS
        ------------------------------------------------------------------------
            Option 1       $858         $1,239       $1,635      $2,400

            Option 2       $910         $1,395       $1,898      $2,954
        ------------------------------------------------------------------------

For the purposes of the Fee Tables and the Example, we assume that the Contract is owned during the accumulation period. (See "Charges and Deductions.") On and after the annuity starting date, different fees and charges will apply.



                APPENDIX I: BENEFIT OPTION PACKAGES, TABLE OF FEES, EXAMPLES AND
                                                      CHARGES AND DEDUCTIONS I-3



                    DETAILED INFORMATION ABOUT THE CONTRACT


PAYMENT AND ALLOCATION OF PURCHASE PAYMENTS


Issue ages

The issue ages for the two benefit option packages available under the Contract vary as per the table below. The maximum issue age of the Annuitant for Option 1 is 85. The maximum issue age of the Annuitant for Option 2 is 79.

------------------------------------------------------------------------------------------------------------------------------------
                                                OPTION 1                                OPTION 2
------------------------------------------------------------------------------------------------------------------------------------
       Annuitant Issue Ages                     0-85                                      0-79
------------------------------------------------------------------------------------------------------------------------------------


                                 DEATH BENEFIT


DEATH BENEFIT PROVIDED BY THE CONTRACT


The death benefit depends upon the benefit option package in effect on the date the Annuitant dies. You may not change benefit option packages once you select an option.


------------------------------------------------------------------------------------------------------------------------------------
 OPTION 1                                                                OPTION 2
------------------------------------------------------------------------------------------------------------------------------------
 THE GREATER OF:                                                         THE GREATEST OF:
------------------------------------------------------------------------------------------------------------------------------------

(1)  The Fund Value less any outstanding debt on the date                (1)  The Fund Value less any outstanding debt on the date
     due proof of the Annuitant's death is received by the                    due proof of the Annuitant's death is received by the
     Company.                                                                 Company.

                            or                                                                       or

(2)  The Purchase Payments paid, reduced proportionately by              (2)  The Purchase Payments paid, reduced proportionately by
     each partial surrender and their surrender charges, any                  each partial surrender and their surrender charges,
     outstanding debt and plus or minus any Market Value                      less any outstanding debt and plus or minus any Market
     Adjustment.(1)                                                           Value Adjustment.(1)

                                                                                                     or

                                                                         (3)  Step Up Value (See "Step Up Value" in the prospectus)
------------------------------------------------------------------------------------------------------------------------------------



(1) In the calculations of the death benefit, for each partial surrender, the proportionate reduction is equal to the amount of that partial surrender and any surrender charge and any Market Value Adjustment divided by the Fund Value immediately before that partial surrender, multiplied by the Purchase Payments paid before that partial surrender. For certain Contracts purchased prior to July 22, 2003, the death benefit is the greater of: (1) the Fund Value less any outstanding debt on the date due proof of the Annuitant's death is received by the Company, or (2) the Purchase Payments paid, less any partial surrenders and their surrender charges, less any outstanding debt and plus or minus any Market Value Adjustment.



I-4 APPENDIX I: BENEFIT OPTION PACKAGES, TABLE OF FEES, EXAMPLES AND CHARGES AND DEDUCTIONS


                             CHARGES AND DEDUCTIONS

The following table summarizes the charges and deductions under the Contract:

------------------------------------------------------------------------------------------------------------------------------------
                                                 DEDUCTIONS FROM PURCHASE PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
Tax charge                                                           Range for State and local premium tax -- 0% to 3.50%(1).
                                                                     Federal -- currently 0%
                                                                     (Company reserves the right to charge in the future.)
------------------------------------------------------------------------------------------------------------------------------------
                                       DAILY DEDUCTIONS FROM MONY AMERICA VARIABLE ACCOUNT A
------------------------------------------------------------------------------------------------------------------------------------
Separate account annual expenses:

Mortality & expense risk charge                                      Option 1
Annual rate deducted daily from net assets                           Maximum daily rate -- 0.003836%
                                                                     Maximum annual rate -- 1.40%
                                                                     Option 2
                                                                     Maximum daily rate -- 0.005342%
                                                                     Maximum annual rate -- 1.95%
------------------------------------------------------------------------------------------------------------------------------------
                                                     DEDUCTIONS FROM FUND VALUE
------------------------------------------------------------------------------------------------------------------------------------
Annual contract charge                                               Maximum annual contract charge

Option 1 -- Current charge is $30.                                   Option 1 -- The maximum annual contract charge is $30.

Option 2 -- Current charge is $0.                                    Option 2 -- The annual contract charge may be increased to a maximum of $30 on 30 days written notice.
------------------------------------------------------------------------------------------------------------------------------------
Transaction and other charges                                        Maximum transaction and other charges

Transfer charge                                                      Option 1 -- The Company has reserved the right to impose a charge for each transfer after the first 12 transfers in a
Option 1 -- Current charge is $0.                                    Contract Year which will not exceed $25.

Option 2 -- Current charge is $0.                                    Option 2 -- The Company has reserved the right to impose a charge for each transfer after the first 12 transfers in a
                                                                     Contract Year which will not exceed $25.
------------------------------------------------------------------------------------------------------------------------------------
Surrender charge                                                     See grading schedule and "Charges and deductions --
                                                                     Charges against fund value" for details of how it is computed.
Grades from 7% to 0% of Fund Value surrendered based on a schedule
------------------------------------------------------------------------------------------------------------------------------------
Loan interest spread                                                 2.50%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Company currently assumes responsibility; current charge to Owner 0%.

Please note that the amount of the charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use such profits for any corporate purpose, including the payment of sales expenses.

DEDUCTIONS FROM PURCHASE PAYMENTS

Deductions may be made from Purchase Payments for state and local premium taxes prior to allocation of any Net Purchase Payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future payments. If the Company is going to make deductions for such tax from future Purchase Payments, it will give notice to each affected Owner.

CHARGES AGAINST FUND VALUE

Daily deduction from MONY America Variable Account A

Mortality and expense risk charge. The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of MONY America Variable Account A. The charge varies based on the benefit option package selected. The mortality and expense risk charge will not be deducted from the Guaranteed Interest Account.

Option 1 -- For Option 1, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.20% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.40% from the value of the net assets of MONY America Variable Account A. The mortality and expense risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.003288% (guaranteed not to exceed 0.003836%) multiplied by the number of days since the last Business Day.

Option 2 -- For Option 2, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.70% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95% from the value of the net assets of MONY America Variable Account A. The mortality and expense


                    APPENDIX I: BENEFIT OPTION PACKAGES, TABLE OF FEES, EXAMPLES
                                                  AND CHARGES AND DEDUCTIONS I-5


risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.004658% (guaranteed not to exceed 0.005342%) multiplied by the number of days since the last Business Day.

The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3.50% interest. In addition, the Company also assumes risk in connection with the Step-Up Value. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the expense charges provided in the Contracts.

If the amount of the charge exceeds the amount needed, the excess will be kept by the Company in its General Account. If the amount of the charge is inadequate, the Company will pay the difference out of its General Account.

DEDUCTIONS FROM FUND VALUE

Annual contract charge. The Company has primary responsibility for the administration of the Contract and MONY America Variable Account A. An annual contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.


The Company intends to administer the Contract itself.

The current amount of the annual contract charge depends upon the benefit option package selected.

------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL CONTRACT CHARGE
------------------------------------------------------------------------------------------------------------------------------------
 OPTION 1                                                    OPTION 2
------------------------------------------------------------------------------------------------------------------------------------
Current charge is $30.                                       Current charge is $0.
------------------------------------------------------------------------------------------------------------------------------------
The maximum annual contract charge is $30.                   The annual contract charge may be increased to a maximum of $30.
------------------------------------------------------------------------------------------------------------------------------------

The Owner will receive a written notice 30 days in advance of any change in the charge. Any applicable charge will be assessed once per year on the contract anniversary, starting on the first contract anniversary.

If applicable, the annual contract charge is deducted from the Fund Value on each Contract Anniversary before the date annuity payments start.

The amount of the charge will be allocated against the Guaranteed Interest Account and each subaccount of MONY America Variable Account A in the same proportion that the Fund Value in those accounts bears to the Fund Value of the Contract. The Company does not expect to make any profit from the annual contract charge.

I-6 APPENDIX I: BENEFIT OPTION PACKAGES, TABLE OF FEES, EXAMPLES AND CHARGES AND DEDUCTIONS


Appendix II: Condensed financial information



--------------------------------------------------------------------------------

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                             MONY AMERICA VARIABLE
                                   ACCOUNT A
                            ACCUMULATION UNIT VALUES


-----------------------------------------------------------------------------------------------------
                                                           UNIT VALUE
                                    -----------------------------------------------------------------
                                            DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 OPTION 1                                     2010       2009       2008       2007
-----------------------------------------------------------------------------------------------------
All Asset Allocation                        $  11.37   $  10.01   $  8.03    $  11.67
-----------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                       8.46       7.57      6.02       10.02
-----------------------------------------------------------------------------------------------------
AXA Conservative Allocation                    10.47       9.87      9.10       10.35
-----------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                9.91       9.20      8.13       10.22
-----------------------------------------------------------------------------------------------------
AXA Moderate Allocation                         9.57       8.81      7.62       10.21
-----------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                    9.08       8.24      6.83       10.14
-----------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap                 12.13       9.19      6.84       12.47
 Growth
-----------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                10.92       9.84      7.65       12.20
-----------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income               13.00      11.37     10.32       15.43
-----------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                 9.33       8.39      6.49       11.99
-----------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                   13.54      11.80      9.07       15.17
-----------------------------------------------------------------------------------------------------
EQ/Core Bond Index                             13.29      12.68     12.47       13.82
-----------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions              13.65      12.61     10.94       12.85
-----------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                   24.54      18.73     13.40       19.56
-----------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                  25.63      23.22     15.64       37.02
-----------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond                12.11      11.73        --          --
 Index
-----------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                         8.86       7.95      6.67       11.84
-----------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income               12.41      10.67      9.12       14.51
-----------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                               14.32      11.50      8.52       16.96
-----------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                          13.60      11.24        --          --
-----------------------------------------------------------------------------------------------------
EQ/Money Market                                10.72      10.84     10.94       10.81
-----------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                    11.41      10.67      8.33       12.56
-----------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth               11.61       8.86      5.70       10.91
-----------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                      12.50      12.55     11.76       12.40
-----------------------------------------------------------------------------------------------------
EQ/Small Company Index                         17.93      14.38     11.51       17.65
-----------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                       11.16       9.99      7.63       12.88
-----------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                16.89      15.17     11.32       16.29
-----------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities           14.90      12.50     10.78       14.96
-----------------------------------------------------------------------------------------------------
Invesco V.I. Financial Services Fund            5.70       5.23      4.15       10.36
-----------------------------------------------------------------------------------------------------
Invesco V.I. Global Health Care                12.38      11.90      9.43       13.37
-----------------------------------------------------------------------------------------------------
Invesco V.I. Global Value Equity Portfo-       11.13      10.16      8.86       14.98
 lio
-----------------------------------------------------------------------------------------------------
Invesco V.I. Technology Fund                   10.03       8.37      5.38        9.82
-----------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio             15.85      15.07     10.45       18.98
-----------------------------------------------------------------------------------------------------
Janus Aspen Series Overseas Portfolio          28.42      23.00     13.00       27.54
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                                UNIT VALUE
                                     ----------------------------------------------------------------
                                            DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 OPTION 1                                     2006       2005       2004       2003       2002
-----------------------------------------------------------------------------------------------------
All Asset Allocation                        $  11.30   $  10.38   $  9.99    $  9.31   $ 7.80
-----------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                         --         --        --         --      --
-----------------------------------------------------------------------------------------------------
AXA Conservative Allocation                       --         --        --         --      --
-----------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                  --         --        --         --      --
-----------------------------------------------------------------------------------------------------
AXA Moderate Allocation                           --         --        --         --      --
-----------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                      --         --        --         --      --
-----------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap                    --         --        --         --      --
 Growth
-----------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                12.20      10.21        --         --      --
-----------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income               15.06      13.14     12.52      10.75    8.59
-----------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                10.82      10.40        --         --      --
-----------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                      --         --        --         --      --
-----------------------------------------------------------------------------------------------------
EQ/Core Bond Index                             13.54         --        --         --      --
-----------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions              12.57      11.35     10.98      10.55      --
-----------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                   18.11      15.43     14.96      12.52    9.22
-----------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                  26.32         --        --         --      --
-----------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond                   --         --        --         --      --
 Index
-----------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                           --         --        --         --      --
-----------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income               14.16         --        --         --      --
-----------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                               15.85         --        --         --      --
-----------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                             --         --        --         --      --
-----------------------------------------------------------------------------------------------------
EQ/Money Market                                10.42      10.07        --         --      --
-----------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                    10.52       9.87      9.47       9.21    7.96
-----------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth                  --         --        --         --      --
-----------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                      11.26      11.35     11.40      11.01   10.55
-----------------------------------------------------------------------------------------------------
EQ/Small Company Index                            --         --        --         --      --
-----------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                       12.89      11.43     10.62       9.49    7.53
-----------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                15.89      13.60     13.55      12.04      --
-----------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities           15.56      13.45     13.16      12.00      --
-----------------------------------------------------------------------------------------------------
Invesco V.I. Financial Services Fund           13.48      11.72     11.20      10.43    8.14
-----------------------------------------------------------------------------------------------------
Invesco V.I. Global Health Care                12.10      11.64     10.89      10.25    8.11
-----------------------------------------------------------------------------------------------------
Invesco V.I. Global Value Equity Portfo-       14.22      11.87     11.36      10.12    7.94
 lio
-----------------------------------------------------------------------------------------------------
Invesco V.I. Technology Fund                    9.22       8.45      8.37       7.91    5.96
-----------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio             14.06      13.04     11.73      10.06    8.47
-----------------------------------------------------------------------------------------------------
Janus Aspen Series Overseas Portfolio          21.78      15.03     11.53       9.83    7.40
-----------------------------------------------------------------------------------------------------


                               APPENDIX II: CONDENSED FINANCIAL INFORMATION II-1




-----------------------------------------------------------------------------------------------------
                                                           UNIT VALUE
                                    -----------------------------------------------------------------
                                            DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 OPTION 1                                     2010       2009       2008       2007
-----------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                       26.08      23.19      17.62      28.61
-----------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                12.73      12.05      11.10      14.64
-----------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                 12.38       9.81       7.38      12.91
-----------------------------------------------------------------------------------------------------
Oppenheimer Global Securities                 20.62      18.04      13.10      22.22
 Fund/VA
-----------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)              18.96      17.18      14.88      15.19
-----------------------------------------------------------------------------------------------------
ProFund VP Bear                                5.06       6.23       8.74       6.32
-----------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity            5.79       6.98       5.34       8.71
-----------------------------------------------------------------------------------------------------
ProFund VP UltraBull                           9.84       8.15       5.70      17.71
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                                UNIT VALUE
                                     ----------------------------------------------------------------
                                            DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 OPTION 1                                     2006       2005       2004       2003       2002
-----------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                      22.64      17.46      15.12      11.75       8.75
-----------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond               14.33        --         --         --         --
-----------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                12.60      11.57      10.88       9.79       8.05
-----------------------------------------------------------------------------------------------------
Oppenheimer Global Securities                21.20      18.28      16.22      13.81        --
 Fund/VA
-----------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)             14.01      13.55      14.68      13.44      11.88
-----------------------------------------------------------------------------------------------------
ProFund VP Bear                               6.36       6.96       7.14       8.06        --
-----------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity           9.30       8.55       9.39      10.67        --
-----------------------------------------------------------------------------------------------------
ProFund VP UltraBull                         17.77      14.62      14.42      12.45        --
-----------------------------------------------------------------------------------------------------



II-2 APPENDIX II: CONDENSED FINANCIAL INFORMATION






------------------------------------------------------------------------------------------------------------
                                                             UNITS OUTSTANDING
                                     -----------------------------------------------------------------------
 Option 1                                    Dec. 31,      Dec. 31,     Dec. 31,     Dec. 31,
                                               2010          2009         2008         2007
------------------------------------------------------------------------------------------------------------
All Asset Allocation                         284,988        402,599      454,450      497,633
------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                     69,560         87,195       34,683       43,742
------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                  139,523        117,841       93,700       22,315
------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation             106,443        125,852       98,447       37,693
------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                      456,870        535,669      401,832      132,668
------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                 195,148        288,764      210,275       40,787
------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth         59,499         92,448      115,398      129,235
------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity              259,823        304,903      286,323      342,400
------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income             237,862        273,942      358,388      407,611
------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible               31,532         34,661       43,411       36,001
------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                  77,287         90,905      134,883      149,809
------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                           839,224      1,005,876      954,215    1,292,354
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions             54,897         65,571       93,427      103,885
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                 462,321        559,452      712,525      888,336
------------------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                105,697        138,077      167,674      208,439
------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index        493,557        631,723           --           --
------------------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                       93,177         95,155      127,233      178,467
------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income             456,935        587,034      712,776    1,013,981
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                             320,926        398,495      501,289      566,547
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                        521,623        651,958           --           --
------------------------------------------------------------------------------------------------------------
EQ/Money Market                              700,462      1,132,470    1,246,668    1,182,243
------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                  623,515        746,208      872,072    1,081,298
------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth             423,351        486,679      554,686      709,131
------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                    338,445        587,834      529,836      324,629
------------------------------------------------------------------------------------------------------------
EQ/Small Company Index                       105,145        120,840      150,816      175,510
------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                     179,349        202,769      192,608      241,384
------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund              521,989        668,906      869,677    1,054,022
------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities          85,918         86,265      127,156      182,045
------------------------------------------------------------------------------------------------------------
Invesco V.I. Financial Services Fund          39,878         47,906       61,638       74,773
------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Health Care               57,293         70,804       92,691      114,062
------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Value Equity Portfolio    90,575        105,553      126,925      224,820
------------------------------------------------------------------------------------------------------------
Invesco V.I. Technology Fund                  64,418         53,831       58,382       73,449
------------------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio           217,365        281,114      305,780      374,145
------------------------------------------------------------------------------------------------------------
Janus Aspen Series Overseas Portfolio        334,711        404,463      480,782      630,845
------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                      118,120        149,734      187,254      220,173
------------------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond               309,259        339,607      357,943      468,645
------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                227,899        264,362      316,585      395,880
------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA        184,931        240,294      355,444      417,130
------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)             254,379        355,733      436,029      447,782
------------------------------------------------------------------------------------------------------------
ProFund VP Bear                                6,581          8,250       14,925        6,368
------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity          519,994        523,403      550,106      588,907
------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                          45,060         47,419       59,202       63,189
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                   UNITS OUTSTANDING
                                     -----------------------------------------------------------------------
 Option 1                                     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,
                                                2006         2005         2004         2003        2002
------------------------------------------------------------------------------------------------------------
All Asset Allocation                           571,946      684,468      600,615      492,730    204,572
------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                           --           --           --           --         --
------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                         --           --           --           --         --
------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                    --           --           --           --         --
------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                             --           --           --           --         --
------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                        --           --           --           --         --
------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth               --           --           --           --         --
------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                 73,324       76,278           --           --         --
------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income               458,184      481,560      408,003      239,493     82,561
------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                 40,077       41,217           --           --         --
------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                        --           --           --           --         --
------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                           1,073,917           --           --           --         --
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions              114,393      118,242      117,926       38,541         --
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                 1,023,043    1,143,854    1,097,488      756,306    311,226
------------------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                  219,291           --           --           --         --
------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index               --           --           --           --         --
------------------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                             --           --           --           --         --
------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income             1,103,903           --           --           --         --
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                               508,220           --           --           --         --
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                               --           --           --           --         --
------------------------------------------------------------------------------------------------------------
EQ/Money Market                              1,099,869    1,052,098           --           --         --
------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                  1,361,636    1,685,752    1,581,734    1,198,093      392,688
------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth                    --           --           --           --           --
------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                      359,919      446,362      457,385      319,045      143,483
------------------------------------------------------------------------------------------------------------
EQ/Small Company Index                              --           --           --           --           --
------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                       260,211      272,117      270,546      191,851       91,127
------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                416,536      328,984      247,404      116,756           --
------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities           171,880      146,067      158,869       98,376           --
------------------------------------------------------------------------------------------------------------
Invesco V.I. Financial Services Fund            83,552       79,714       84,428       68,229       23,757
------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Health Care                128,350      130,612      133,944       89,624       34,314
------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Value Equity Portfolio     251,427      277,293      268,706      208,605       53,212
------------------------------------------------------------------------------------------------------------
Invesco V.I. Technology Fund                    75,551       80,630       89,696       58,966       23,622
------------------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio             335,485      220,717      182,506      136,171       32,480
------------------------------------------------------------------------------------------------------------
Janus Aspen Series Overseas Portfolio          698,959      698,879      723,025      546,239      174,311
------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                        195,895      171,034      134,931       72,426       18,209
------------------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                 482,385           --           --           --           --
------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                  478,312      503,409      553,406      407,080      142,861
------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA          449,536      419,429      330,561       95,923           --
------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)               381,670      391,686      381,980      222,104       53,299
------------------------------------------------------------------------------------------------------------
ProFund VP Bear                                  8,292        7,569       13,091        4,960           --
------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity            609,227      613,062      617,666      528,778           --
------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                            90,284       82,491       89,655       53,814           --
------------------------------------------------------------------------------------------------------------



                               APPENDIX II: CONDENSED FINANCIAL INFORMATION II-3





-----------------------------------------------------------------------------------------------------
                                                        UNIT VALUE
                                    -----------------------------------------------------------------
                                         DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 OPTION 2                                  2010       2009       2008       2007
-----------------------------------------------------------------------------------------------------
All Asset Allocation                     $  11.36   $  10.05   $  8.10    $  11.84
-----------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                    8.31       7.47      5.97        9.99
-----------------------------------------------------------------------------------------------------
AXA Conservative Allocation                 10.28       9.75      9.03       10.32
-----------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation             9.73       9.08      8.07       10.19
-----------------------------------------------------------------------------------------------------
AXA Moderate Allocation                      9.40       8.70      7.56       10.18
-----------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                 8.92       8.13      6.78       10.11
-----------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap              12.11       9.22      6.89       12.64
 Growth
-----------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity             10.63       9.63      7.52       12.06
-----------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income            11.62      10.21      9.31       13.99
-----------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible              9.09       8.21      6.38       11.85
-----------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                12.46      10.92      8.43       14.17
-----------------------------------------------------------------------------------------------------
EQ/Core Bond Index                          12.72      12.20     12.06       13.44
-----------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions           13.58      12.60     10.99       12.97
-----------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                23.33      17.89     12.86       18.87
-----------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity               25.50      23.23     15.72       37.39
-----------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond             11.60      11.29        --          --
 Index
-----------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                      8.52       7.68      6.47       11.55
-----------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income            11.90      10.28      8.83       14.13
-----------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                            13.56      10.94      8.14       16.29
-----------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                       13.51      11.22        --          --
-----------------------------------------------------------------------------------------------------
EQ/Money Market                             10.44      10.61     10.76       10.69
-----------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                 10.67      10.03      7.86       11.92
-----------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth            12.33       9.46      6.11       11.77
-----------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                   12.01      12.12     11.41       12.10
-----------------------------------------------------------------------------------------------------
EQ/Small Company Index                      17.32      13.97     11.24       17.31
-----------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                    11.02       9.91      7.61       12.91
-----------------------------------------------------------------------------------------------------
Franklin Income Securities Fund             15.98      14.43     10.82       15.65
-----------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities        14.23      12.00     10.40       14.51
-----------------------------------------------------------------------------------------------------
Invesco V.I. Financial Services Fund         5.71       5.27      4.21       10.55
-----------------------------------------------------------------------------------------------------
Invesco V.I. Global Health Care             11.85      11.45      9.12       13.00
-----------------------------------------------------------------------------------------------------
Invesco V.I. Global Value Equity            10.77       9.87      8.66       14.71
 Portfolio
-----------------------------------------------------------------------------------------------------
Invesco V.I. Technology Fund                 9.67       8.11      5.24        9.61
-----------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio          15.95      15.23     10.61       19.38
-----------------------------------------------------------------------------------------------------
Janus Aspen Series Overseas Portfolio       29.27      23.81     13.53       28.80
-----------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                     24.41      21.81     16.66       27.18
-----------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond              12.16      11.57     10.71       14.20
-----------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth               11.78       9.39      7.10       12.48
-----------------------------------------------------------------------------------------------------
Oppenheimer Global Securities               20.05      17.63     12.87       21.93
 Fund/VA
-----------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)            18.15      16.53     14.39       14.76
-----------------------------------------------------------------------------------------------------
ProFund VP Bear                              5.36       6.63      9.35        6.80
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
                                                             UNIT VALUE
                                    -----------------------------------------------------------------
                                         DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 OPTION 2                                  2006       2005       2004       2003       2002
-----------------------------------------------------------------------------------------------------
All Asset Allocation                     $  11.52   $  10.63   $  10.29   $  9.64    $  8.11
-----------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                      --         --         --        --         --
-----------------------------------------------------------------------------------------------------
AXA Conservative Allocation                    --         --         --        --         --
-----------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation               --         --         --        --         --
-----------------------------------------------------------------------------------------------------
AXA Moderate Allocation                        --         --         --        --         --
-----------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                   --         --         --        --         --
-----------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap                 --         --         --        --         --
 Growth
-----------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity             12.12      10.20         --        --         --
-----------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income            13.72      12.03      11.52      9.94       7.99
-----------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible             10.75      10.39         --        --         --
-----------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                   --         --         --        --         --
-----------------------------------------------------------------------------------------------------
EQ/Core Bond Index                          13.22         --         --        --         --
-----------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions           12.76      11.57      11.26     10.87         --
-----------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                17.56      15.03      14.65     12.33       9.12
-----------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity               26.72         --         --        --         --
-----------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond                --         --         --        --         --
 Index
-----------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                        --         --         --        --         --
-----------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income            13.85         --         --        --         --
-----------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                            15.30         --         --        --         --
-----------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                          --         --         --        --         --
-----------------------------------------------------------------------------------------------------
EQ/Money Market                             10.36      10.06         --        --         --
-----------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                 10.03       9.46       9.12      8.92       7.75
-----------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth               --         --         --        --         --
-----------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                   11.04      11.18      11.29     10.96      10.55
-----------------------------------------------------------------------------------------------------
EQ/Small Company Index                         --         --         --        --         --
-----------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                    12.98      11.57      10.80      9.70       7.73
-----------------------------------------------------------------------------------------------------
Franklin Income Securities Fund             15.34      13.20      13.21     11.80         --
-----------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities        15.17      13.18      12.96     11.87         --
-----------------------------------------------------------------------------------------------------
Invesco V.I. Financial Services Fund        13.79      12.05      11.57     10.83       8.50
-----------------------------------------------------------------------------------------------------
Invesco V.I. Global Health Care             11.82      11.43      10.75     10.16       8.09
-----------------------------------------------------------------------------------------------------
Invesco V.I. Global Value Equity            14.03      11.77      11.32     10.14       7.99
 Portfolio
-----------------------------------------------------------------------------------------------------
Invesco V.I. Technology Fund                 9.08       8.35       8.32      7.90       5.98
-----------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio          14.43      13.45      12.16     10.48       8.87
-----------------------------------------------------------------------------------------------------
Janus Aspen Series Overseas Portfolio       22.89      15.87      12.24     10.49       7.93
-----------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                     21.62      16.75      14.58     11.39       8.53
-----------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond              13.97         --         --        --         --
-----------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth               12.24      11.29      10.68      9.65       7.98
-----------------------------------------------------------------------------------------------------
Oppenheimer Global Securities               21.03      18.23      16.25     13.91         --
 Fund/VA
-----------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)            13.68      13.30      14.48     13.32      11.84
-----------------------------------------------------------------------------------------------------
ProFund VP Bear                              6.87       7.56       7.79      8.84         --
-----------------------------------------------------------------------------------------------------


II-4 APPENDIX II: CONDENSED FINANCIAL INFORMATION





-----------------------------------------------------------------------------------------------------
                                                       UNIT VALUE
                                ---------------------------------------------------------------------
                                       DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 OPTION 2                                2010       2009       2008       2007
-----------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity       5.57       6.75       5.19       8.52
-----------------------------------------------------------------------------------------------------
ProFund VP UltraBull                      9.27       7.72       5.43      16.94
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
                                                           UNIT VALUE
                                ---------------------------------------------------------------------
                                       DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 OPTION 2                                2006       2005       2004       2003       2002
-----------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity       9.14       8.44       9.32       10.64     --
-----------------------------------------------------------------------------------------------------
ProFund VP UltraBull                     17.09      14.12      14.00       12.15     --
-----------------------------------------------------------------------------------------------------



                               APPENDIX II: CONDENSED FINANCIAL INFORMATION II-5




-------------------------------------------------------------------------------------------------------------------
                                                            UNITS OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
 Option 2                                    Dec. 31,    Dec. 31,     Dec. 31,     Dec. 31,
                                               2010        2009         2008         2007
-------------------------------------------------------------------------------------------------------------------
All Asset Allocation                         312,126      348,568      422,018      497,752
-------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                     35,161       78,989      108,793       25,166
-------------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                   46,978       60,616       57,009       33,148
-------------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation              49,080       61,986      138,523       82,083
-------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                      460,554      473,846      284,753       87,026
-------------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                 239,230      332,932      233,785      179,231
-------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth         61,103       85,165      110,121      143,655
-------------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity              218,864      285,518      296,279      358,489
-------------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income             243,386      280,823      356,589      432,755
-------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible               14,911       26,052       35,479       42,384
-------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                  73,927       75,986      103,379      119,932
-------------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                           789,657    1,006,718    1,022,385    1,327,404
-------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions             76,681       85,065      122,990      152,474
-------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                 490,470      600,662      733,202      924,400
-------------------------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                 99,042      131,751      148,122      184,157
-------------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index        453,764      549,968           --           --
-------------------------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                       58,018       67,764       98,849      142,380
-------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income             437,515      525,039      662,750      853,495
-------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                             303,478      386,610      505,582      630,181
-------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                        527,298      683,891           --           --
-------------------------------------------------------------------------------------------------------------------
EQ/Money Market                              676,146      814,956      804,101      580,027
-------------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                  602,366      777,279      945,627    1,195,392
-------------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth             383,207      462,363      557,677      681,613
-------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                    359,592      462,074      441,573      448,175
-------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index                       105,181      123,018      145,865      175,276
-------------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                     161,882      209,472      238,464      277,764
-------------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund              692,744      832,882      951,395    1,274,513
-------------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities         141,788      141,110      179,625      222,750
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. Financial Services Fund          52,949       74,595       57,908       65,020
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Health Care               49,787       85,498      102,900      113,589
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Value Equity Portfolio    77,351      103,527      147,450      173,282
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. Technology Fund                  31,704       56,851       33,691       46,623
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio           152,759      204,902      199,847      228,886
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Overseas Portfolio        339,938      413,632      485,146      602,248
-------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                       83,674      122,322      135,905      183,058
-------------------------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond               217,024      259,324      310,015      393,689
-------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                205,081      286,588      351,830      427,713
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA        185,262      236,035      279,214      371,734
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)             197,051      250,843      298,376      342,780
-------------------------------------------------------------------------------------------------------------------
ProFund VP Bear                                4,088       17,646       61,612        2,003
-------------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity           37,748       48,007       52,767       75,763
-------------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                          48,891       56,863       66,255       98,376
-------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                                                   UNITS OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
 Option 2                                     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,
                                                2006         2005         2004         2003        2002
-------------------------------------------------------------------------------------------------------------------
All Asset Allocation                           588,516      639,152      630,072      522,037    225,750
-------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                           --           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                         --           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                    --           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                             --           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                        --           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth               --           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                 59,749       62,761           --           --         --
-------------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income               503,174      530,146      468,935      268,992    114,840
-------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                 39,749       39,883           --           --         --
-------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                        --           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                           1,186,120           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions              158,142      132,522      109,352       39,335         --
-------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                 1,036,914    1,167,441    1,150,083      900,245    527,141
-------------------------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                  178,447           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index               --           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                             --           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income               977,862           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                               568,855           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                               --           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
EQ/Money Market                                584,835      792,861           --           --         --
-------------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                  1,424,361    1,660,838    1,564,074    1,219,870    488,730
-------------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth                    --           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                      520,580      703,323      728,549      622,933    267,405
-------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index                              --           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                       344,841      355,846      344,413      294,667    180,021
-------------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                474,042      372,282      305,097      127,569         --
-------------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities           208,165      182,562      171,242       72,994         --
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. Financial Services Fund            79,115       85,675       86,053       75,930     41,101
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Health Care                146,760      155,532      165,621      140,052     91,838
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Value Equity Portfolio     200,547      242,058      239,554      181,040     67,913
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. Technology Fund                    48,598       46,447       52,034       33,467     24,267
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio             244,138      229,728      203,433      140,717     57,811
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Overseas Portfolio          626,622      639,223      657,169      467,730    231,583
-------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                        167,461      176,163      137,465       79,773     37,190
-------------------------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                 424,180           --           --           --         --
-------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                  525,434      540,197      538,881      430,208    249,366
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA          395,586      377,484      313,678      112,568         --
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)               374,179      409,365      412,145      303,678     99,887
-------------------------------------------------------------------------------------------------------------------
ProFund VP Bear                                  3,098        4,277        4,994        1,052         --
-------------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity             98,446      116,343      135,919       85,507         --
-------------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                            94,866      116,832      118,709       66,123         --
-------------------------------------------------------------------------------------------------------------------



II-6 APPENDIX II: CONDENSED FINANCIAL INFORMATION





------------------------------------------------------------------------------------------------------------
                                                        UNIT VALUE
                                  --------------------------------------------------------------------------
                                         DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 OPTION 3                                  2010       2009       2008       2007
------------------------------------------------------------------------------------------------------------
All Asset Allocation                     $  10.82   $  9.63    $  7.82    $  11.50
------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                    8.12      7.35       5.91        9.95
------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                 10.05      9.59       8.94       10.28
------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation             9.51      8.93       7.99       10.15
------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                      9.18      8.56       7.49       10.15
------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                 8.71      8.00       6.71       10.07
------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap              11.65      8.93       6.72       12.40
 Growth
------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity             10.27      9.37       7.36       11.88
------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income            10.96      9.70       8.90       13.46
------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible              8.78      7.99       6.25       11.68
------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                11.74     10.35       8.04       13.61
------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                          11.97     11.55      11.49       12.88
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions           12.42     11.60      10.18       12.10
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                22.28     17.20      12.45       18.38
------------------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity               24.52     22.48      15.31       36.66
------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond             10.95     10.73         --          --
 Index
------------------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                      8.39      7.61       6.46       11.60
------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income            10.95      9.52       8.23       13.25
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                            12.95     10.51       7.88       15.87
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                       13.39     11.19         --          --
------------------------------------------------------------------------------------------------------------
EQ/Money Market                             10.08     10.31      10.53       10.53
------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                 10.12      9.58       7.56       11.53
------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth            10.79      8.33       5.42       10.50
------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                   11.31     11.48      10.88       11.61
------------------------------------------------------------------------------------------------------------
EQ/Small Company Index                      16.49     13.38      10.84       16.80
------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                    10.57      9.57       7.40       12.63
------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund             15.23     13.84      10.45       15.21
------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities        13.16     11.17       9.74       13.68
------------------------------------------------------------------------------------------------------------
Invesco V.I. Financial Services Fund         5.52      5.12       4.12       10.39
------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Health Care             11.08     10.78       8.64       12.39
------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Value Equity            10.12      9.34       8.24       14.10
 Portfolio
------------------------------------------------------------------------------------------------------------
Invesco V.I. Technology Fund                10.12      8.54       5.55       10.25
------------------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio          15.08     14.50      10.17       18.69
------------------------------------------------------------------------------------------------------------
Janus Aspen Series Overseas Portfolio       27.57     22.57      12.91       27.66
------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                     21.60     19.43      14.93       24.52
------------------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond              11.55     11.06      10.30       13.76
------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth               10.99      8.81       6.71       11.86
------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities               17.01     15.05      11.05       18.97
 Fund/VA
------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)            17.30     15.86      13.90       14.35
------------------------------------------------------------------------------------------------------------
ProFund VP Bear                              4.65      5.80       8.23        6.02
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                             UNIT VALUE
                                         DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 OPTION 3                                  2006       2005       2004       2003       2002
All Asset Allocation                     $  11.26   $  10.46   $  10.19   $  9.60    $  8.13
------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                      --         --         --        --         --
------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                    --         --         --        --         --
------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation               --         --         --        --         --
------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                        --         --         --        --         --
------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                   --         --         --        --         --
------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap                 --         --         --        --         --
 Growth
------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity             12.02      10.18         --        --         --
------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income            13.29      11.73      11.30      9.82       7.93
------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible             10.66      10.37         --        --         --
------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                   --         --         --        --         --
------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                          12.76         --         --        --         --
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions           11.98      10.93      10.71     10.40         --
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                17.21      14.83      14.55     12.32       9.18
------------------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity               26.37         --         --        --         --
------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond                --         --         --        --         --
 Index
------------------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                        --         --         --        --         --
------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income            13.08         --         --        --         --
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                            15.00         --         --        --         --
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                          --         --         --        --         --
------------------------------------------------------------------------------------------------------------
EQ/Money Market                             10.27      10.04         --        --         --
------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                  9.77       9.27       9.00      8.85       7.74
------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth               --         --         --        --         --
------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                   10.67      10.87      11.05     10.79      10.46
------------------------------------------------------------------------------------------------------------
EQ/Small Company Index                         --         --         --        --         --
------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                    12.79      11.47      10.78      9.74       7.82
------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund             15.01      13.00      13.09     11.77         --
------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities        14.39      12.58      12.45     11.49         --
Invesco V.I. Financial Services Fund        13.68      12.02      11.63     10.95       8.65
------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Health Care             11.35      11.04      10.45      9.94       7.96
------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Value Equity            13.54      11.43      11.06      9.98       7.92
 Portfolio
------------------------------------------------------------------------------------------------------------
Invesco V.I. Technology Fund                 9.74       9.03       9.04      8.65       6.59
------------------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio          14.01      13.14      11.95     10.37       8.83
------------------------------------------------------------------------------------------------------------
Janus Aspen Series Overseas Portfolio       22.12      15.44      11.98     10.34       7.86
------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                     19.63      15.31      13.41     10.55       7.94
------------------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond              13.62         --         --        --         --
------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth               11.72      10.88      10.35      9.42       7.84
------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities               18.31      15.87      14.33     12.34         --
 Fund/VA
------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)            13.39      13.10      14.36     13.29      11.89
------------------------------------------------------------------------------------------------------------
ProFund VP Bear                              6.13       6.78       7.04      8.03         --
------------------------------------------------------------------------------------------------------------


                               APPENDIX II: CONDENSED FINANCIAL INFORMATION II-7




------------------------------------------------------------------------------------------------------------
                                                          UNIT VALUE
                                   -------------------------------------------------------------------------
                                           DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 OPTION 3                                    2010       2009       2008       2007
------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity           5.29       6.45       5.00       8.25
------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                         10.02       8.40       5.94      18.67
------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------
                                                           UNIT VALUE
                                   -------------------------------------------------------------------------
                                       DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
 OPTION 3                                2006       2005       2004       2003       2002
------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity       8.91       8.28       9.20       10.57     --
------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                     18.95      15.77      15.73       13.74     --
------------------------------------------------------------------------------------------------------------



II-8 APPENDIX II: CONDENSED FINANCIAL INFORMATION




------------------------------------------------------------------------------------------------------------
                                                          UNITS OUTSTANDING
                                     -----------------------------------------------------------------------
Option 3                                     Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                               2010       2009       2008       2007
------------------------------------------------------------------------------------------------------------
All Asset Allocation                         151,771    174,411    216,521    254,235
------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                     40,573     37,046     17,830     34,138
------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                   77,068     17,467      5,709          -
------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation              38,715     28,089     15,344      8,553
------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                      125,067    143,749     88,659     50,097
------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                 129,275     98,028     91,336    101,843
------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth         81,971     90,660    119,708    118,648
------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity              198,047    208,484    225,245    249,281
------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income             223,501    270,840    285,462    340,231
------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible               11,121     15,293     27,274     30,193
------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                  58,908     68,895     75,551     88,898
------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                           549,335    645,684    554,830    659,415
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions             78,893     87,045    100,229    110,532
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                 340,106    404,191    457,808    555,475
------------------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                 87,875    108,954    119,794    131,877
------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index        376,543    421,835         --         --
------------------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                       70,725     76,434     85,550    104,475
------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income             326,836    374,126    457,511    524,111
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                             339,741    379,519    447,586    513,390
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                        302,196    351,453         --         --
------------------------------------------------------------------------------------------------------------
EQ/Money Market                              557,453    696,885    542,948    644,650
------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                  456,311    547,724    616,988    740,646
------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth             292,866    356,085    387,830    462,277
------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                    150,539    202,811    150,857    119,459
------------------------------------------------------------------------------------------------------------
EQ/Small Company Index                        45,489     69,833     89,275     94,407
------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                     175,553    192,521    178,458    212,333
------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund              380,714    438,894    516,649    639,433
------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities         103,576    109,550    121,162    130,496
------------------------------------------------------------------------------------------------------------
Invesco V.I. Financial Services Fund          75,761     78,034     79,897     83,028
------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Health Care               84,358     92,452    110,759    128,499
------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Value Equity Portfolio    58,465     63,870     95,468    106,061
------------------------------------------------------------------------------------------------------------
Invesco V.I. Technology Fund                  29,419     30,791     42,232     41,117
------------------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio            97,193    124,266    142,574    157,757
------------------------------------------------------------------------------------------------------------
Janus Aspen Series Overseas Portfolio        287,233    345,320    442,783    518,962
------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                       71,204     91,752     99,733    110,435
------------------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond               149,629    162,634    172,340    211,992
------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                194,598    228,267    298,509    365,192
------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA        113,820    131,009    151,724    179,536
------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)             122,178    133,700    161,765    170,551
------------------------------------------------------------------------------------------------------------
ProFund VP Bear                                5,516     10,113     20,500      6,114
------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity           36,458     39,524     40,075     56,817
------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                         125,003    162,969    196,300    132,356
------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------
                                                                  UNITS OUTSTANDING
                                     -----------------------------------------------------------------------
Option 3                                      Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,   Dec. 31,
                                                2006         2005         2004        2003       2002
------------------------------------------------------------------------------------------------------------
All Asset Allocation                           279,059      304,351      329,211    264,065    130,971
------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                           --           --           --         --         --
------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                         --           --           --         --         --
------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                    --           --           --         --         --
------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                             --           --           --         --         --
------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                        --           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth               --           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                 66,466       55,843           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income               393,271      450,085      443,355    210,340     85,624
------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                 25,282       27,434           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                        --           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                             491,298           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions              147,362      152,240      142,384     19,602         --
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                   655,604      745,939      771,937    570,622    312,519
------------------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                  158,960           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index               --           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                             --           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income               547,148           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                               478,745           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                               --           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Money Market                                485,349      525,734           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                  1,028,742    1,254,424    1,231,095    903,450    322,138
------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth                    --           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                      140,823      163,210      172,435    132,055     58,455
------------------------------------------------------------------------------------------------------------
EQ/Small Company Index                              --           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                       272,190      284,955      288,655    205,585    116,862
------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                136,586      130,576      149,633     53,664         --
------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities           150,943      129,608      127,851     25,163         --
------------------------------------------------------------------------------------------------------------
Invesco V.I. Financial Services Fund            85,887       93,977       91,928     58,614     19,438
------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Health Care                141,522      160,443      165,597    117,180     31,890
------------------------------------------------------------------------------------------------------------
Invesco V.I. Global Value Equity Portfolio     142,928      137,508      138,208    107,025     96,503
------------------------------------------------------------------------------------------------------------
Invesco V.I. Technology Fund                    60,685       61,622       68,906     40,774     15,037
------------------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio             141,545      137,929      133,787    103,426     40,704
------------------------------------------------------------------------------------------------------------
Janus Aspen Series Overseas Portfolio          580,743      582,650      605,704    443,160    191,763
------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                        114,401      123,861      108,933     53,404     13,481
------------------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                 247,892           --           --         --         --
------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                  428,335      462,017      484,221    381,741    174,101
------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA          193,323      212,652      206,632     53,888         --
------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)               195,938      229,087      267,365    194,076     50,418
------------------------------------------------------------------------------------------------------------
ProFund VP Bear                                 10,309       12,635       12,064      5,843         --
------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity            106,074      120,988      155,028     47,641         --
------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                           144,606      178,819      221,408    131,565         --
------------------------------------------------------------------------------------------------------------



                               APPENDIX II: CONDENSED FINANCIAL INFORMATION II-9


Statement of additional information


--------------------------------------------------------------------------------
TABLE OF CONTENTS


MAY 1, 2011



                                                                            PAGE

Additional information about the Company                                       2

About our independent registered public accounting firm                        2

Sale of the contracts                                                          2

Federal tax status                                                             2

Financial statements                                                           4


If you would like to receive a copy of the MONY America Variable Account A Statement of Additional Information, please return this request to:

MONY Life Insurance Company of America
Policyholder Services
100 Madison Street
Syracuse, New York 13202
1-800-487-6669


www.axa-equitable.com


Please send me a copy of the MONY America Variable Account A Statement of Additional Information.


--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                                            State           Zip



                                                                           X2868

                                                                          MLA-VA




Individual Flexible Payment Variable
Annuity Contract

Issued by MONY Life Insurance Company of America with variable investment options under MONY America's MONY America Variable Account A


PROSPECTUS DATED MAY 1, 2011


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. Also, you should read the prospectuses for each Trust, which contain important information about their portfolios.


--------------------------------------------------------------------------------


MONY Life Insurance Company of America (the "Company") issues the flexible payment variable annuity contract described in this prospectus. This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.


This Contract is no longer being sold. This prospectus is used with current contract owners only. We will continue to accept Purchase Payments under existing Contracts. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract.

You can tell us what to do with your Purchase Payments. You can also tell us what to do with the fund value your Contract may create for you resulting from those Purchase Payments.

You may allocate some or all of your Purchase Payments into the subaccounts. Each subaccount is a subaccount of Separate Account MONY America Variable Account A. Both the value of your Contract before annuitization and the amount of income afterward will depend on the investment performance of the portfolios you select. You bear the investment risk of investing in the portfolios. The subaccounts invest in shares of the following portfolios of AXA Premier VIP Trust, Dreyfus Stock Index Fund, Inc., EQ Advisors Trust, Fidelity Variable Insurance Products (VIP), Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and ProFunds VP (the "Funds").


--------------------------------------------------------------------------------
SUBACCOUNTS
--------------------------------------------------------------------------------
o All Asset Allocation                   o EQ/Money Market
o AXA Aggressive Allocation(1)           o EQ/Montag & Caldwell Growth
o AXA Conservative Allocation(1)         o EQ/Morgan Stanley Mid Cap Growth
o AXA Conservative-Plus Allocation(1)    o EQ/PIMCO Ultra Short Bond
o AXA Moderate Allocation(1)             o EQ/Quality Bond PLUS
o AXA Moderate-Plus Allocation(1)        o EQ/T. Rowe Price Growth Stock
o Dreyfus Stock Index                    o EQ/UBS Growth and Income
o EQ/BlackRock Basic Value Equity        o Fidelity VIP Contrafund(R)
o EQ/Boston Advisors Equity Income       o Franklin Income Securities
o EQ/Calvert Socially Responsible        o Franklin Rising Dividends Securities
o EQ/Capital Guardian Research           o Janus Aspen Balanced
o EQ/Core Bond Index                     o Janus Aspen Enterprise
o EQ/Equity Growth PLUS                  o Janus Aspen Forty
o EQ/GAMCO Mergers and Acquisitions      o Janus Aspen Worldwide
o EQ/GAMCO Small Company Value           o Multimanager Small Cap Growth
o EQ/Intermediate Government Bond        o Oppenheimer Global Securities
   Index                                  Fund/VA
o EQ Large Cap Value Index(2)            o PIMCO VIT Global Bond (Unhedged)
o EQ/Lord Abbett Growth and Income (3)   o ProFund VP Bear
o EQ/MFS International Growth(4)         o ProFund VP Rising Rates Opportunity
o EQ/Mid Cap Index                       o ProFund VP UltraBull
o EQ/Mid Cap Value PLUS
--------------------------------------------------------------------------------




NOT ALL OF THESE PORTFOLIOS MAY BE AVAILABLE IN ALL STATES OR ALL MARKETS.
(1)  The "AXA Allocation" portfolios.
(2)  This variable investment option will become available on or about
     May 20, 2011. Please see "The Funds" later in this Prospectus for more information about this variable investment option.
(3) Please see "The Funds" later in this Prospectus regarding the proposed merger of this variable investment option on or about May 20, 2011.
(4) This is the variable investment option's new name, effective on or about May 20, 2011, subject to regulatory approval. Please see "The Funds" later in this prospectus for the variable investment option's former name.



THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                          e13455
                                                                          MLA-CM



You may also allocate some or all of your Purchase Payments and fund value into our Guaranteed Interest Account with Market Value Adjustment, which is discussed later in this Prospectus.

Among the many terms of the Guaranteed Interest Account with Market Value Adjustment are:

o Guaranteed interest to be credited for specific periods (referred to as "Accumulation Periods").

o Three (3), five (5), seven (7), and ten (10) year Accumulation Periods are available. The one (1) year Accumulation Period is limited to the following states: Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas, and Washington.

o Interest will be credited for the entire Accumulation Period on a daily basis. Different rates apply to each Accumulation Period and are determined by the Company from time to time at its sole discretion.

o A market value adjustment may be charged if part or all of the Guaranteed Interest Account with Market Value Adjustment is surrendered or transferred before the end of the Accumulation Period.

o Contract owners should carefully consider the information contained in this prospectus before allocating Purchase Payments or Fund Values to the Guaranteed Interest Account with Market Value Adjustment offered herein.
--------------------------------------------------------------------------------
These are only some of the terms of the Guaranteed Interest Account with Market Value Adjustment. Please read this prospectus carefully for more complete details of the contract.
--------------------------------------------------------------------------------

A Statement of Additional Information dated May 1, 2011 containing additional information about the contract is incorporated herein by reference. It has been filed with the Securities and Exchange Commission and is available from the Company without charge upon written request. You may request one by writing to our processing office located at MONY Life Insurance Company of America, Policyholder Services,100 Madison Street, Syracuse, New York 13202, or by telephoning 1-800-487-6669 or by accessing the SEC's website at www.sec.gov. The table of contents of the Statement of Additional Information can be found in the back of this prospectus.




Contents of this Prospectus


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. SUMMARY OF THE CONTRACT                                                    4
--------------------------------------------------------------------------------
Definitions                                                                   4
Purpose of the Contract                                                       4
Purchase Payments and fund value                                              4
Minimum Purchase Payments                                                     4
MONY America Variable Account A                                               4
Guaranteed Interest Account with Market Value Adjustment                      4
The Accumulation Periods                                                      5
Crediting of interest                                                         5
The Market Value Adjustment                                                   5
Transfer of fund value                                                        5
Contract loans                                                                5
Surrender                                                                     6
Charges and deductions                                                        6
Right to return contract provision                                            6
Death benefit                                                                 6
Fee tables                                                                    7
Example                                                                       7
Other contracts                                                               8
Condensed financial information                                               8


--------------------------------------------------------------------------------
2. WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?                             9
--------------------------------------------------------------------------------
MONY Life Insurance Company of America                                        9
How to reach us                                                               9
MONY America Variable Account A                                              10


--------------------------------------------------------------------------------
3. THE FUNDS                                                                 11
--------------------------------------------------------------------------------
Purchase of portfolio shares by MONY America Variable Account A              14


--------------------------------------------------------------------------------
4. DETAILED INFORMATION ABOUT THE CONTRACT                                   16
--------------------------------------------------------------------------------
Payment and allocation of Purchase Payments                                  16
Telephone/fax/web transactions                                               19
Disruptive transfer activity                                                 20
Termination of the Contract                                                  21


                                                  CONTENTS OF THIS PROSPECTUS  2




--------------------------------------------------------------------------------
5. DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT
   WITH MARKET VALUE ADJUSTMENT                                              22
--------------------------------------------------------------------------------
General                                                                      22
Guaranteed Interest Account with Market Value Adjustment                     22
Allocations to the Guaranteed Interest Account with Market Value Adjustment  22
Specified interest rates and the accumulation periods                        22
Surrenders, transfers or loans                                               24
The Market Value Adjustment                                                  24
Investments                                                                  25


--------------------------------------------------------------------------------
6. SURRENDERS                                                               26
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
7. LOANS                                                                    27
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8. DEATH BENEFIT                                                             28
--------------------------------------------------------------------------------
Death benefit provided by the Contract                                       28
Enhanced death benefit options                                               28
Election and effective date of election                                      28
Payment of death benefit                                                     29


--------------------------------------------------------------------------------
9. CHARGES AND DEDUCTIONS                                                    30
--------------------------------------------------------------------------------
Deductions from Purchase Payments                                            30
Charges against Fund Value                                                   30
Deductions from Fund Value                                                   30


--------------------------------------------------------------------------------
10. ANNUITY PROVISIONS                                                       33
--------------------------------------------------------------------------------
Annuity payments                                                             33
Election and change of settlement option                                     33
Settlement options                                                           33
Frequency of annuity payments                                                34
Additional provisions                                                        34
Guaranteed Interest Account at annuitization                                 34


--------------------------------------------------------------------------------
11. OTHER PROVISIONS                                                         35
--------------------------------------------------------------------------------
Ownership                                                                    35
Provision required by Section 72(s) of the Code                              35
Provision required by Section 401(a)(9) of the Code                          35
Secondary annuitant                                                          36
Assignment                                                                   36
Change of beneficiary                                                        36
Substitution of securities                                                   36
Changes to Contracts                                                         36
Change in operation of MONY America Variable Account A                       36


--------------------------------------------------------------------------------
12. VOTING RIGHTS                                                            37
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
13. DISTRIBUTION OF THE CONTRACTS                                            38
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14. FEDERAL TAX STATUS                                                       40
--------------------------------------------------------------------------------
Introduction                                                                 40

Taxation of annuities in general                                             40

Retirement plans                                                             41
Tax treatment of the Company                                                 41


--------------------------------------------------------------------------------
15. ADDITIONAL INFORMATION AND INCORPORATION OF CERTAIN INFORMATION BY
    REFERENCE                                                                42
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16. LEGAL PROCEEDINGS                                                        43
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
17. FINANCIAL STATEMENTS                                                     44
--------------------------------------------------------------------------------

About the general account                                                    44



--------------------------------------------------------------------------------
APPENDIX
--------------------------------------------------------------------------------
    I --   Condensed financial information                                  I-1


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------



3  CONTENTS OF THIS PROSPECTUS




1. SUMMARY OF THE CONTRACT



--------------------------------------------------------------------------------

This summary provides you with a brief overview of the more important aspects of your Contract, including the Guaranteed Interest Account with Market Value Adjustment. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this summary and in your Contract. This summary and the entire prospectus will describe the part of the contract involving MONY America Variable Account A. The prospectus also briefly will describe the Guaranteed Interest Account with Market Value Adjustment and the portfolios offered by AXA Premier VIP Trust, Dreyfus Stock Index Fund, Inc., EQ Advisors Trust, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and ProFunds VP. See applicable Fund prospectuses for more detailed information about the portfolios offered by the Funds.


DEFINITIONS
--------------------------------------------------------------------------------
Specialized terms will be defined on the page where they first appear enclosed in a box.
--------------------------------------------------------------------------------

PURPOSE OF THE CONTRACT

The Contract is an Individual Flexible Payment Variable Annuity Contract (the "Contract" or "Contracts"). As of January 31, 2005, we no longer offer this Contract. We will continue to accept Purchase Payments under existing Contracts.

The Contract is designed to allow an owner to make Purchase Payments to the Company under the Contract. Those Purchase Payments are allocated at the owner's choice among the subaccounts of MONY America Variable Account A and the Guaranteed Interest Account with Market Value Adjustment. Those Purchase Payments can accumulate for a period of time and create fund value for the owner. The owner can choose the length of time that such Purchase Payments may accumulate. The owner may choose at some point in the future to receive annuity benefits based upon that accumulated fund value.

An owner may use the Contract's design to accumulate fund value for various purposes including retirement or to supplement other retirement programs. Some of these retirement programs (the "Qualified Plans") may qualify for federal income tax advantages available under certain Sections of the Internal Revenue Code (the "Code"), Sections 401, 403 (other than Section 403(b)), 408, 408A and 457, for example.

--------------------------------------------------------------------------------
QUALIFIED PLANS -- Retirement plans that may receive favorable tax treatment under certain Sections of the Internal Revenue Code.
QUALIFIED CONTRACTS -- Contracts issued under Qualified Plans.
NON-QUALIFIED CONTRACTS -- Contracts not issued under Qualified Plans.
--------------------------------------------------------------------------------

The Contract is also designed to allow the owner to request payments of part or all of the accumulated fund value before the owner begins to receive annuity benefits. This payment may result in the imposition of a surrender charge and a market value adjustment. The market value adjustment will not apply to Contracts issued in certain states. It may also be subject to income and other taxes.

PURCHASE PAYMENTS AND FUND VALUE

You may allocate your Purchase Payments to one or more of the subaccounts of MONY America Variable Account A that are available under the Contract and/or to the Guaranteed Interest Account with Market Value Adjustment. The Purchase Payments you allocate among the various subaccounts of MONY America Variable Account A may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. There is no guarantee that the value of the Purchase Payments you allocate to any of the subaccounts of MONY America Variable Account A will increase or that the Purchase Payments you make will not lose value.

MINIMUM PURCHASE PAYMENTS

The minimum Purchase Payment for individuals varies depending upon the purchaser of the Contract and the method of paying the Purchase Payments. See "Payment and allocation of Purchase Payments."

Additional Purchase Payments may be made at any time. However, for certain automatic payment plans, the smallest additional payment is $50. (See "Issuance of the Contract.") The Company may change this requirement in the future.

MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A is a separate investment account of MONY Life Insurance Company of America (the "Company"). MONY America Variable Account A's assets are owned by the Company, but are not chargeable with liabilities arising from any other business the Company conducts.

The subaccounts of MONY America Variable Account A invest in shares of the Funds at their net asset value. (See "The Funds.") Owners bear the entire investment risk for all amounts allocated to MONY America Variable Account A subaccounts.

--------------------------------------------------------------------------------
FUND -- Any open-end management investment company or unit investment trust in which a subaccount invests.
OWNER -- The person so designated in the application to whom all rights, benefits, options and privileges apply while the Annuitant is living. If a Contract has been absolutely assigned, the assignee becomes the Owner.
PURCHASE PAYMENT -- An amount paid to the Company by the Owner or on the
Owner's behalf as consideration for the benefits provided by the Contract.
NET PURCHASE PAYMENT -- Purchase Payment less any applicable tax charges.
--------------------------------------------------------------------------------

GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

The Guaranteed Interest Account with Market Value Adjustment is part of the Company's General Account. It consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company. Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment will be credited with interest at rates guaranteed by the Company for specified periods. (See "Description of the Guaranteed Interest Account with Market Value Adjustment.")


                                                      SUMMARY OF THE CONTRACT  4




The Guaranteed Interest Account with Market Value Adjustment is designed to provide you with an opportunity to receive a guaranteed fixed rate of interest. You can choose the period of time over which the guaranteed fixed rate of interest will be paid. That period of time is known as the Accumulation Period.


The Guaranteed Interest Account with Market Value Adjustment is also designed to provide you with the opportunity to transfer part or all of the Guaranteed Interest Account with Market Value Adjustment to the Subaccounts available to you under the Contract. It is also designed to provide you with the opportunity to surrender part or all of the Guaranteed Interest Account with Market Value Adjustment before the end of the Accumulation Period. If you ask us to transfer or surrender part or all of the Guaranteed Interest Account, we may apply a market value adjustment ("MVA"). This adjustment may be positive, negative, or zero.

THE ACCUMULATION PERIODS

There are 4 different Accumulation Periods currently available: a 3-year Accumulation Period, a 5-year Accumulation Period, a 7-year Accumulation Period, and a 10-year Accumulation Period. Certain states limit contracts to a 1-year Accumulation Period. You may allocate initial or additional Purchase Payments made under the Contract to one or more Accumulation Periods. You may also ask us to transfer Fund Values from the Subaccounts available under the Contract to one or more of the Accumulation Periods. There is no minimum amount required for allocation or transfer to an Accumulation Period. (See "Allocations to the Guaranteed Interest Account with Market Value Adjustment.")

Each Accumulation Period starts on the Business Day that falls on, or next follows, the date on which allocations are made and Purchase Payments are received or Fund Values are transferred. Each Accumulation Period ends on the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period (the "Maturity Date"). This means that the Accumulation Period for a 3, 5, 7 or 10 year Accumulation Period may be up to 31 days shorter than 3, 5, 7 or 10 years, respectively. (See "Specified interest rates and the accumulation periods.")

CREDITING OF INTEREST

The Company will credit amounts allocated to an Accumulation Period with interest at an annual rate not less than 3.50%. This interest rate is referred to as the Specified Interest Rate. It will be credited for the duration of the Accumulation Period. Specified Interest Rates for each Accumulation Period are declared periodically at the sole discretion of the Company. (See "Specified interest rates and the accumulation periods.")

At least 15 days and at most 45 days prior to the Maturity Date of an Accumulation Period, Owners having Fund Values allocated to such Accumulation Periods will be notified of the impending Maturity Date. Owners will then have the option of directing the surrender or transfer (including transfers for the purpose of obtaining a Loan) of the Fund Value within 30 days before the end of the Accumulation Period without application of any MVA.

The Specified Interest Rate will be credited to amounts allocated to an Accumulation Period, so long as such allocations are neither surrendered nor transferred prior to the Maturity Date for the Allocation Period. The Specified Interest Rate is credited daily, providing an annual effective yield. (See "Specified interest rates and the accumulation periods.")

THE MARKET VALUE ADJUSTMENT

Amounts that are surrendered or transferred (including transfers for the purpose of obtaining a Loan) from an Accumulation Period more than 30 days before the Maturity Date will be subject to an MVA. An MVA will not apply upon payment of a death benefit upon the death of the annuitant. The MVA is determined through the use of a factor, which is known as the MVA Factor. This factor is discussed in detail in the section entitled "The Market Value Adjustment." The MVA could cause an increase or decrease or no change at all in the amount of the distribution from an Accumulation Period.

A market value adjustment will be imposed on transfers or surrenders (partial or full) from the Guaranteed Interest Account with Market Value Adjustment in most states. A MARKET VALUE ADJUSTMENT WILL NOT BE IMPOSED ON CONTRACTS ISSUED IN THE STATES OF MARYLAND, THE COMMONWEALTH OF MASSACHUSETTS, NEW JERSEY, OKLAHOMA, OREGON, THE COMMONWEALTH OF PENNSYLVANIA, SOUTH CAROLINA, TEXAS AND WASHINGTON; HOWEVER, RESTRICTIONS ON TRANSFERS APPLY IN THESE STATES. The adjustment can be either a positive or negative adjustment. No adjustment is made for the amount withdrawn or transferred within 30 days before the end of the accumulation period.

--------------------------------------------------------------------------------
FUND VALUE -- The aggregate dollar value as of any Business Day of all amounts accumulated under each of the subaccounts, the Guaranteed Interest Account with Market Value Adjustment, and the Loan Account of the Contract. If the term Fund Value is preceded or followed by the terms subaccount(s), the Guaranteed Interest Account with Market Value Adjustment, and the Loan Account, or any one or more of those terms, Fund Value means only the Fund Value of the subaccount, the Guaranteed Interest Account with Market Value Adjustment or the Loan Account, as the context requires.
BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions.
MONTHLY CONTRACT ANNIVERSARY -- The date of each month corresponding to the Effective Date of the Contract. For example, for a Contract with a June 15 Effective Date, the Monthly Contract Anniversary is the 15th of each month. If a Contract's Effective Date falls on the 29th, 30th or 31st day of a month, the Monthly Contract Anniversary will be the earlier of that day or the last day of the particular month in question.
--------------------------------------------------------------------------------

TRANSFER OF FUND VALUE

You may transfer Fund Value among the subaccounts and to or from the Guaranteed Interest Account with Market Value Adjustment. Transfers from the Guaranteed Interest Account with Market Value Adjustment may be subject to a Market Value Adjustment for contracts issued in certain states. Transfers may be made by telephone, facsimile or via the web if the proper form has been completed, signed, and received by the Company at its Operations Center. See the cover page for how to contact the Operations Center. (See "Transfers.")

CONTRACT LOANS

Under certain qualified contracts, you may borrow up to 50% of your Contract's Fund Value from the Company. Your Contract will be the only security required for the loan. Contracts issued to 401(k) plans are generally the only Contracts which permit loans. An amount equal to


5  SUMMARY OF THE CONTRACT




the amount of the loan is transferred to the loan account as security for the loan. The loan account is part of the Company's General Account.

We will charge you interest on the amount borrowed. If you do not pay the interest when due, the amount due will be borrowed from the Contract's Fund Value.

SURRENDER

You may surrender all or part of the Contract at any time and receive its cash value while the Annuitant is alive prior to the annuity starting date. We may impose a surrender charge and market value adjustment (if applicable). The amounts you receive upon surrender may be subject to income taxes and a 10% penalty tax if you are younger than 59-1/2 at the time of surrender. (See "Federal tax status.")

CHARGES AND DEDUCTIONS

The Contract provides for the deduction of various charges and expenses from the Fund Value of the Contract.

RIGHT TO RETURN CONTRACT PROVISION

This information is no longer applicable, as these contracts are no longer available to new purchasers.

You have the right to examine the Contract when you receive it. You may return the Contract for any reason during the "right to return contract period" (usually within ten days from the day you receive it. You will receive a refund of the Purchase Payments received by the Company, less any partial surrender you made. During the right to return contract period, Purchase Payments will be retained in the Company's General Account and will earn interest at a rate not less than 3.50% per year. If you have not returned the Contract at the end of the right to return contract period, we transfer the Net Purchase Payments with interest to the subaccounts and/or the Guaranteed Interest Account.

DEATH BENEFIT

If the Annuitant (and the Secondary Annuitant, if any) dies before the annuity starting date a death benefit will be payable to the Beneficiary. Under certain circumstances, an enhanced death benefit may be payable. If the Annuitant dies after annuity payments start, no death benefit is payable except as may be payable under the settlement option selected. (See "Death benefit" and "Enhanced death benefit.")

--------------------------------------------------------------------------------
ANNUITANT -- The person upon whose continuation of life any annuity payment depends.
SECONDARY ANNUITANT -- The party designated by the Owner to become the Annuitant, subject to certain conditions, on the death of the Annuitant. BENEFICIARY -- The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Secondary Annuitant.
ANNUITY STARTING DATE -- Attainment of age 95, or at the discretion of the
Owner of the Contract, a date that is at least ten years from the Effective
Date of the Contract.
--------------------------------------------------------------------------------


                                                      SUMMARY OF THE CONTRACT  6




FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, transfer Fund Value between investment options, or for Contracts funding 401(k) plans only, take a loan. A charge for taxes may also be deducted.

----------------------------------------------------------------------------------------------------------
OWNER TRANSACTION EXPENSES:
----------------------------------------------------------------------------------------------------------
Maximum deferred sales load (surrender charge) (as a percentage of                          7.00%(1)
Purchase Payments surrendered)
----------------------------------------------------------------------------------------------------------
Loan interest spread (effective annual rate)                                                2.50%(2)
----------------------------------------------------------------------------------------------------------
Maximum transfer charge                                                                     $  25(3)
----------------------------------------------------------------------------------------------------------
The next table describes the fees and expense that you will pay periodically during the time that you own the Contract, not including Fund portfolio company fees and expenses.
----------------------------------------------------------------------------------------------------------
Maximum annual contract charge                                                              $  50(4)
----------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ANNUAL FUND VALUE IN MONY AMERICA VARIABLE
ACCOUNT A):
----------------------------------------------------------------------------------------------------------
Maximum mortality and expense risk fees                                                     1.35%(5)
----------------------------------------------------------------------------------------------------------
Total separate account annual expenses                                                      1.35%(5)
----------------------------------------------------------------------------------------------------------

(1) The surrender charge percentage, which reduces to zero, is determined under a surrender charge schedule. (See "Deductions from fund value -- Amount of surrender charge.") The surrender charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of surrender charge. (See "Charges against fund value -- Free partial surrender amount.")
(2) The loan interest spread is the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts held in the loan account to secure loans.
(3) The transfer charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer, which will not exceed $25 (except for Contracts issued in the states of South Carolina and Texas where it will not exceed $10). (See "Charges against fund value -- Transfer charge.")
(4) The annual contract charge is currently $0. However, the Company may in the future change the amount of the charge to an amount not exceeding $50 per contract year (except for contracts issued in the states of Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Commonwealth of Pennsylvania, South Carolina, Texas and Washington where the charge may not exceed $30). (See "Charges against fund value -- Annual contract charge.")
(5) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 1.35% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.35%) from the value of the net assets of MONY America Variable Account A.


The next item shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2010. You may pay portfolio company operating expenses periodically during the time that you own the Contract. Certain variable investment options invest in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). More detail concerning each Fund portfolio company's fees and expenses is contained in the prospectus for each portfolio.




------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND PORTFOLIO OPERATING EXPENSES                                          LOWEST     HIGHEST
------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2010 (expenses that are deducted           0.27%      1.78%
from  portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)(1)
------------------------------------------------------------------------------------------------------------



(1) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2010 and for the underlying portfolios. In addition, the "Minimum" represents the total annual operating expenses of the Dreyfus Stock Index Fund - Initial Shares. The "Maximum" represents the total annual operating expenses of the ProFund VP UltraBull Portfolio.


EXAMPLE


This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, contract fees, separate account annual expenses, and Fund fees and expenses for the year ended December 31, 2010.


The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year. The example assumes the maximum contract charges and annual expenses of any of the Fund portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. a. If you surrender your Contract at the end of the applicable time period (assuming maximum fees and expenses of any of the Fund portfolios):

       -----------------------------------------------------------
        1 YEAR          3 YEARS         5 YEARS         10 YEARS
       -----------------------------------------------------------
       $  1,004         $1,675           $2,361          $3,889
       -----------------------------------------------------------

  b. If you surrender your Contract at the end of the applicable time period (assuming minimum fees and expenses of any of the Fund portfolios):


       -----------------------------------------------------------
        1 YEAR          3 YEARS         5 YEARS         10 YEARS
       -----------------------------------------------------------
       $  863           $1,254           $1,659          $2,452
       -----------------------------------------------------------


7 SUMMARY OF THE CONTRACT




2. a. If you do not surrender your Contract (assuming maximum fees and expenses of any of the Fund portfolios):

       -----------------------------------------------------------
        1 YEAR          3 YEARS         5 YEARS         10 YEARS
       -----------------------------------------------------------
       $  365           $1,112           $1,878          $3,889
       -----------------------------------------------------------

   b. If you do not surrender your Contract (assuming minimum fees and expenses of any of the Fund portfolios):


       -----------------------------------------------------------
        1 YEAR          3 YEARS         5 YEARS         10 YEARS
       -----------------------------------------------------------
       $  215             $664           $1,139          $2,452
       -----------------------------------------------------------


3. a. If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assuming maximum fees and expenses of any of the Fund portfolios):

       -----------------------------------------------------------
        1 YEAR          3 YEARS         5 YEARS         10 YEARS
       -----------------------------------------------------------
       $  1,004         $1,112           $1,878          $3,889
       -----------------------------------------------------------

  b. If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assuming minimum fees and expenses of any of the Fund portfolios):


       -----------------------------------------------------------
        1 YEAR          3 YEARS         5 YEARS         10 YEARS
       -----------------------------------------------------------
       $  863            $664            $1,139          $2,452
       -----------------------------------------------------------


4. a. If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2 or 4 (annuity income without life contingencies) (assuming maximum fees and expenses of any of the Fund portfolios):

       -----------------------------------------------------------
        1 YEAR          3 YEARS         5 YEARS         10 YEARS
       -----------------------------------------------------------
       $  1,004         $1,675           $2,361          $3,889
       -----------------------------------------------------------

  b. If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2 or 4 (annuity income without life contingencies) (assuming minimum fees and expenses of any of the Fund portfolios):


       -----------------------------------------------------------
        1 YEAR          3 YEARS         5 YEARS         10 YEARS
       -----------------------------------------------------------
       $  863           $1,254           $1,659          $2,452
       -----------------------------------------------------------


For the purposes of the Fee Tables and the Example, we assume that the Contract is owned during the accumulation period. (See "Charges and Deductions.") On and after the annuity starting date, different fees and charges will apply.

OTHER CONTRACTS


We offer a variety of fixed and variable annuity Contracts. They may offer features, including investment options, fees and/or charges that are different from those in the Contracts offered by this Prospectus. Not every Contract is offered through the same distributor. Upon request, your registered representative can show you information regarding other annuity Contracts that he or she distributes. You can also contact us to find out more about any of MONY Life Insurance Company of America annuity Contracts.


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for the unit values and the number of units outstanding as of the end of the period shown for each of the variable investment options available as of December 31, 2010.



                                                       SUMMARY OF THE CONTRACT 8




2. WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?



--------------------------------------------------------------------------------

MONY LIFE INSURANCE COMPANY OF AMERICA

We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, and under its other arrangements with the Company and parent, AXA exercises significant influence over the operations and capital structure of the Company and its parent. AXA holds its interest in the Company through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings Inc. AXA Equitable Financial Services, LLC, and MONY Life Insurance Company, a life insurance company. The Company is obligated to pay all amounts that are promised to be paid under the contracts. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $575.3 billion in assets as of December 31, 2010. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, the U.S. Virgin Islands and Puerto Rico. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your Contract or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone/ Fax/Web Transactions" for effective dates for processing telephone, Internet, and facsimile requests, later in this prospectus. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:



--------------------------------------------------------------------------------
FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------



FOR SUBSEQUENT CONTRIBUTIONS SENT BY REGULAR MAIL:

     MONY Life Insurance Company of America
     P.O. Box 5064
     New York, NY 10087-5064

FOR SUBSEQUENT CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

     JPMorgan Chase - Lockbox Processing
     Lockbox - MONY Life Insurance Company of America - LBX 5064
     4 Chase Metrotech Center
     7th Floor East
     Brooklyn, NY 11245



--------------------------------------------------------------------------------
FOR CORRESPONDENCE WITHOUT CHECKS:
--------------------------------------------------------------------------------



FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY MAIL:


     MONY Life Insurance Company of America
     Policyholder Services
     100 Madison Street
     Syracuse, New York 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 100 Madison Street, Syracuse, New York 13202.

--------------------------------------------------------------------------------
BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------

Customer service representatives are available weekdays from 9:00 a.m. to 5:00 p.m., Eastern Time at 1-800-487-6669.

--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------

Clients may access Online Account Access by visiting our Website at www.axa-equitable.com. Our Website provides access to account information and customer service. After enrolling and setting up a password, you can view account details, perform certain transactions, print customer service forms and find answers to Frequently Asked Questions (FAQs).

You can also change your allocation percentages, transfer among investment options, make a payment, and/or change your address (1) by toll-free phone, (2) over the Internet, through Online Account Access, or (3) by writing our Operations Center. For more information about the transaction requests you can make by phone, fax or internet, see "Telephone/fax/web transactions" later in this prospectus.


9  WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?




MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A is a separate investment account of the Company. Presently, only Purchase Payments for individual flexible payment variable annuity contracts are permitted to be allocated to MONY America Variable Account A. The assets in MONY America Variable Account A are kept separate from the General Account assets and other separate accounts of the Company.

The Company owns the assets in MONY America Variable Account A. The Company is required to keep assets in MONY America Variable Account A that equal the total market value of the contract liabilities funded by MONY America Variable Account A. Realized or unrealized income gains or losses of MONY America Variable Account A are credited or charged against MONY America Variable Account A assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the contracts are assets of MONY America Variable Account A. MONY America Variable Account A assets are not chargeable with liabilities of the Company's other businesses. The assets of MONY America Variable Account A are, however, available to cover the liabilities of the Company's General Account to the extent that the assets of MONY America Variable Account A exceed the liabilities of the Contracts supported by it. The amount of some of our obligations under the Contracts is based on the assets in MONY America Variable Account A. However, the obligations themselves are obligations of the Company.

MONY America Variable Account A was authorized by the Board of Directors of the Company and established under Arizona law on March 27, 1987. MONY America Variable Account A is registered under the Investment Company Act of 1940 (the "1940 Act") and is registered and classified under that act as a "unit investment trust". The SEC, however, does not manage or supervise the Company or MONY America Variable Account A. Although MONY America Variable Account A is registered, the Securities and Exchange Commission (the "SEC") does not monitor the activity of MONY America Variable Account A on a daily basis. The Company is not required to register, and is not registered, as an investment company under the "1940 Act". A unit investment trust is a type of investment company. For state law purposes, MONY America Variable Account A is treated as a part or division of the Company.

MONY America Variable Account A is divided into subdivisions called subaccounts. Each subaccount invests only in shares of a designated portfolio of the Funds. For example, the EQ/Core Bond Index Subaccount invests solely in shares of the EQ/Core Bond Index Portfolio of the EQ Advisors Trust. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, we reserve the right, in compliance with the laws that apply, to establish additional subaccounts; eliminate subaccounts; combine any two or more subaccounts; transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any subaccount to another subaccount; restrict or eliminate any voting rights as to the MONY America Variable Account A; and cause one or more subaccounts to invest some or all of their assets in one or more other trusts or investment companies of MONY America Variable Account A if marketing needs, tax conditions, or investment conditions warrant. Future subaccounts may invest in other portfolios of the Funds or in other securities, as permitted by applicable law. Any new subaccounts may be made available to existing contracts on a basis to be determined by us. If any of these changes are made, we may, by appropriate endorsement, change the Contract to reflect the change.


                              WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?  10




3. THE FUNDS



--------------------------------------------------------------------------------

Each available subaccount of MONY America Variable Account A will invest only in the shares of the Funds. We offer both affiliated and unaffiliated Funds, which in turn offer one or more portfolios. There is a separate subaccount, which corresponds to each portfolio of a fund offered under the Contract. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each portfolio, if any. The chart below also shows the currently available portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") receive 12b-1 fees from affiliated portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the portfolios' average daily net assets. The affiliated portfolios' sub-advisers and/or their affiliates also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the sub-advisers' respective portfolios. It may be more profitable for us to offer affiliated portfolios than to offer unaffiliated portfolios.

The Funds are registered with the SEC under the 1940 Act. The Funds, or any of them, may withdraw from sale any or all the respective portfolios as allowed by applicable law. Not all Funds may be available in all states or in all markets.


AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the portfolios. (See the portfolios' prospectuses for more information.) These fees and payments will reduce the underlying portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying portfolios. These fees and payment arrangements may create an incentive for us to select portfolios (and classes of shares of portfolios) that pay us higher amounts.

You should note that some portfolios have objectives and strategies that are substantially similar to those of certain funds that are purchased directly rather than under a variable insurance product such as the Contract. These portfolios may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include fees; the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.

The AXA Allocation Portfolios offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable Life Insurance Company ("AXA Equitable"), the investment manager of the AXA Premier VIP Trust and EQ Advisors Trust. AXA Advisors, LLC, an affiliated broker-dealer of the Company, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this Contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your Contract. Please see "Payment and allocation of Purchase Payments" in "Detailed information about the Contract" for more information about your role in managing your allocations.




-----------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST                                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                  SHARE CLASS   OBJECTIVE                                     AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION(1)     Class B      Seeks long-term capital appreciation.         o   AXA Equitable Funds Management
                                                                                                Group, LLC
-----------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION(1)   Class B      Seeks a high level of current income.         o   AXA Equitable Funds Management
                                                                                                Group, LLC
-----------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS            Class B      Seeks current income and growth of capital,   o   AXA Equitable Funds Management
 ALLOCATION(1)                                with a greater emphasis on current income.        Group, LLC
-----------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION(1)       Class B      Seeks long-term capital appreciation and      o   AXA Equitable Funds Management
                                              current income.                                   Group, LLC
-----------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS                Class B      Seeks long-term capital appreciation and      o   AXA Equitable Funds Management
 ALLOCATION(1)                                current income, with a greater emphasis on        Group, LLC
                                              capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------


11 THE FUNDS






-----------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST                                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                  SHARE CLASS   OBJECTIVE                                     AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP           Class B      Seeks long-term growth of capital.            o   AXA Equitable Funds Management
 GROWTH                                                                                         Group, LLC
                                                                                            o   BlackRock Investment Management, LLC
                                                                                            o   Morgan Stanley Investment
                                                                                                Management Inc.
                                                                                            o   NorthPointe Capital, LLC
                                                                                            o   Wells Capital Management Inc.
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                  SHARE CLASS   OBJECTIVE                                     AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION            Class IB      Seeks long-term capital appreciation and      o   AXA Equitable Funds Management
                                              current income.                                   Group, LLC
-----------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE        Class IB      Seeks to achieve capital appreciation and     o   BlackRock Investment Management, LLC
 EQUITY                                       secondarily, income.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY       Class IB      Seeks a combination of growth and income      o   Boston Advisors, LLC
 INCOME                                       to achieve an above-average and consistent
                                              total return.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY             Class IA      Seeks to achieve long-term capital apprecia-  o   Bridgeway Capital Management, Inc.
 RESPONSIBLE                                  tion.                                         o   Calvert Investment Management
                                                                                                Company, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH    Class IA      Seeks to achieve long-term growth of capital. o   Capital Guardian Trust Company
-----------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX              Class IA      Seeks to achieve a total return before        o   SSgA Funds Management, Inc.
                                              expenses that approximates the total return
                                              performance of the Barclays Capital Interme-
                                              diate U.S. Government/Credit Index,
                                              including reinvestment of dividends, at a
                                              risk level consistent with that of the
                                              Barclays Capital Intermediate U.S.
                                              Government/Credit Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS           Class IB      Seeks to achieve long-term growth of capital. o   AXA Equitable Funds Management
                                                                                                Group, LLC
                                                                                            o   BlackRock Capital Management, Inc.
                                                                                            o   BlackRock Investment Management, LLC
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND            Class IB      Seeks to achieve capital appreciation.        o   GAMCO Asset Management, Inc.
 ACQUISITIONS
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY          Class IB      Seeks to maximize capital appreciation.       o   GAMCO Asset Management, Inc.
 VALUE
-----------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT      Class IA      Seeks to achieve a total return before        o   SSgA Funds Management, Inc.
 BOND INDEX                                   expenses that approximates the total return
                                              performance of the Barclays Capital Interme-
                                              diate U.S. Government Bond Index, including
                                              reinvestment of dividends, at a risk level
                                              consistent with that of the Barclays Capital
                                              Intermediate U.S. Government Bond Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX(2)     Class IA      Seeks to achieve a total return before        o   SSgA Funds Management, Inc.
                                              expenses that approximates the total return
                                              performance of the Russell 1000 Value
                                              Index, including reinvestment of dividends,
                                              at a risk level consistent with that of the
                                              Russell 1000 Value Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND       Class IA      Seeks to achieve capital appreciation and     o   Lord, Abbett & Co. LLC
 INCOME(3)                                    growth of income without excessive fluctua-
                                              tion in market value.
-----------------------------------------------------------------------------------------------------------------------------------


                                                                   THE FUNDS 12







-----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                  SHARE CLASS   OBJECTIVE                                     AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL GROWTH(4)  Class IB      Seeks to achieve capital appreciation.        o   MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX                Class IA      Seeks to achieve a total return before        o   SSgA Funds Management, Inc.
                                              expenses that approximates the total
                                              return performance of the S&P Mid Cap
                                              400 Index, including reinvestment of
                                              dividends, at a risk level consistent
                                              with that of the S&P Mid Cap 400 Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS           Class IA      Seeks to achieve long-term capital            o   AXA Equitable Funds Management
                                              appreciation.                                     Group, LLC
                                                                                            o   BlackRock Investment Management, LLC
                                                                                            o   Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                 Class IA      Seeks to obtain a high level of current       o   The Dreyfus Corporation
                                              income, preserve its assets and maintain
                                              liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL            Class IA      Seeks to achieve capital appreciation.        o   Montag & Caldwell, LLC
 GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP       Class IA      Seeks to achieve capital growth.              o   Morgan Stanley Investment Manage-
 GROWTH                                                                                         ment Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND       Class IA      Seeks to generate a return in excess of       o   Pacific Investment Management
                                              traditional money market products while           Company, LLC
                                              maintaining an emphasis on preservation of
                                              capital and liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS            Class IA      Seeks to achieve high current income          o   AllianceBernstein L.P.
                                              consistent with moderate risk to capital.     o   AXA Equitable Funds Management
                                                                                                Group, LLC
-----------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK   Class IA      Seeks to achieve long-term capital            o   T. Rowe Price Associates, Inc.
                                              appreciation and secondarily, income.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME        Class IA      Seeks to achieve total return through         o   UBS Global Asset Management
                                              capital appreciation with income as               (Americas) Inc.
                                              a secondary consideration.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC. -                                                            INVESTMENT MANAGER (OR SUB-ADVISER(S),
INITIAL SHARES                                OBJECTIVE                                     AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC.                The fund seeks to match the total return of   o   The Dreyfus Corporation
                                              the Standard & Poor's 500 Composite Stock
                                              Price Index.
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE                                                              INVESTMENT MANAGER (OR SUB-ADVISER(S),
PRODUCTS (VIP) - SERVICE CLASS                OBJECTIVE                                     AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)                 Seeks long-term capital appreciation.         o   Fidelity Management and Research
 PORTFOLIO                                                                                      Company (FMR)
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST -                                                                  INVESTMENT MANAGER (OR SUB-ADVISER(S),
CLASS 2 PORTFOLIO NAME                        OBJECTIVE                                     AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES                    The Fund's investment goal is to maximize     o   Franklin Advisers, Inc.
 FUND                                         income while maintaining prospects for
                                              capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN RISING DIVIDENDS                     Seeks long-term capital appreciation, with    o   Franklin Advisory Services, LLC
 SECURITIES FUND                              preservation of capital as an important
                                              consideration.
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES -                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
INSTITUTIONAL SHARES                          OBJECTIVE                                     AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                            Seeks long-term capital growth, consistent    o   Janus Capital Management LLC
                                              with preservation of capital and balanced by
                                              current income.
-----------------------------------------------------------------------------------------------------------------------------------
ENTERPRISE PORTFOLIO                          Seeks long-term growth of capital.            o   Janus Capital Management LLC
-----------------------------------------------------------------------------------------------------------------------------------


13 THE FUNDS






-----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES -                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
INSTITUTIONAL SHARES                          OBJECTIVE                                     AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
FORTY PORTFOLIO(5)                            Seeks long-term growth of capital.            o    Janus Capital Management LLC
-----------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE PORTFOLIO                           Seeks long-term growth of capital.(6)         o    Janus Capital Management LLC
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT                                                                INVESTMENT MANAGER (OR SUB-ADVISER(S),
FUNDS - SERVICE CLASS                         OBJECTIVE                                     AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL                            Seeks long-term capital appreciation by       o    OppenheimerFunds, Inc.
 SECURITIES FUND/VA                           investing a substantial portion of its
                                              assets in securities of foreign issuers,
                                              "growth-type" companies, cyclical
                                              industries and special situations that are
                                              considered to have appreciation
                                              possibilities.
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST -                                                            INVESTMENT MANAGER (OR SUB-ADVISER(S),
ADMINISTRATIVE CLASS                          OBJECTIVE                                     AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO                         Seeks to maximize total return, consistent    o    Pacific Investment Management
 (UNHEDGED)                                   with preservation of capital and prudent           Company, LLC
                                              investment management.
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
PROFUNDS VP                                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                                OBJECTIVE                                     AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP BEAR                               Seeks daily investment results, before fees   o    ProFund Advisors, LLC
                                              and expenses, that correspond to the inverse
                                              (opposite) of the daily performance of the
                                              S&P 500 Index.
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP RISING RATES                       Seeks daily investment results, before fees   o    ProFund Advisors, LLC
 OPPORTUNITY                                  and expenses, that correspond to the one
                                              and one-quarter times (125%) the inverse
                                              (opposite) of the daily price movement of
                                              the most recently issued 30-year U.S.
                                              Treasury Bond ("Long Bond").
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP ULTRABULL                          Seeks daily investment results, before fees   o    ProFund Advisors, LLC
                                              and expenses that correspond to twice
                                              (200%) the daily performance of the S&P
                                              500 Index.
-----------------------------------------------------------------------------------------------------------------------------------



(1) The "AXA Allocation" portfolios.
(2) This Portfolio will become available on or about May 20, 2011.
(3) Effective on or about May 20, 2011, subject to regulatory and shareholder approvals, interests in the EQ/Large Cap Value Index (the "surviving option") will replace interests in the EQ/Lord Abbett Growth and Income (the "replaced" option). We will move the assets from the replaced option into the surviving option on the date of the scheduled merger. The value of your interest in the surviving option will be the same as it was in the replaced option. We will also automatically direct any contributions made to a replaced option to the surviving option. Any allocation election to a replaced option will be considered as an allocation election to the surviving option.
(4) This is the Portfolio's new name, effective on or about May 20, 2011, subject to regulatory approval. The Portfolio's former name was EQ/International Growth.
(5) Unlike the other Funds, the Janus Aspen Forty Portfolio is a nondiversified, open-end management investment company. A nondiversified Fund may hold a larger position in a smaller number of securities than a diversified Fund. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a nondiversified Fund than a diversified Fund.
(6) This is the Portfolio's new investment objective effective May 16, 2011. See the Trust's Prospectus for information regarding its investment objective prior to May 16, 2011.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. SHARE CLASSES, WHERE APPLICABLE, ARE DEFINED IN THE CORRESPONDING FUND PROSPECTUS. THE PROSPECTUSES FOR THE FUND CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF FUND PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-487-6669.

Each Owner should periodically review their allocation of Purchase Payments and Fund Value among the subaccounts and the Guaranteed Interest Account with Market Value Adjustment in light of their current objectives, the current market conditions, and the risks of investing in each of the Funds' various portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Funds' portfolios can be found in the prospectus for each of the Funds.


PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT A


MONY America Variable Account A will buy and redeem shares from the Funds at net asset value. Shares will be redeemed when needed for the Company to:

o   collect charges under the Contracts;

o   pay Cash Value on full surrenders of the Contract;

o   fund partial surrenders;

o   provide benefits under the Contracts; and

                                                                    THE FUNDS 14




o transfer assets from one subaccount to another or between one or more subaccounts of MONY America Variable Account A and the Guaranteed Interest Account with Market Value Adjustment as requested by Owners.

Any dividend or capital gain distribution received from a portfolio of a Fund will be:

o   reinvested immediately at net asset value in shares of that portfolio; and

o   kept as assets of the corresponding subaccount.
--------------------------------------------------------------------------------
CASH VALUE -- The Contract's Fund Value, less (1) any applicable surrender charge, (2) any outstanding debt, and (3) any applicable market value adjustment.
--------------------------------------------------------------------------------
Shares of the Funds are not sold directly to the general public. They are sold to the Company, and may be sold to other insurance companies that issue variable annuity and variable life insurance contracts. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its portfolios both to variable annuity and to variable life insurance company separate accounts, it engages in mixed funding. When a Fund sells shares in any of its portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding. Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict.

The Board of Directors or Trustees of each of the Funds monitors the respective Fund for the existence of material irreconcilable conflict between the interests of variable annuity Owners and variable life insurance Owners. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing mixed and shared funding conflicts to the Directors and Trustees of each of the relevant Funds. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.


15  THE FUNDS




4. DETAILED INFORMATION ABOUT THE CONTRACT



--------------------------------------------------------------------------------


The Fund Value in MONY America Variable Account A and in the Guaranteed Interest Account with Market Value Adjustment provide many of the benefits of your Contract. The information in this section describes the benefits, features, charges and major provisions of the Contract and the extent to which those depend upon the Fund Value, particularly the Fund Value in MONY America Variable Account A. There may be differences in your Contract, such as differences in fees, charges and benefits because of the state where we issued your Contract. We will include any such differences in your Contract.

PAYMENT AND ALLOCATION OF PURCHASE PAYMENTS

ISSUANCE OF THE CONTRACT


Disclosure regarding contract issuance and minimum initial Purchase Payments is for informational purposes only. This Contract is no longer available to new purchasers.

The Contract is between you and the Company. The Contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your Contract. In the absence of a specific written arrangement to the contrary, you as the owner of the Contract, have the sole authority to make investment allocations and other decisions under the Contract. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your Contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

Individuals who want to buy a Contract must:

(1)    Complete an application;


(2)    Personally deliver the application to;


     (a) a licensed agent of the Company who is also a registered representative of AXA Advisors, LLC or AXA Distributors, LLC (together, the "Distributors") who act as the principal underwriters for the Contracts, or

     (b) a licensed agent who is also a registered representative of a broker dealer which had been authorized by the Distributors to sell the Contract; and

(3)    Pay the minimum initial Purchase Payment.

If we receive a completed application and all other information necessary for processing a purchase order at our Operations Center, we will apply your initial Purchase Payment no later than two Business Days after we receive the order. While attempting to finish an incomplete application, we may hold your initial Purchase Payment for no more than five Business Days. If an incomplete application cannot be completed within those five days, we will inform you of the reasons, and will return your Purchase Payment immediately (unless you specifically authorize us to keep it until the application is complete). Once you complete your application, we must apply the initial Purchase Payment within two Business Days. We will apply any additional Purchase Payments you make on the Business Day we receive them at our Operations Center.

The Contract may be used with certain tax qualified plans. The Contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Contract does not provide additional tax deferral benefits beyond those provided in the Qualified Plan. Accordingly, if you are purchasing this Contract, you should purchase it for its death benefit, annuity benefits, and other non-tax related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether the Contract is an appropriate investment for you.

The minimum initial Purchase Payment for individuals varies depending upon the use of the Contract and the method of purchase. The chart below shows the minimum initial Purchase Payment for each situation.


                                     DETAILED INFORMATION ABOUT THE CONTRACT  16





----------------------------------------------------------------------------------------------------------------------------------
USE OF CONTRACT OR METHOD OF MAKING PURCHASE PAYMENT                          MINIMUM INITIAL PURCHASE PAYMENT
----------------------------------------------------------------------------------------------------------------------------------
Individual retirement accounts and annuities under Section 408 of the         $2,000
Code (other than Simplified Employee Pensions), including Roth IRAs under Section 408A of the Code
----------------------------------------------------------------------------------------------------------------------------------
Non-Qualified Contracts                                                       $2,000
----------------------------------------------------------------------------------------------------------------------------------
H.R. 10 plans (self-employed individuals' retirement plans under Section      $  600
401 of the Code), certain corporate or association retirement plans, and
Simplified Employee Pensions under Section 408 of the Code
----------------------------------------------------------------------------------------------------------------------------------
Annuity purchase plans sponsored by certain tax-exempt organizations,         $  600
governmental entities and deferred compensation plans under Section
457 of the Code
----------------------------------------------------------------------------------------------------------------------------------
Payroll deduction and automatic checking account withdrawal plans             Annualized rate of $600 (i.e., $600 per year, $300
                                                                              semiannually, $150 quarterly or $50 per month)
----------------------------------------------------------------------------------------------------------------------------------
Government Allotment Plans                                                    $50 per month
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOVERNMENT ALLOTMENT PLANS -- Payroll deduction plans used for financial products by government employees.
--------------------------------------------------------------------------------
Additional Purchase Payments may be made at any time before the Annuity starting date as long as the Annuitant is living. However, for certain automatic payment plans, the smallest additional payment is $50. The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments for such plans. In addition, the prior approval of the Company is needed before it will accept a Purchase Payment if, with that Payment, that would cause Cumulative Purchase Payments, less any partial surrenders and their surrender charges and market value adjustment, to exceed $1,500,000.

The Company reserves the right to reject an application for any reason permitted by law.

Net Purchase Payments received before the Effective Date will be held in the Company's General Account and will be credited with interest at not less than 3.50% per year if:

(1)    the Contract is issued by the Company, and

(2)    the Contract is delivered to the Owner.

No interest will be paid if the Contract is not issued or if it is declined by the Owner.

These amounts will be held in the General Account pending end of the right to return contract period. (See below.)
--------------------------------------------------------------------------------
EFFECTIVE DATE -- The date the contract begins as shown in the Contract.
--------------------------------------------------------------------------------

TAX-FREE "SECTION 1035" EXCHANGES

This information is no longer applicable to the purchase of these Contracts as these Contracts are no longer available to new purchasers.

The Owner can generally exchange one annuity contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Similar rules may apply to changing the funding vehicle in a Qualified Plan. Before making the exchange, the Owner should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on the old contract. There will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, the Owner may have to pay federal income tax, and penalty taxes on the exchange. The Owner should not exchange another contract for this one unless he or she determines, after knowing all the facts, that the exchange is in the Owner's best interest and not just better for the person trying to sell the Owner this Contract (that person will generally earn a commission if the Owner buys this Contract through an exchange or otherwise).

RIGHT TO RETURN CONTRACT PROVISION

This information is no longer applicable, as these contracts are no longer available to new purchasers.

The Owner may return the Contract during the right to return contract period (usually within 10 days of the delivery date). The Contract must be returned to the Company or any agent of the Company. When the Company receives the Contract, it will be voided as if it were never in effect. The amount to be refunded is equal to the Purchase Payments received by the Company less any partial surrender you made. During the right to return contract period, Purchase Payments will be retained in the Company's General Account and will earn interest at a rate not less than 3.50% per year. If you have not returned the Contract at the end of the right to return contract period, we transfer the Net Purchase Payments with interest to the subaccounts and/or the Guaranteed Interest Account.

For contracts issued in the State of Washington, an additional 10% penalty will be added to any Purchase Payment refund due that is not paid within 30 days of return of the Contract to the Company. For contracts issued in the State of Oklahoma, if payment is delayed more than 30 days, the Company will pay interest on the proceeds at a rate required by Oklahoma law.

ALLOCATION OF PURCHASE PAYMENTS AND FUND VALUE

ALLOCATION OF PAYMENTS. On the application, the Owner may allocate Net Purchase Payments to any of the available subaccounts of MONY America Variable Account A or to the Guaranteed Interest Account with Market Value Adjustment. Net Purchase Payments (and any interest thereon) are held in the General Account if they are received before the end of the right to return contract period. The Net Purchase Payments will earn interest at a rate not less than 3.50% per year beginning on the later of:

(1)    the Effective Date of the Contract, or

(2)    the date the Payment is received at the Company's Operations Center.



17  DETAILED INFORMATION ABOUT THE CONTRACT





Net Purchase Payments will continue to earn 3.50% annual interest until the right to return contract period expires. (See "Right to return contract provision" above.) After the right to return contract period has expired, the Contract's Fund Value will automatically be transferred to MONY America Variable Account A subaccount(s) or to the Guaranteed Interest Account with Market Value Adjustment according to the Owner's allocation instructions.

After the right to return contract period ends, under a non-automatic payment plan, if the Owner does not:

(1)    specify the amount to be allocated among subaccounts, or

(2)    specify the percentage to be allocated among subaccounts, or

(3)    the amount or percentage specified is incorrect or incomplete,

the Net Purchase Payments will be allocated under the Owner's most recent instructions on record with the Company. The percentage specified must not be less than 10% of the Net Purchase Payment. For automatic payment plans, Net Purchase Payments will be allocated according to the Owner's most recent instructions on record.

The Owner may change the specified allocation formula for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone, facsimile or via the Web subject to the rules of the Company and its right to terminate or modify telephone, facsimile or via the Web allocation. The Company reserves the right to deny any telephone, facsimile or via the Web allocation request. (See "Telephone/fax/web transactions.") Any such change, whether made in writing or by telephone, facsimile or via the Web, will be effective within 7 days of the date we receive notice of the change.

Net Purchase Payments may be allocated in whole percentages to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 10% of a Net Purchase Payment. Allocation percentages must total 100%. Contracts issued in the states of Maryland, New Jersey, Oklahoma, Oregon, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania must maintain a minimum fund value balance of $2,500 in the Guaranteed Interest Account when an allocation to said account is chosen.

CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

When allocated Purchase Payments are received they are credited to subaccounts of MONY America Variable Account A in the form of units. The number of units is determined by dividing the dollar amount allocated to a particular subaccount by the unit value for that subaccount for the Business Day on which the Purchase Payment is received.

To determine the unit value of a subaccount on each Business Day, the Company takes the prior Business Day's unit value and multiplies it by the Net Investment Factor for the current Business Day. The Net Investment Factor is used to measure the investment performance of a subaccount from one Business Day to the next. The Net Investment Factor for each subaccount equals:

(1) the net asset value per share of each Fund held in the subaccount at the end of the current Business Day divided by

(2) the net asset value per share of each Fund held in the subaccount at the end of the prior Business day, minus

(3) the daily mortality and expense risk charge and any other applicable charges adjusted for the number of calendar days in the period.

The unit value of these subaccounts may increase, decrease or remain the same from Business Day to Business Day. The unit value depends on the investment performance of the portfolio of the Fund in which the subaccount invests and any expenses and charges deducted from MONY America Variable Account A. The Owner bears the entire investment risk. Owners should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.
CALCULATION OF GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT FUND
VALUE

Net Purchase Payments to be allocated to the Guaranteed Interest Account with Market Value Adjustment will be credited to the Accumulation Period chosen by the Owner on:

(1)  the date received at the Operations Center, or

(2) if the day Net Purchase Payments are received is not a Business Day, then on the next Business Day.

Interest will be credited daily.
CALCULATION OF FUND VALUE

The Contract's Fund Value will reflect:

o The investment performance of the selected subaccount(s) of MONY America Variable Account A;

o Amounts credited (including interest) to the Guaranteed Interest Account with Market Value Adjustment;

o   Any amount in the loan account;

o   Any Net Purchase Payments;

o   Any transfer charges;

o   Any partial surrenders; and

o All contract charges (including surrender charges and market value adjustments) imposed.

There is no guaranteed minimum Fund Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account with Market Value Adjustment. Because a Contract's Fund Value at any future date will be dependent on a number of variables, it cannot be predetermined.

The Fund Value will be computed first on the Effective Date and thereafter on each Business Day. On the Effective Date, the Contract's Fund Value will be the Net Purchase Payments received plus any interest credited on those Payments during the period when Net Purchase Payments are held in the General Account. (See "Issuance of the Contract.")

After amounts allocated to the subaccounts are transferred from the General Account to MONY America Variable Account A, on each Business Day, the Contract's Fund Value will be computed as follows:

(1) Determine the aggregate of the Fund Values attributable to the Contract in each of the subaccounts on that Business Day. This is done by multiplying the subaccount's unit value on that date by the number of subaccount units allocated to the Contract. The computation of the Contract's Fund Value in the subaccount is done before any other Contract transactions on that Business Day.



                                     DETAILED INFORMATION ABOUT THE CONTRACT  18





(2) Add any amount credited to the Guaranteed Interest Account with Market Value Adjustment before that Business Day. This amount is the aggregate of all Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment and:

     o   The addition of any interest credited.

     o   Addition or subtraction of any amounts transferred.

     o   Subtraction of any partial surrenders.

     o Subtraction of any contract charges, surrender charges, transfer charges, and any Market Value Adjustments

(3) Add the value held in the loan account to secure contract loans and interest credited on that day on that amount;

(4)  Add any Net Purchase Payment received on that Business Day;

(5) Subtract any partial surrender amount (reflecting any surrender charge and Market Value Adjustment) made on that Business Day;

(6) Subtract any annual contract charge and/or transfer charge deductible on that Business Day.

Regarding (1) above, for each subaccount we multiply the number of units credited to that subaccount by its unit value on that Business Day. The multiplication is done BEFORE the purchase or redemption of any units on that Business Day.

If a transaction would ordinarily require that the Contract's Fund Value be computed for a day that is not a Business Day, the next following Business Day will be used.

TRANSFERS. You may transfer the value of the Contract among the subaccounts after the right to return contract period has expired by sending a proper written request to the Company's Operations Center. Transfers may be made by telephone, facsimile or via the web if you have proper authorization. (See "Telephone/fax/web transactions.") Transfers from a subaccount will be executed at the net asset value next calculated by the Company if the transfer instruction is received and acknowledged by 4:00 p.m., Eastern Time on a day on which the New York Stock Exchange is open for business. If the New York Stock Exchange is not open for business on the day of receipt, the transfer instruction will be executed at the net asset value calculated at the close of business on the first day thereafter on which the New York Stock Exchange is open for business. Such transfers are subject to the Company's rules and conditions for such privilege. Currently, there are no limitations on the number of transfers between subaccounts. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

Transfers among, to and from subaccounts may be postponed for any period during which:

(1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

A transfer charge is not currently imposed on transfers. (See "Charges against fund value -- Transfer charge.") However, the Company reserves the right to impose a charge which will not exceed $25 per transfer (except for contracts issued in the states of South Carolina and Texas where it will not exceed $10). If imposed the charge will be deducted from the first subaccount(s) or the Guaranteed Interest Account with Market Value Adjustment Accumulation Period you designate funds to be transferred from. This charge is in addition to the amount transferred. All transfers in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Fund Value at the end of the right to return contract period and transfers made at the end of an Accumulation Period of amounts allocated to the Guaranteed Interest Account with Market Value Adjustment (see below) will not be subject to a transfer charge. Under present law, transfers are not taxable transactions.
--------------------------------------------------------------------------------
EFFECTIVE DATE -- The date shown as the Effective Date of the Contract.
--------------------------------------------------------------------------------
TRANSFERS INVOLVING THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT. Transfers may be made from the Guaranteed Interest Account with Market Value Adjustment at any time, but, if they are made before the end of the 3, 5, 7, or 10 year accumulation period there will be a market value adjustment for contracts issued in most states. If the transfer request is received within 30 days before the end of the Accumulation Period, no market value adjustment will apply.

Contracts issued in Maryland, New Jersey, Oklahoma, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania, to the extent the Owner allocates investments to the Guaranteed Interest Account, must maintain a minimum Fund Value in the Guaranteed Interest Account of $2,500.

Please see "Payment and allocation of Purchase Payments" earlier in this section for more information about your role in managing your allocations.

PORTFOLIO REBALANCING

Our portfolio rebalancing program can help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you may instruct us to periodically reallocate values in your Contract. The program does not guarantee an investment gain or protect against an investment loss. You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Requesting a transfer while enrolled in our rebalancing program will automatically terminate your participation in the program. This means that your account will no longer be rebalanced on a periodic basis. You must provide us with written instructions if you wish your account to be rebalanced in the future.


TELEPHONE/FAX/WEB TRANSACTIONS

Prior allocation instructions may be changed or transfers requested by telephone, fax or via the web subject to the Company's guidelines (which we believe to be reasonable) and the Company's right to modify or terminate the telephone/fax/web privilege. The Company reserves the right to deny any telephone, fax or web request.

If all telephone lines are busy or the internet is not available (for example, during periods of substantial market fluctuations), Owners may be unable to request telephone, fax or web allocation changes or transfers by telephone, fax or web. In such cases, an Owner would submit a written request.


19  DETAILED INFORMATION ABOUT THE CONTRACT




We have adopted guidelines relating to changes of allocations and transfers by telephone, fax or the web which, among other things, outlines procedures designed to prevent unauthorized instructions. If the Owner does not follow these procedures:

(1) the Company shall not be liable for any loss as a result of following fraudulent telephone, fax or web instructions; and

(2) the Owner will, therefore, bear the entire risk of loss due to fraudulent telephone, fax or web instructions.

A copy of the guidelines and our form for electing telephone/facsimile transfer privileges is available from your financial professional or by calling us at 1-800-487-6669, Monday through Friday, 9 a.m. to 5 p.m., Eastern Time. Web transfer privileges and a copy of the guidelines and forms are available online at www.axaonline.com. The telephone or fax allocation and transfer privileges may also be elected by completing the telephone or fax authorization. The Company's form or a Contract application with a completed telephone or fax authorization must be signed and received at the Company's Operations Center before telephone or fax allocation instructions will be accepted. To elect web allocation and transfer privileges, you must log on to www.axaonline.com, and register for online account access. This online application must be electronically signed and received by the Company via the internet before web transaction instructions will be accepted.


SPECIAL NOTE ON RELIABILITY. Please note that the internet and our telephone system may not always be available. Any system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transactions by writing our Operations Center.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the Contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The Contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and contract owners.

We currently require that any transfer request that would result in an aggregated transfer amount of $250,000 or more in a single day must be submitted in writing to our customer service office by U.S. mail (first class). Overnight mail is not permitted for those transfer requests. We monitor the $250,000 daily threshold on a monthly basis and combine transfer activities for all Contracts with the same or related owner. We do not permit exceptions to this policy. We may change this policy, and any new or revised policy will apply to all Contractholders uniformly.


We offer subaccounts with underlying portfolios that are part of the AXA Premier VIP Trust and EQ Advisors Trust, as well as subaccounts with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with AXA Premier VIP Trust and EQ Advisors Trust, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity.


When a Contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the Contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the Contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict


                                     DETAILED INFORMATION ABOUT THE CONTRACT  20




this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


TERMINATION OF THE CONTRACT

The Contract will remain in effect until the earlier of:

(1)  the date the Contract is surrendered in full,

(2)  the date annuity payments start,

(3) the Contract Anniversary on which, after deduction for any annual contract charge then due, no Fund Value in the subaccounts and the Guaranteed Interest Account with Market Value Adjustment remains in the Contract, or

(4)  the date the death benefit is payable under the Contract.


21  DETAILED INFORMATION ABOUT THE CONTRACT




5. DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT


--------------------------------------------------------------------------------

GENERAL

The Guaranteed Interest Account with Market Value Adjustment is an allocation option available under the Contract. The Guaranteed Interest Account with Market Value Adjustment may not be available in every state jurisdiction.

The guarantees associated with the Guaranteed Interest Account with Market Value Adjustment are borne exclusively by the Company. The guarantees associated with the Guaranteed Interest Account with Market Value Adjustment are legal obligations of the Company. Fund Values allocated to the Guaranteed Interest Account with Market Value Adjustment are held in the General Account of the Company. Amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. The Company has sole investment discretion over the investment of the assets of its General Account. Owners having allocated amounts to a particular Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment, however, will have no claim against any particular assets of the Company.

The Guaranteed Interest Account with Market Value Adjustment provides for a Specified Interest Rate, which is a guaranteed interest rate that will be credited as long as any amount allocated to the Guaranteed Interest Account with Market Value Adjustment is not distributed for any reason prior to the Maturity Date of the particular Accumulation Period chosen by the Owner. Generally, a 3-year Accumulation Period offers guaranteed interest at a Specified Interest Rate over three years, a 5-year Accumulation Period offers guaranteed interest at a Specified Interest Rate over five years, and so on. Because the Maturity Date is the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period, the Accumulation Period may be up to 31 days shorter than the 3, 5, 7 or 10 years, respectively.

Although the Specified Interest Rate will continue to be credited as long as Fund Value remains in an Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment prior to the Maturity Date of that Accumulation Period, surrenders or transfers (including transfers to the Loan Account as a result of a request by the Owner for a Loan) will be subject to a Market Value Adjustment, as described below. Market Value Adjustments do not apply upon annuitization under Settlement Option 3 or 3A.

Market Value Adjustments do not apply for partial or full surrenders or transfers requested within 30 days before the end of the Accumulation Period, nor to any benefits paid upon the death of the Annuitant. The Market Value Adjustment does apply to benefits paid upon death of the Owner. Market Value Adjustments also do not apply to contracts issued in certain states.

GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

The Guaranteed Interest Account with Market Value Adjustment is a part of the Company's General Account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including MONY America Variable Account A.
--------------------------------------------------------------------------------
MARKET VALUE ADJUSTMENT -- An amount added to or deducted from the amount surrendered or transferred from the Guaranteed Interest Account with Market Value Adjustment for contracts issued in certain states.
ACCUMULATION PERIOD -- Currently 3, 5, 7 and 10 years. The Period starts on the Business Day that falls on, or next follows the date the Purchase Payment is transferred into the Guaranteed Interest Account with Market Value Adjustment and ends on the monthly contract anniversary immediately prior to the last day of that Period. (THE ACCUMULATION PERIOD IS LIMITED TO ONE YEAR FOR CONTRACTS ISSUED IN THE STATES OF MARYLAND, NEW JERSEY, OKLAHOMA, OREGON, SOUTH CAROLINA, TEXAS, WASHINGTON AND THE COMMONWEALTHS OF MASSACHUSETTS AND PENNSYLVANIA.) CONTRACT YEAR -- Any period of twelve (12) months commencing with the Effective Date and each Contract Anniversary thereafter.
CONTRACT ANNIVERSARY -- An anniversary of the Effective Date of the Contract. GENERAL ACCOUNT -- The General Account of the Company which consists of all of the Company's assets other than those assets allocated to the Company's separate accounts.
--------------------------------------------------------------------------------

ALLOCATIONS TO THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

There are three sources from which allocations to the Guaranteed Interest Account with Market Value Adjustment may be made:

(1) an initial Purchase Payment made under a Contract may be wholly or partially allocated to the Guaranteed Interest Account with Market Value Adjustment;

(2) a subsequent or additional Purchase Payment made under a Contract may be partially or wholly allocated to the Guaranteed Interest Account with Market Value Adjustment; and

(3) amounts transferred from Subaccounts available under the Contract may be wholly or partially allocated to the Guaranteed Interest Account with Market Value Adjustment.


There is no minimum amount of any allocation of either Purchase Payments or transfers of Fund Value to the Guaranteed Interest Account with Market Value Adjustment. The 1-year Accumulation Period (which is limited to certain states in which there is no Market Value Adjustment), requires the Guaranteed Interest Account to have a minimum Fund Value of $2,500 when an allocation to said account is chosen.

SPECIFIED INTEREST RATES AND THE ACCUMULATION PERIODS

SPECIFIED INTEREST RATES


The Specified Interest Rate, at any given time, is the rate of interest guaranteed by the Company to be credited to allocations made to the Accumulation Period for the Guaranteed Interest Account with Market Value Adjustment chosen by the Owner, so long as no portion of the


 DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT  22




allocation is distributed for any reason prior to the Maturity Date of the Accumulation Period. Different Specified Interest Rates may be established for the four different Accumulation Periods which are currently available (3, 5, 7 and 10 years). (The Accumulation Period is limited to one year for contracts issued in the states of Maryland, New Jersey, Oklahoma, Oregon, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania.)

The Company declares Specified Interest Rates for each of the available Accumulation Periods from time to time. Normally, new Specified Interest Rates will be declared monthly; however, depending on interest rate fluctuations, declarations of new Specified Interest Rates may occur more or less frequently. The Company observes no specific method in the establishment of the Specified Interest Rates, but generally will attempt to declare Specified Interest Rates which are related to interest rates associated with fixed-income investments available at the time and having durations and cash flow attributes compatible with the Accumulation Periods then available for the Guaranteed Interest Account with Market Value Adjustment. In addition, the establishment of Specified Interest Rates may be influenced by other factors, including competitive considerations, administrative costs and general economic trends. The Company has no way of predicting what Specified Interest Rates may be declared in the future and there is no guarantee that the Specified Interest Rate for any of the Accumulation Periods will exceed the guaranteed minimum effective annual interest rate of 3.50%. OWNERS BEAR THE RISK THAT THE SPECIFIED INTEREST RATE WILL NOT EXCEED THE GUARANTEED MINIMUM RATE.

The period of time during which a particular Specified Interest Rate is in effect for new allocations to the then available Accumulation Periods is referred to as the Investment Period. All allocations made to an Accumulation Period during an Investment Period are credited with the Specified Interest Rate in effect. An Investment Period ends only when a new Specified Interest Rate relative to the Accumulation Period in question is declared. Subsequent declarations of new Specified Interest Rates have no effect on allocations made to Accumulation Periods during prior Investment Periods. All such prior allocations will be credited with the Specified Interest Rate in effect when the allocation was made for the duration of the Accumulation Period selected.

Information concerning the Specified Interest Rates in effect for the various Accumulation Periods can be obtained by contacting an agent of the Company who is also a registered representative of AXA Advisors, LLC or by calling the following toll free telephone number: (800) 487-6669.

The Specified Interest Rate is credited on a daily basis to allocations made to an Accumulation Period elected by the Owner, resulting in an annual effective yield which is guaranteed by the Company, unless amounts are surrendered, transferred or paid out on death of Annuitant from that Accumulation Period for any reason prior to the Maturity Date for that Accumulation Period. The Specified Interest Rate will be credited for the entire Accumulation Period. If amounts are surrendered or transferred from the Accumulation Period for any reason prior to the Maturity Date, a Market Value Adjustment will be applied to the amount surrendered or transferred.


CREDITING OF INTEREST

The entire initial Purchase Payment always earns interest at a rate not less than 3.50% per year until the end of the right to return contract period. When the right to return contract period ends, the entire initial Purchase Payment plus interest earned is transferred to the selected subaccounts and/or Guaranteed Interest Account with Market Value Adjustment accumulation periods.

Any Net Purchase Payments you as Owner of the Contract allocate to the Guaranteed Interest Account with Market Value Adjustment will be credited with interest at the rate declared by the Company for the specified period selected. The Company guarantees that the rate credited will not be less than 3.50% annually (0.0094%, compounded daily). You bear the risk that we will not declare an annual interest rate in excess of 3.50% per year. If you allocate Purchase Payments (or transfer fund value) to the Guaranteed Interest Account with Market Value Adjustment, you will choose between Accumulation Periods of 3, 5, 7, or 10 years for Contracts issued in most states. The Accumulation Period is limited to one year for contracts issued in the states of Maryland, New Jersey, Oklahoma, Oregon, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania. Before the beginning of each calendar month, the Company will declare interest rates for each period, if those rates will be higher than the guaranteed rate. Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from MONY America Variable Account A completed within the period during which it is effective. Amounts you allocate to the Accumulation Period you select will receive this interest rate for the entire Accumulation Period. Within 45 days, but not less than 15 days before the Accumulation Period expires, we will notify you of the new rates we are then declaring. When the period expires you can (1) elect a new Accumulation Period of 3, 5, 7, or 10 years (except in certain states where the Accumulation Period is limited to a one year period) or (2) you may elect to transfer the amounts allocated to the expiring Accumulation Period to MONY America Variable Account A. If you make no election within 30 days of the end of an Accumulation Period, the entire amount allocated to the expiring Accumulation Period will automatically be held for an Accumulation Period of the same length. If that period will extend beyond the annuity starting date or if that period is no longer offered, the money will be transferred into the Money Market subaccount.

ACCUMULATION PERIODS

For each Accumulation Period, the Specified Interest Rate in effect at the time of the allocation to that Accumulation Period is guaranteed. An Accumulation Period always ends on a Maturity Date, which is the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period. Therefore, the Specified Interest Rate may be credited for up to 31 days less than the full 3, 5, 7 or 10 years. (The Accumulation Period is limited to one year for contracts issued in the states of Maryland, New Jersey, Oklahoma, Oregon, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania.)

For example, if the Effective Date of a Contract is August 10, 2000 and an allocation is made to a 10 year Accumulation Period on August 15, 2000 and the funds for a new Purchase Payment are received on that day, the Accumulation Period will begin on August 15, 2000 and end on August 10, 2010, during which period the Specified Interest Rate will be credited.

All Accumulation Periods for the 3, 5, 7, and 10 year Accumulation Periods, respectively, will be determined in a manner consistent with the foregoing example.

END OF ACCUMULATION PERIODS

At least fifteen days and at most forty-five days prior to the end of an Accumulation Period, the Company will send notice to the Owner of the impending Maturity Date. The notice will include the projected



23  DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT





Fund Value held in the Accumulation Period on the Maturity Date and will specify the various options Owners may exercise with respect to the Accumulation Period:

(1) During the thirty-day period before the Maturity Date, the Owner may wholly or partially surrender the Fund Value held in that Accumulation Period without a Market Value Adjustment; however, Surrender Charges under the Contract, if applicable, will be assessed.

(2) During the thirty-day period before the Maturity Date, the Owner may wholly or partially transfer the Fund Value held in that Accumulation Period, without a Market Value Adjustment, to any Subaccount then available under the Contract or may elect that the Fund Value held in that Accumulation Period be held for an additional Accumulation Period of the same number of years or for another Accumulation Period of a different number of years which may at the time be available. A confirmation of any such transfer or election will be sent immediately after the transfer or election is processed.

(3) If the Owner does not make an election within thirty days following the Maturity Date, the entire Fund Value held in the maturing Accumulation Period will be transferred to an Accumulation Period of the same number of years as the Accumulation Period which matured. The start of the new Accumulation Period is the ending date of the previous Accumulation Period. However, if that period would extend beyond the Annuity Starting Date of the Contract or if that period is not then made available by the Company, the Fund Value held in the maturing Accumulation Period will be automatically transferred to the Money Market Subaccount at the end of the Maturity Period. A confirmation will be sent immediately after the automatic transfer is executed.

During the thirty day period following the Maturity Date, and prior to any of the transactions set forth in (1), (2), or (3) above, the Specified Value held in the maturing Accumulation Period will continue to be credited with the Specified Interest Rate in effect before the Maturity Date.


SURRENDERS, TRANSFERS OR LOANS


When you as Owner request that Contract Fund Value from the Guaranteed Interest Account with Market Value Adjustment be transferred to MONY America Variable Account A, surrendered, loaned to you, or used to pay any charge imposed in accordance with the Contract, you should tell the Company the source by interest rate Accumulation Period of amounts you request be transferred, surrendered, loaned, or used to pay charges. If you do not specify an Accumulation Period, your transaction will be processed using the Accumulation Periods in which money was most recently allocated.

THE MARKET VALUE ADJUSTMENT

GENERAL INFORMATION REGARDING THE MVA


A surrender or transfer (including a transfer to the Loan Account as a result of a request by the Owner for a Loan) from the Guaranteed Interest Account with Market Value Adjustment prior to the Maturity Date of that particular Accumulation Period, will be subject to a Market Value Adjustment. A Market Value Adjustment will not apply upon annuitization under Settlement Option 3 or 3A, or upon payment of a death benefit. The Market Value Adjustment is determined by the multiplication of an MVA Factor by the Specified Value, or the portion of the Specified Value being surrendered or transferred (including transfers for the purpose of obtaining a Loan). The Specified Value is the amount of the allocation of Purchase Payments and transfers of Fund Value to an Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment, plus interest accrued at the Specified Interest Rate minus prior distributions. The Market Value Adjustment may either increase or decrease the amount of the distribution. It will not apply to requests for transfer or full or partial surrenders received at our administrative office within 30 days before the end of the applicable Accumulation Period.

The Market Value Adjustment is intended to approximate, without duplicating, the experience of the Company when it liquidates assets in order to satisfy contractual obligations. Such obligations arise when Owners request surrenders or transfers (including transfers for the purpose of obtaining a Loan). When liquidating assets, the Company may realize either a gain or a loss.

A market value adjustment can increase or decrease the amounts surrendered or transferred from the Guaranteed Interest Account with Market Value Adjustment depending on current interest rate fluctuations.

If prevailing interest rates are higher at the time of a surrender or transfer (including transfers for the purpose of obtaining a Loan) than the Specified Interest Rate in effect at the time the Accumulation Period commences, the Company will realize a loss when it liquidates assets in order to process a surrender or transfer (including transfers for the purpose of obtaining a Loan); therefore, application of the Market Value Adjustment under such circumstances will decrease the amount of the surrender or transfer (including transfers for the purpose of obtaining a Loan).

Generally, if prevailing interest rates are lower than the Specified Interest Rate in effect at the time the Accumulation Period commences, the Company will realize a gain when it liquidates assets in order to process a surrender or transfer (including transfers for the purpose of obtaining a Loan); therefore, application of the MVA under such circumstances will generally increase the amount of the surrender or transfer (including transfers for the purpose of obtaining a Loan).

The Company measures the relationship between prevailing interest rates and the Specified Interest Rates it declares through the MVA Factor. The MVA Factor is described more fully below.



THE MVA FACTOR

The formula for determining the MVA Factor is:

                          [(1+a)/(1+b)]((n-t)/12) - 1

Where:

     a = the Specified Interest Rate for the Accumulation Period from which the surrender, transfer or loan is to be taken;

     b = the Specified Interest Rate declared at the time a surrender or transfer is requested for an Accumulation Period equal to the time remaining in the Accumulation Period from which the surrender or transfer (including transfer to the Loan Account as a result of a request by the Owner for a Loan) is requested, plus 0.25%;

     n = the Accumulation Period from which the surrender or transfer occurs in months; and


 DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT  24





     t = the number of elapsed months (or portion thereof) in the Accumulation Period from which the surrender or transfer occurs.

If an Accumulation Period equal to the time remaining is not issued by the Company, the rate will be an interpolation between two available Accumulation Periods. If two such Accumulation Periods are not available, we will use the rate for the next available Accumulation Period.

If the Company is no longer declaring rates on new payments, we will use Treasury yields adjusted for investment risk as the basis for the Market Value Adjustment.

The MVA Factor shown above also accounts for some of the administrative and processing expenses incurred when fixed-interest investments are liquidated. This is represented in the addition of 0.25% in the MVA Factor.

The MVA Factor will be multiplied by that portion of the Specified Value being surrendered, transferred, or distributed for any other reason. If the result is greater than zero, a gain will be realized by the Owner; if less than zero, a loss will be realized. If the MVA Factor is exactly zero, no gain or loss will be realized by the Owner.


INVESTMENTS

Amounts allocated to the Guaranteed Interest Account with Market Value Adjustment are transferred to the General Account of the Company. Amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. This is unlike amounts allocated to the Subaccounts of the MONY America Variable Account A, which are not subject to the liabilities arising from the business the Company conducts.

The Company has sole investment discretion over the investment of the assets of the General Account. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Home Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; commercial and agricultural mortgage loans; other debt instruments; commercial paper; cash or cash equivalents.

Variable annuity Owners having allocated amounts to a particular Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment will not have a direct or indirect interest in these investments, nor will they have a claim against any particular assets of the Company. The overall investment performance of the General Account will not increase or decrease their claim against the Company.

There is no specific formula for establishing Specified Interest Rates. The Specified Interest Rates declared by the Company for the various Accumulation Periods will not necessarily correspond to the performance of any group of assets of the General Account. We will consider certain factors in determining these rates, such as regulatory and tax environment, sales commissions, administrative expenses borne by us, and competitive factors. The Company's management will make the final determination of these rates. However, the Specified Interest Rate will never be less than 3.50%.


25  DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT




6. SURRENDERS



--------------------------------------------------------------------------------

The Owner may elect to make a surrender of all or part of the Contract's Fund Value provided it is:

o   on or before the annuity payments start, and

o   during the lifetime of the Annuitant.

Any such election shall specify the amount of the surrender. The surrender will be effective on the date a proper written request is received by the Company at its Operations Center.

The amount of the surrender may be equal to the Contract's Cash Value, which is its Fund Value less:

(1)    any applicable surrender charge,

(2)    any applicable Market Value Adjustment, and

(3)    any outstanding debt.

The Surrender may also be for a lesser amount (a "partial surrender"). Requested partial surrenders that would leave a Cash Value of less than $1,000 are treated and processed as a full surrender. In such case, the entire Cash Value will be paid to the Owner. For a partial surrender, any surrender charge or any applicable market value adjustment will be in addition to the amount requested by the Owner.

A surrender will result in the cancellation of units of the particular subaccounts and the withdrawal of amounts credited to the Guaranteed Interest Account Accumulation Periods as chosen by the Owner. The aggregate value of the surrender will be equal to the dollar amount of the surrender plus, if applicable, any surrender charge and any applicable market value adjustment. For a partial surrender, the Company will cancel Units of the particular subaccounts and withdraw amounts from the Guaranteed Interest Account with Market Value Adjustment Accumulation Period under the allocation specified by the Owner. The unit value will be calculated as of the Business Day the surrender request is received. Allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages (totaling 100%). At least 10% of the partial surrender must be allocated to any subaccount or an Accumulation Period in the Guaranteed Interest Account with Market Value Adjustment designated by the Owner. The request will not be accepted if:

o there is insufficient Fund Value in the Guaranteed Interest Account with Market Value Adjustment or a subaccount to provide for the requested allocation against it, or

o    the request is incomplete or incorrect.

Any surrender charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount in the same proportion that each allocation bears to the total amount of the partial surrender. Contracts issued in the States of Maryland, New Jersey, Oklahoma, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania, to the extent the Owner allocates investments to the Guaranteed Interest Account, must maintain a minimum Fund Value in the Guaranteed Interest Account of $2,500.

The amount of any surrender or transfer payable from MONY America Variable Account A will be paid in accordance with the requirements of state insurance departments and the 1940 Act. However, the Company may be permitted to postpone such payment under the 1940 Act. Postponement is currently permissible only for any period during which:

(1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

Any surrender involving payment from amounts credited to the Guaranteed Interest Account with Market Value Adjustment may be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender is received by the Company. Surrenders involving payment from the Guaranteed Interest Account with Market Value Adjustment may in certain circumstances and in certain states also be subject to a market value adjustment, in addition to a surrender charge. The Owner may elect to have the amount of a surrender settled under one of the settlement options of the Contract. (See "Annuity provisions".)

Contracts offered by this prospectus may be issued in connection with retirement plans meeting the requirements of certain sections of the Internal Revenue Code. Owners should refer to the terms of their particular retirement plan for any limitations or restrictions on cash surrenders.

The tax results of a surrender should be carefully considered. (See "Federal tax status".)

Please note: if mandated under applicable law, we may be required to reject a Purchase Payment. In addition, we may also be required to block an Owner's account and thereby refuse to honor any request for transfers, partial surrenders, loans, or death benefits until instructions are secured from the appropriate regulator. We may be required to provide additional information about your account to government regulators.


                                                                  SURRENDERS  26




7. LOANS



--------------------------------------------------------------------------------

Qualified Contracts issued under an Internal Revenue Code Section 401(k) plan will have a loan provision (except in the case of contracts issued in Vermont) under which a loan can be taken using the Contract as collateral for the loan. All of the following conditions apply in order for the amount to be considered a loan, rather than a (taxable) partial surrender:

o    The term of the loan must be 5 years or less.

o    Repayments are required at least quarterly and must be substantially level.

o The loan amount is limited to certain dollar amounts as specified by the IRS.

The Owner (Plan Trustee) must certify that these conditions are satisfied.

In any event, the maximum outstanding loan on a Contract is 50% of the Fund Value in the subaccounts and/or the Guaranteed Interest Account with Market Value Adjustment. Loans are not permitted before the end of the right to return contract period. In requesting a loan, the Owner must specify the subaccounts from which Fund Value equal to the amount of the loan requested will be taken. Loans from the Guaranteed Interest Account with Market Value Adjustment are not taken until Fund Value in the subaccounts is exhausted. If Fund Value must be taken from the Guaranteed Interest Account with Market Value Adjustment in order to provide the Owner with the amount of the loan requested, the Owner must specify the Accumulation Periods from which Fund Values equal to such amount will be taken. If the Owner fails to specify subaccounts and Accumulation Periods, the request for a loan will be returned to the Owner.

Values are transferred to a loan account that earns interest at an annual rate of 3.50%. The annual loan interest rate charged on outstanding loan amounts will be 6%. If interest is not repaid each year, it will be added to the principal of the loan.

Loan repayments must be specifically earmarked as loan repayment and will be allocated to the subaccounts and/or the Guaranteed Interest Account with Market Value Adjustment using the most recent payment allocation on record. Otherwise, we will treat the payment as a Net Purchase Payment.
--------------------------------------------------------------------------------
LOAN -- Available under a Contract issued under Section 401(k) of the Code; subject to availability. To be considered a Loan: (1) the term must be no more than five years, (2) repayments must be at least quarterly and substantially level, and (3) the amount is limited to dollar amounts specified by the Code, not to exceed 50% of the Fund Value.
LOAN ACCOUNT -- A part of the General Account where Fund Value is held as collateral for a loan. An Owner may transfer Fund Value in the Subaccounts, and/or Guaranteed Interest Account with Market Value Adjustment to the Loan Account.
--------------------------------------------------------------------------------

27  LOANS




8. DEATH BENEFIT



--------------------------------------------------------------------------------

DEATH BENEFIT PROVIDED BY THE CONTRACT

The Company will pay a death benefit to the Beneficiary if:

(1)  the Annuitant dies, and

(2)  the death occurs before the annuity payments start.

The amount of the death benefit will be the greater of:

(1) the Fund Value less any outstanding debt on the date of the Annuitant's death;

(2) the Purchase Payments paid, less any partial surrenders and their surrender charges and market value adjustment and less any outstanding debt; or

(3)  an enhanced death benefit.

If there are funds allocated to the Guaranteed Interest Account with market value adjustment at the time of death, any applicable market value adjustment will be waived. If the death of the Annuitant occurs on or after the annuity payments start, no death benefit will be payable except as may be provided under the settlement option elected.


In general, on the death of an Owner who is not the Annuitant, amounts must be distributed from the Contract. (See "Provisions required by Section 72(s) of the Code" later in this prospectus.) We will impose applicable surrender charges. (See "Charges and deductions" later in this prospectus.)


ENHANCED DEATH BENEFIT OPTIONS

Your Contract provides a choice of two enhanced death benefit options when it is issued. If the Annuitant is age 0-75, the Owner may choose either enhanced death benefit -- 5 Year or enhanced death benefit -- 1 Year described below. If the Annuitant does not choose an option when the Contract is issued, the Annuitant will automatically receive the enhanced death benefit -- 5 Year. If your Contract was issued on or before August 16, 2000, you may have elected the enhanced death benefit -- 1 Year during the period from August 16, 2000 to September 22, 2000. Owners with these Contracts not making the election will retain the enhanced death benefit -- 5 Year.

ENHANCED DEATH BENEFIT -- 5 YEAR

On the 5th Contract anniversary and each subsequent 5th Contract anniversary prior to the Annuitant's 71st birthday, the enhanced death benefit may be increased. If the Annuitant is age 65 or over on the date of issue, the enhanced death benefit will be recalculated once on the 5th Contract anniversary. Thereafter the enhanced death benefit remains at its last value.

ENHANCED DEATH BENEFIT -- 1 YEAR

On the first Contract Anniversary and each subsequent Contract Anniversary prior to the Annuitant's 80th birthday, the enhanced death benefit may be increased. After the Annuitant reaches age 80, this enhanced death benefit provision expires. This option may not be currently available in all states.

AMOUNT OF THE ENHANCED DEATH BENEFIT PAYABLE ON DEATH UNDER ENHANCED DEATH BENEFIT OPTIONS


The recalculated enhanced death benefit is equal to the greater of:

(1) the Fund Value on the date the enhanced death benefit is to be recalculated; and

(2) the current enhanced death benefit proportionately reduced by any partial surrenders including surrender charges and any applicable market value adjustments assessed since the last recalculation of the enhanced death benefit.

The enhanced death benefit payable under both enhanced death benefit options is the enhanced death benefit on the date of death of the Annuitant, reduced proportionately for each partial surrender (including surrender charges and market value adjustments, if applicable) since the last recalculation date and less any outstanding debt.

In no event will the enhanced death benefit payable on death exceed 200% of:

o the total Purchase Payments reduced proportionately for each partial surrender (including surrender charges and applicable market value adjustments,), and less

o    any outstanding debt.

The proportionate reduction for each partial surrender will be equal to:

(1) the amount of that partial surrender (including any surrender charges and applicable Market Value Adjustment assessed), divided by

(2)  the Fund Value immediately before that partial surrender, multiplied by,


(3)  the enhanced death benefit immediately before the surrender.

Once the last value is set for the enhanced death benefit, it will not be recalculated. The last value is set for the 5 Year option prior to the Annuitant's 71st birthday or on the first 5th anniversary if the Contract is purchased on or after the Annuitant's age 65. The last value is set for the 1 Year option on the Contract Anniversary prior to the Annuitant's age 80. After the Annuitant reaches age 80, this enhanced death benefit provision expires.

All other basic death benefits as described in this prospectus continue to apply. The largest death benefit under any of these provisions will be paid.

The cost of an enhanced death benefit option is reflected in the mortality and expense risk charge.

ELECTION AND EFFECTIVE DATE OF ELECTION

The Owner may elect to have the death benefit of the Contract applied under one of four settlement options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. The election must take place:

(1)  during the lifetime of the Annuitant, and

(2)  before the annuity payments start.

                                                               DEATH BENEFIT  28




If no election of a settlement option for the death benefit is in effect on the date when proceeds become payable, the Beneficiary may elect:

(1)  to receive the death benefit in the form of a lump sum payment; or

(2)  to have the death benefit applied under one of the settlement options.

(See "Settlement options.") If an election by the payee is not received by the Company within one month following the date proceeds become payable, the payee will be considered to have elected a lump sum payment. Either election described above may be made by filing a written election with the Company in such form as it may require. Any proper election of a method of settlement of the death benefit by the Owner will become effective on the date it is signed. However, any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operations Center.

Settlement option availability may be restricted by the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the death benefit.

PAYMENT OF DEATH BENEFIT

If the death benefit is to be paid in one sum to the Beneficiary, payment will be made within seven (7) days of the date:

(1)  the election becomes effective, or

(2)  the election is considered to become effective, and

(3)  due proof of death of the Annuitant is received.

The Company may be permitted to postpone such payment from amounts payable from MONY America Variable Account A under the 1940 Act. If the death benefit is to be paid in one sum to the Successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company. Unless another election is made, the death benefit proceeds will be transferred to an interest bearing checking account. The Beneficiary may make partial or full withdrawals from such account through a checkbook provided to the Beneficiary.


29  DEATH BENEFIT




9. CHARGES AND DEDUCTIONS



--------------------------------------------------------------------------------
The following table summarizes the charges and deductions under the Contract (See "Summary of the Contract -- Fee tables" for more detailed information):

-----------------------------------------------------------------------------------------------------------------------------
DEDUCTIONS FROM PURCHASE PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------
Tax charge                                                  Range for State and local -- 0%-3.50%(1).
                                                            Federal -- Currently 0% (Company reserves the right to charge in the future.)
-----------------------------------------------------------------------------------------------------------------------------
DAILY DEDUCTIONS FROM MONY AMERICA VARIABLE ACCOUNT A
-----------------------------------------------------------------------------------------------------------------------------
Mortality & expense risk charge                             Maximum daily rate -- 0.003699%
Annual Rate deducted daily from average daily net assets    Maximum Annual rate -- 1.35%
-----------------------------------------------------------------------------------------------------------------------------
DEDUCTIONS FROM FUND VALUE
-----------------------------------------------------------------------------------------------------------------------------
Annual contract charge                                      Maximum of $50 ($30 in some states) on 30 days written notice
                                                            Current charge is $0
-----------------------------------------------------------------------------------------------------------------------------
Transaction and other charges                               Maximum of $25
Transfer charge                                             Current charge is $0
-----------------------------------------------------------------------------------------------------------------------------
Surrender charge                                            See grading schedule and "Charges and deductions -- Charges
Grades from 7% to 0% of Fund Value surrendered based on a   against fund value" for details of how it is computed.
schedule.
-----------------------------------------------------------------------------------------------------------------------------
Loan interest spread                                        2.50%
-----------------------------------------------------------------------------------------------------------------------------

(1)    Company currently assumes responsibility; current charge to Owner 0%.


The following provides additional details of the charges and deductions under the Contract.

The amount of the charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use such profits for any corporate purpose, including the payment of sales expenses.

DEDUCTIONS FROM PURCHASE PAYMENTS


Deductions may be made from Purchase Payments for a charge for state and local premium or similar taxes prior to allocation of any Net Purchase Payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future Purchase Payments. If the Company is going to make deductions for such tax from future Purchase Payments, it will give 30 days notice to each affected Owner.

CHARGES AGAINST FUND VALUE

DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT A

MORTALITY AND EXPENSE RISK CHARGE. The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of MONY America Variable Account A. This daily charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.35% from the value of the net assets of MONY America Variable Account
A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.35% from the value of the net assets of MONY America Variable Account
A. The charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. The mortality and expense risk charges will not be deducted from the Guaranteed Interest Account with Market Value Adjustment. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.003699% (guaranteed not to exceed 0.003699%) multiplied by the number of days since the last Business Day.


The Company believes that this level of charge is within the range of industry practice for comparable individual flexible payment variable annuity contracts.


The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3.50% interest. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.


If the amount of the charge exceeds the amount needed, the excess will be kept by the Company in its General Account. If the amount of the charge is inadequate, the Company will pay the difference out of its General Account.

DEDUCTIONS FROM FUND VALUE

ANNUAL CONTRACT CHARGE. The Company has primary responsibility for the administration of the Contract and MONY America Variable Account A. An annual contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.




                                                      CHARGES AND DEDUCTIONS  30





The Company intends to administer the Contract itself through an arrangement whereby it may buy some administrative services from AXA Equitable and such other sources as may be available.

Currently, there is no annual contract charge. The Company may in the future impose an annual contract charge. The charge will never, however, exceed $50. The Owner will receive a written notice 30 days in advance of any change in the charge. Any applicable charge will be assessed once per year on the Contract Anniversary, starting on the first Contract Anniversary.

If imposed, the annual contract charge is deducted from the Fund Value on each Contract Anniversary before the date annuity payments start.

The amount of the charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount of MONY America Variable Account A in the same proportion that the Fund Value in those accounts bears to the Fund Value of the Contract. The Company does not expect to make any profit from the annual contract charge.

TRANSFER CHARGE. Contract value may be transferred among the subaccounts or to or from the Guaranteed Interest Account with Market Value Adjustment and one or more of the subaccounts (including transfers made by telephone, if permitted by the Company). The Company reserves the right to impose a transfer charge for each transfer instructed by the Owner in a Contract Year. The transfer charge compensates the Company for the costs of effecting the transfer. The transfer charge will not exceed $25 (except for contracts issued in the states of South Carolina and Texas where it will not exceed $10). The Company does not expect to make a profit from the transfer charge. If imposed, the transfer charge will be deducted from the Contract's Fund Value held in the subaccount(s) or from the Guaranteed Interest Account with Market Value Adjustment from which the first transfer is made.

SURRENDER CHARGE. A contingent deferred sales charge (called a "surrender charge") will be imposed when a full or partial surrender is requested or at the start of annuity benefits if it is during the first eight years of the Contract.


The surrender charge will never exceed 7% of total Fund Value. The surrender charge is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference. The Company will use funds from its General Account, which may contain funds deducted from MONY America Variable Account A to cover mortality and expense risks borne by the Company. (See "Charges against fund value -- Mortality and expense risk charge.")

We impose a surrender charge when a full or partial surrender is made during the first eight (8) Contract Years, except as provided below.

A surrender charge will not be imposed:

(1)  Against Fund Value surrendered after the eighth Contract Year.

(2) To the extent necessary to permit the Owner to obtain an amount equal to the free partial surrender amount (See "Free partial surrender amount").

(3) If the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A (See "Settlement options"). The elimination of a Surrender Charge in this situation does not apply to contracts issued in the State of Texas.

In no event will the aggregate surrender charge exceed 7% of the Fund Value. Further, in no event will the surrender charges imposed, when added to any surrender charges previously paid on the Contract, exceed 9% of aggregate Purchase Payments made to date for the Contract.

The Owner may specify whether he/she wants the surrender charge to be deducted from the amount requested for surrender or the Fund Value remaining. If not specified or if the Fund Value remaining is not sufficient, then the surrender charge will be deducted from the amount requested for surrender. If it is specified that the surrender charge will come from the remaining Fund Value and it is sufficient, then the Company will determine the appropriate amount to be surrendered in order to pay the surrender charge. Any surrender charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount of MONY America Variable Account A in the same proportion that the amount of the partial surrender allocated against those accounts bears to the total amount of the partial surrender.

If any surrender from the Guaranteed Interest Account with Market Value Adjustment occurs prior to the Maturity Date for any particular Accumulation Period elected by the Owner, the amount surrendered will be subject to a Market Value Adjustment in addition to Surrender Charges.

No surrender charge will be deducted from Death Benefits except as described in "Death benefit."

If The MONYMaster variable annuity contract issued by MONY Life Insurance Company of America has been exchanged for this Contract, a separate effective date was assigned to this Contract by endorsement for purposes of determining the amount of any surrender charge. The surrender charge effective date of this Contract with the endorsement is the effective date of The MONYMaster variable annuity contract. Your agent can provide further details.

A separate surrender charge effective date does not apply in states where the endorsement has not been approved. We reserve the right to disallow exchanges for this Contract at any time.


AMOUNT OF SURRENDER CHARGE. The amount of the surrender charge is equal to a varying percentage of Fund Value during the first 8 Contract Years. The percentage is determined by multiplying the surrender charge percentage for the Contract Year by the amount of Fund Value requested as follows:



--------------------------------------------------------
SURRENDER CHARGE PERCENTAGE TABLE
--------------------------------------------------------
CONTRACT YEAR           SURRENDER CHARGE (AS A
                        PERCENTAGE OF FUND VALUE
                        SURRENDERED)
--------------------------------------------------------
1                       7%
--------------------------------------------------------
2                       7
--------------------------------------------------------
3                       6
--------------------------------------------------------
4                       6
--------------------------------------------------------
5                       5
--------------------------------------------------------
6                       4
--------------------------------------------------------
7                       3
--------------------------------------------------------
8                       2
--------------------------------------------------------
9 (or more)             0
--------------------------------------------------------




31  CHARGES AND DEDUCTIONS






The amount of the surrender charge is in addition to any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. (See "Guaranteed Interest Account with Market Value Adjustment -- Surrenders" for further details.)

FREE PARTIAL SURRENDER AMOUNT. The surrender charge may be reduced by using the free partial surrender amount provided for in the Contract. The surrender charge will not be deducted in the following circumstances:

(1) For Qualified Contracts, (other than contracts issued for IRA and SEP-IRA), an amount each Contract Year up to the greater of:

     (a)   $10,000 (but not more than the Contract's Fund Value), or

     (b) 10% of the Contract's Fund Value at the beginning of the Contract Year (except, if the surrender is requested during the first Contract Year, then 10% of the Contract's Fund Value at the time the first surrender is requested).

(2) For Non-Qualified Contracts (and contracts issued for IRA and SEP-IRA), an amount up to 10% of the Fund Value at the beginning of the Contract Year (except, if the surrender is requested during the first Contract Year, then 10% of the Contract's Fund Value at the time the first surrender is requested) may be received in each Contract Year without a surrender charge.

Free partial surrenders may only be made to the extent Cash Value in the subaccounts and/or Guaranteed Interest Account is available. For example, the Fund Value in MONY America Variable Account A could decrease (due to unfavorable investment experience) after part of the 10% was withdrawn. In that case it is possible that there may not be enough Cash Value to provide the remaining part of the 10% free partial surrender amount.

Contract Fund Value here means the Fund Value in the subaccounts (and the Guaranteed Interest Account with Market Value Adjustment not the Loan Account). This reduction of surrender charge does not affect any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. (See "Guaranteed Interest Account with Market Value Adjustment -- Surrenders" and the prospectus for the Guaranteed Interest Account with Market Value Adjustment which accompanies this prospectus for further details.)

TAXES

Currently, no charge will be made against MONY America Variable Account A for federal income taxes. However, the Company may make such a charge in the future if income or gains within MONY America Variable Account A will incur any federal income tax liability. Charges for other taxes, if any, attributable to MONY America Variable Account A may also be made. (See "Federal tax status".)

INVESTMENT ADVISORY FEE

Each portfolio in which the MONY America Variable Account A invests incurs certain fees and charges. To pay for these fees and charges, the portfolio makes deductions from its assets. Certain portfolios available under the Contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. The portfolio expenses are described more fully in each Fund prospectus.

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay these commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and the cost of Contract benefits through the fees and charges imposed under the Contracts. (See "Distribution of the Contracts" for more information.)



                                                      CHARGES AND DEDUCTIONS  32




10. ANNUITY PROVISIONS



--------------------------------------------------------------------------------

ANNUITY PAYMENTS

Annuity payments under a Contract will begin on the date that is selected by the Owner when the Contract is applied for. The date chosen for the start of annuity payments may be:

(1)  no earlier than the 10th Contract Anniversary, and

(2)  no later than the Contract Anniversary after the Annuitant's 95th birthday.

The minimum number of years from the Effective Date to the start of annuity payments is 10. The date when annuity payments start may be:

(1)  Advanced to a date that is not earlier than the 10th Contract Anniversary.

(2)  Deferred from time to time by the Owner by written notice to the Company.

The date when annuity payments start will be advanced or deferred if:

(1) Notice of the advance or deferral is received by the Company prior to the current date for the start of annuity payments.

(2) The new start date for annuity payments is a date which is not later than the Contract Anniversary after the Annuitant's 95th birthday.

A particular retirement plan may contain other restrictions.

When annuity payments begin, unless Settlement Option 3 or 3A is elected, the Contract's Cash Value, less any tax charge which may be imposed, will be applied to provide an annuity or any other option previously chosen by the Owner and permitted by the Company. If Settlement Option 3 or 3A is elected, the Contract's Fund Value (less any state taxes imposed when annuity payments begin) will be applied to provide an annuity.

A supplementary contract will be issued when proceeds are applied to a settlement option. That contract will describe the terms of the settlement. No payments may be requested under the Contract's surrender provisions after annuity payments start. No surrender will be permitted except as may be available under the settlement option elected.

For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on when annuity payments start.

ELECTION AND CHANGE OF SETTLEMENT OPTION

During the lifetime of the Annuitant and prior to the start of annuity payments, the Owner may elect:

o   one or more of the settlement options described below, or

o   another settlement option as may be agreed to by the Company.

The Owner may also change any election if written notice of the change is received by the Company at its Operation Center prior to the start of annuity payments. If no election is in effect when annuity payments start, a lump sum payment will be considered to have been elected. For contracts issued in the State of Texas, if no election is in effect when annuity payments start, Settlement Option 3 with a period certain of 10 years will be considered to have been elected.

Settlement options may also be elected by the Owner or the Beneficiary as provided in the "Death benefit" and "Surrenders" sections of this prospectus. (See "Death benefit" and "Surrenders").


Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.

SETTLEMENT OPTIONS

Proceeds settled under the settlement options listed below or otherwise currently available will not participate in the investment experience of the MONY America Variable Account A. Unless you select Settlement Option 1, the settlement option may not be changed once payments begin.

SETTLEMENT OPTION 1 -- INTEREST INCOME: Interest on the proceeds at a rate (not less than 2.75% per year) set by the Company each year. The Option will continue until the earlier of the date that the payee dies or the date you elect another settlement option. Under certain contracts, this option is not available if the Annuitant is the payee.

SETTLEMENT OPTION 2 -- INCOME FOR SPECIFIED PERIOD: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

SETTLEMENT OPTION 3 -- SINGLE LIFE INCOME: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

SETTLEMENT OPTION 3A -- JOINT LIFE INCOME: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.


SETTLEMENT OPTION 4 -- INCOME OF SPECIFIED AMOUNT: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2.75% per year.

The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.


The annuity payment rates may vary according to the Settlement Option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Settlement Options 3 and


33  ANNUITY PROVISIONS




3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3.50% interest per year.

Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will consider the election to have been made of the longest period certain.

In Qualified Plans, settlement options available to Owners may be restricted by the terms of the plans.

FREQUENCY OF ANNUITY PAYMENTS

At the time the settlement option is chosen, the payee may request that it be paid:

o   Quarterly:

o   Semiannually: or

o   Annually

If the payee does not request a particular installment payment schedule, the payments will be made in monthly installments. However, if the net amount available to apply under any settlement option is less than $1,000, the Company has the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of the payments to result in payments of at least $25.

ADDITIONAL PROVISIONS

The Company may require proof of the age of the Annuitant before making any life annuity payment under the Contract. If the Annuitant's age has been misstated, the amount payable will be the amount that would have been provided under the settlement option at the correct age. Once life income payments begin, any underpayments will be made up in one sum with the next annuity payment. Overpayments will be deducted from the future annuity payments until the total is repaid.

For contracts issued in the State of Washington, any underpayment by the Company will be paid in a single sum after the correction of the misstatement.

The Contract may be required to be returned upon any settlement. Prior to any settlement of a death claim, proof of the Annuitant's death must be submitted to the Company.

Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company requires proof satisfactory to it that such condition has been met.

The Contracts described in this prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates that apply to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris , and Title VII, generally and any comparable state laws that may apply, on any employment-related plan for which a Contract may be purchased.

The Contract is incontestable from its date of issue.

GUARANTEED INTEREST ACCOUNT AT ANNUITIZATION

On the Annuity Starting Date, the Contract's Cash Value, including the Cash Value of all Accumulation Periods of the Guaranteed Interest Account with Market Value Adjustment, will be applied to provide an annuity or any other option previously chosen by the Owner and permitted by the Company. No Market Value Adjustment will apply at annuitization if the owner elects Settlement Option 3 or 3A. For more information about annuitization and annuity options, please refer to the Contract.


                                                          ANNUITY PROVISIONS  34




11. OTHER PROVISIONS



--------------------------------------------------------------------------------

OWNERSHIP

The Owner has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and Secondary Annuitant if one has been named), the Owner is the person so designated in the application, unless:

(1)    a change in Owner is requested, or

(2)    a Successor Owner becomes the Owner.

The Owner may name a Successor Owner or a new Owner at any time. If the Owner dies, the Successor Owner, if living, becomes the Owner. Any request for change must be:

(1)    made in writing, and

(2)    received at the Company.

The change will become effective as of the date the written request is signed.
A new choice of Owner or Successor Owner will apply to any payment made or action taken by the Company after the request for the change is received.
Owners should consult a competent tax adviser prior to changing Owners.
--------------------------------------------------------------------------------
SUCCESSOR OWNER -- The living person who, at the death of the Owner, becomes the new Owner.
--------------------------------------------------------------------------------
PROVISION REQUIRED BY SECTION 72(S) OF THE CODE


The entire interest under a Non-Qualified Contract must be distributed within five years after the Owner's death if:

(1)  the Owner dies

     (a)    before the start of annuity payments, and

     (b)    while the Annuitant is living; and

(2) that Owner's spouse is not the Successor Owner as of the date of the Owner's death.

Satisfactory proof of death must be provided to the Company.


Spousal status is determined under federal law for this purpose.


The surrender proceeds may be paid over the life of the Successor Owner if:

(1)  the Successor Owner is the Beneficiary, and

(2)  the Successor Owner chooses that option.

Payments must begin no later than one year after the date of death. If the Successor Owner is a surviving spouse, then the surviving spouse will be treated as the new Owner of the Contract. Under such circumstances, it is not necessary to surrender the Contract.

However, under the terms of the Contract, if the spouse is not the Successor
Owner:

(1)  the Contract will be surrendered as of the date of death, and

(2)  the proceeds will be paid to the Beneficiary.

This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

If the Owner dies on or after annuity payments start, any remaining portion of the proceeds will be distributed using a method that is at least as quick as the one used as of the date of the Owner's death.

PROVISION REQUIRED BY SECTION 401(A)(9) OF THE CODE

The entire interest of a Qualified Plan participant in the Contract generally will begin to be distributed no later than the required beginning date. For this purpose "Qualified Plans" include those intended to qualify under Sections 401 and 408 of the Code. Distribution will occur either by or beginning not later than April 1 of the calendar year following the calendar year the Qualified Plan Participant attains age 70-1/2. The interest is distributed:

(1)  over the life of such Participant, or

(2)  the lives of such Participant and designated Beneficiary.

If (i) required minimum distributions have begun, and (ii) the Participant dies before the Owner's entire interest has been distributed to him/her, the remaining distributions will be made using a method that is at least as rapid as that used as of the date of the Participant's death.

The Contract generally will be surrendered as of the Participant's death if:

(1)  the Participant dies before the start of such distributions, and

(2)  there is no designated Beneficiary.

The surrender proceeds generally must be distributed within 5 years after the date of death. But, the surrender proceeds may be paid over the life of any designated Beneficiary at his/her option. In such case, distributions will begin not later than one year after the December 31 following the Participant's death. If the designated Beneficiary is the surviving spouse (as defined by federal law) of the Participant, distributions will begin not earlier than the December 31 following the date on which the Participant would have attained age 70-1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forgo distribution and treat the IRA as his/her own plan. Although the lifetime required minimum distribution rules do not apply to Roth IRAs under Section 408A of the Code, the post-death distribution rules apply.

It is the Owner's responsibility to assure that distribution rules imposed by the Code will be met. The Owner should consider the effect of recent revisions to the distribution rules which could increase the minimum distribution amount required from annuity contracts funding Qualified Plans where certain additional benefits are purchased under the Contract, such as enhanced death benefits. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. The Owner may want to consult a tax advisor concerning the potential application of these complex rules before purchasing this annuity Contract or purchasing additional features under this annuity Contract or making additional Purchase Payments under this annuity Contract.


35  OTHER PROVISIONS




SECONDARY ANNUITANT

Except where the Contract is issued in connection with a Qualified Plan, a Secondary Annuitant may be designated by the Owner. Such designation may be made once before annuity payments begin, either:

(1)  in the application for the Contract, or

(2) after the Contract is issued, by written notice to the Company at its Operations Center.

The Secondary Annuitant may be deleted by written notice to the Company at its Operations Center. A designation or deletion of a Secondary Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to:

(1)  any payment made by the Company, or

(2) action taken by the Company before the receipt of the notice at the Company's Operations Center.

You cannot change the Secondary Annuitant, but you can delete the Secondary Annuitant.

The Secondary Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary following the Secondary Annuitant's 95th birthday.

On the death of the Annuitant, the Secondary Annuitant will become the Annuitant, under the following conditions:

(1) the death of the Annuitant must have occurred before the Annuity starting date;

(2)  the Secondary Annuitant is living on the date of the Annuitant's death;

(3) if the Annuitant was the Owner on the date of death, the Successor Owner must have been the Annuitant's spouse (as defined by federal law); and

(4) if the date annuity payments start is later than the Contract Anniversary nearest the Secondary Annuitant's 95th birthday, the date annuity payments start will be automatically advanced to that Contract Anniversary.


EFFECT OF SECONDARY ANNUITANT'S BECOMING THE ANNUITANT. If the Secondary Annuitant becomes the Annuitant, the Death Benefit proceeds will be paid to the Beneficiary only on the death of the Secondary Annuitant. If the Secondary Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be automatically changed to the person who was the successor Beneficiary on the date of death. If there was no successor Beneficiary, then the Secondary Annuitant's executors or administrators, unless the Owner directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Secondary Annuitant as if the Secondary Annuitant were the Annuitant.


ASSIGNMENT

The Owner may assign the Contract. However, the Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Administrative Office. The Company is not responsible for determining the validity or effect of any assignment. The Company shall not be liable for any payment or other settlement made by the Company before receipt of the assignment.

If the Contract is issued under certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under conditions allowed under applicable law.

Because an assignment may be a taxable event, a Owner should consult a competent tax adviser before assigning the Contract.

CHANGE OF BENEFICIARY

So long as the Contract is in effect the Owner may change the Beneficiary or successor Beneficiary. A change is made by submitting a written request to the Company at its Operations Center. The form of the request must be acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed. The Company will not, however, be liable for any payment made or action taken before receipt and acknowledgement of the request at its Operations Center.

SUBSTITUTION OF SECURITIES

The Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Contract Purchase Payments if:

(1) the shares of any portfolio of the Funds is no longer available for investment by MONY America Variable Account A, or

(2) in the judgment of the Company's Board of Directors, further investment in shares of one or more of the portfolios of the Funds is inappropriate based on the purposes of the Contract.

The new portfolios may have higher fees and charges than the ones they replaced, and not all portfolios may be available to all classes of contracts. We will notify you before we substitute securities in any subaccount, and, to the extent required by law, we will obtain prior approval from the Securities and Exchange Commission and the Arizona Insurance Department. We also will obtain any other required approvals (See "Who is MONY Life Insurance Company of America -- MONY America Variable Account A" for more information about changes we may make to the subaccounts).

CHANGES TO CONTRACTS

The Company reserves the right, subject to compliance with laws that apply, to unilaterally change your Contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the Contract must be in writing and made by our authorized officer. We will provide notice of any contract change.

CHANGE IN OPERATION OF MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event the registration is no longer required, or MONY America Variable Account A may be combined with any of other subaccounts.

Deregistration of MONY America Variable Account A requires an order by the Securities and Exchange Commission. If there is a change in the operation of MONY America Variable Account A under this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.


                                                            OTHER PROVISIONS  36




12. VOTING RIGHTS



--------------------------------------------------------------------------------

All of the assets held in the subaccounts of MONY America Variable Account A will be invested in shares of the designated portfolios of the Funds. The Company is the legal holder of these shares.

To the extent required by law, the Company will vote the shares of each of the Funds held in MONY America Variable Account A (whether or not attributable to contract owners).

We will determine the number of votes which you have the right to cast by applying your percentage interest in a subaccount to the total number of votes attributable to that subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote portfolio shares of a class held in a subaccount for which we received no timely instructions in proportion to the voting instructions which we received for all contracts participating in that subaccount. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a Fund calls a shareholder's meeting, each person having a voting interest in a subaccount will receive proxy voting material, reports, and other materials relating to the relevant portfolio. Since each Fund may engage in shared funding, other persons or entities besides the Company may vote Fund shares.


37  VOTING RIGHTS




13. DISTRIBUTION OF THE CONTRACTS



--------------------------------------------------------------------------------


The Contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account
A. The offering of the Contracts is intended to be continuous.

AXA Advisors is an affiliate of the Company, and AXA Distributors is an indirect wholly owned subsidiary of the Company. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA" ). Both broker-dealers also act as distributors for the Company's life and annuity products.

The Contracts are sold by financial professionals of AXA Advisors and its affiliates. The Contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

The Company pays compensation to both Distributors based on Contracts sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its Contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your Contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the Contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the Contract, see "Summary of the Contract" and "Charges and deductions" earlier in this prospectus.

COMPENSATION PAID TO THE DISTRIBUTORS.   The Company pays compensation to the
Distributors based on Purchase Payments made on the Contracts sold through the Distributors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 6.50% of the total Purchase Payments made under the Contracts, plus, starting in the second Contract Year, up to 0.25% of the Fund Value of the Contracts ("asset-based compensation"). The Distributors, in turn, may pay a portion of the compensation received from the Company to the Distributors financial professional and/or the Selling broker-dealer making the sale. The compensation paid by the Distributors varies among financial professionals and among Selling broker-dealers. The Distributors also pay a portion of the compensation it receives to its managerial personnel. When a Contract is sold by a Selling broker-dealer, the Selling broker-dealer, not the Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the Contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company Contracts and Contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

The Company also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of the Company's distribution agreements with AXA Distributors.

DIFFERENTIAL COMPENSATION PAID BY AXA ADVISORS. In an effort to promote the sale of the Company's products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of the Company's Contract than it pays for the sale of a Contract or other financial product issued by a company other than the Company. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company's Contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company's Contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company's Contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend the Company's Contract over a Contract or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may



                                               DISTRIBUTION OF THE CONTRACTS  38





also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the Contract owner. Payments may be based on the aggregate account value attributable to Contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements").

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company Contracts over Contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2010) received additional payments. These additional payments ranged from $127 to $3,689,426. The Company and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.

1st Global Capital Corporation
Advantage Capital Corporation
AG Edwards
American General Securities Inc
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Associated Securities Corp.
Bank of America
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Colonial Brokerage, Inc.
Comerica Securities
Commonwealth Financial Network
CUSO Financial Services, LP
Essex National Securities Inc
FFP
Financial Network Investment Corporation
First Allied Securities
First Citizens Investor Services
First Tennessee Brokerage, Inc.
FSC Securities Corporation
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Investment Centers of America/First Dakota Inc.
IFC Holdings Inc. DBA Invest Financial Corporation
Investment Professionals, Inc.
Investors Capital Corporation
Ironstone Securities, Inc
J.P. Turner & Co. LLC
James T. Borello & Co.
Janney Montgomery Scott
Key Investment Sevices, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Financial Corporation
M&T Securities
Merrill Lynch Life Agency
MML Investors Services LLC
Morgan Keegan
Morgan Stanley Smith Barney - Morgan Stanley & Co., Incorporated
Multi-Financial Securities Corporation
National Planning Corporation
Next Financial Group, Inc.
NFP Securities, Inc.
Pension Planners Securities Inc
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Oppenheimer & Co. Inc.
Raymond James & Associates Inc
Raymond James Financial Service
RBC Capital Markets Corp.
Robert W Baird
Royal Alliance Associates Inc.
RW Baird - Robert N. Baird & Co. Incorporated
Sage Point Financial, Inc
Securities America, Inc.
SII Investments, Inc.
Sorrento Pacific Financial LLC
Stifel, Nicolaus & Co.
Summit Brokerage Services, Inc
Termed/Gunnallen Financial, Inc.
Termed/Mutual Service Corporation
Transamerica Financial Advisors, Inc.
U.S Bancorp Investments, Inc.
UBS Financial Services, Inc.
United Planners' Financial Service of America
UVEST Financial Services Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Advisors Financial Network LLC
Wells Fargo Advisors
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.


39  DISTRIBUTION OF THE CONTRACTS




14. FEDERAL TAX STATUS



--------------------------------------------------------------------------------

INTRODUCTION

The Contract described in this prospectus is designed for use in connection with certain types of Qualified Plans and on a nonqualified basis. The ultimate effect of federal income taxes on

o    the value of the Contract's Fund Value,

o    annuity payments,

o    death benefit, and

o economic benefit to the Owner, Annuitant, and the Beneficiary may depend upon

o    the type of retirement plan for which the Contract is purchased, and

o    the tax and employment status of the individual concerned.


The following discussion of the treatment of the Contract and of the Company under the federal income tax laws is general in nature. The discussion is based on the Company's understanding of current federal income tax laws, and is not intended as tax advice. These federal income tax laws may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any legislation will actually be proposed or enacted. Any person considering the purchase of a contract or making additional Purchase Payments under this Contract should consult a qualified tax adviser. Additional information of the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.


TAXATION OF ANNUITIES IN GENERAL

The Contract described in this prospectus is designed for use in connection with Qualified Plans and on a nonqualified basis. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contract. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified Contracts if the Owner is other than a natural person unless the Contract is held as an agent for a natural person. Annuity payments made under a contract are generally taxable to the Annuitant as ordinary income except to the extent of:

o    Participant after-tax contributions (in the case of Qualified Plans), or

o    Owner contributions (in the case of Non-Qualified Contracts).

Owners, Annuitants, and Beneficiaries should seek advice from their own tax advisers about the tax consequences of distributions, withdrawals and payments under Non-Qualified Contracts and under any Qualified Plan in connection with which the Contract is purchased. For Qualified Contracts, among other things individuals should discuss with their tax advisors are the "required minimum distribution rules" which generally require distributions to be made after age 70-1/2 and after death, including requirements applicable to the calculation of such required distributions from annuity contracts funding Qualified Plans.

Federal tax law imposes requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include, but are not limited to, transfers, including gratuitous transfers, and pledges of the contract both of which are treated the same as distributions. Distributions from all annuity contracts issued during any calendar year by the same company (or an affiliate) to the Owner (other than those issued to qualified retirement plans) in the same year will be treated as distributed from one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules affects Qualified Plans.

The Company will withhold and remit to the United States Government and, where applicable, to state and local governments, part of the taxable portion of each distribution made under a contract unless the Owner or Annuitant

(1)  provides his or her taxpayer identification number to the Company, and

(2)  notifies the Company that he or she chooses not to have amounts withheld.

Distributions of plan benefits from qualified retirement plans, other than traditional individual retirement arrangements ("traditional IRAs"), generally will be subject to mandatory federal income tax withholding unless they are:

(1) Part of a series of substantially equal periodic payments (at least annually) for

     (a)  the participant's life or life expectancy,

     (b) the joint lives or life expectancies of the participant and his/ her beneficiary,

     (c)  or a period certain of not less than 10 years;

(2)  Required minimum distributions; or

(3)  Qualifying hardship distributions.

The withholding can be avoided if the participant's interest is directly rolled over by the old plan to another eligible retirement plan, including an IRA. A direct rollover transfer to the new plan can be made only in accordance with the terms of the old plan.

The Company may be liable for payment of the generation skipping transfer tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.


                                                          FEDERAL TAX STATUS  40




RETIREMENT PLANS

Aside from Contracts purchased on a non-qualified basis the Contract described in this prospectus currently is designed for use with the following types of retirement plans:

(1) Pension and Profit Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R. 10 (Keogh) Plans;

(2) Individual Retirement Annuities permitted by Section 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to
     Section 408(k);

(3)  Roth IRAs permitted by Section 408A of the Code; and

(4) Deferred compensation plans provided by certain governmental entities and tax-exempt organizations under Section 457.

The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made here to provide more than general information about the use of the Contract with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.

TAX TREATMENT OF THE COMPANY

Under existing federal income tax laws, the income of MONY America Variable Account A, to the extent that it is applied to increase reserves under the Contract, is substantially nontaxable to the Company.


41  FEDERAL TAX STATUS




15. ADDITIONAL INFORMATION AND INCORPORATION OF CERTAIN INFORMATION BY
REFERENCE


--------------------------------------------------------------------------------


The Company's Annual Report on Form 10-K for the period ended December 31, 2010 (the "Annual Report") is considered to be part of this prospectus because it is incorporated by reference.

The Company files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, The Company has filed with the SEC a registration statement relating to the Guaranteed Interest Account with Market Value Adjustment (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.


After the date of this prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000835357. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to MONY Life Insurance Company of America, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.


 ADDITIONAL INFORMATION AND INCORPORATION OF CERTAIN INFORMATION BY REFERENCE 42




16. LEGAL PROCEEDINGS



--------------------------------------------------------------------------------

MONY Life Insurance Company of America and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an Owner's interest in MONY America Variable Account A, nor would any of these proceedings be likely to have a material adverse effect upon MONY America Variable Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.



43  LEGAL PROCEEDINGS




17. FINANCIAL STATEMENTS



--------------------------------------------------------------------------------


The audited financial statements of MONY America Variable Account A and the Company are set forth in the Statement of Additional Information. These financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm.

The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts. You should not consider the financial statements of the Company as affecting investment performance of assets in the Variable Account. PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence rules, and as disclosed in the Company's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

ABOUT THE GENERAL ACCOUNT

This Contract was offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a Contract's account value or any guaranteed benefits with which the Contract was issued. The Company is solely responsible to the Contract owner for the Contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by the Company's general account and are subject to the Company's claims paying ability. An owner should look to the financial strength of the Company for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular Contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Insurance Department of the State of Arizona and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.



                                                        FINANCIAL STATEMENTS  44




Appendix I: Condensed financial information



--------------------------------------------------------------------------------
                     MONY LIFE INSURANCE COMPANY OF AMERICA
                        MONY AMERICA VARIABLE ACCOUNT A
                            ACCUMULATION UNIT VALUES


                                                                         UNIT VALUE
                                                 ----------------------------------------------------------
                                                  DEC. 31,        DEC. 31,         DEC. 31,       DEC. 31,
SUBACCOUNT                                         2010             2009            2008            2007
-----------------------------------------------------------------------------------------------------------
All Asset Allocation                               $10.57           $9.32          $7.49          $10.90
-----------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                            8.41            7.54           6.00           10.01
-----------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                         10.41            9.84           9.08           10.34
-----------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                     9.86            9.16           8.11           10.21
-----------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                              9.52            8.78           7.60           10.20
-----------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                         9.03            8.20           6.82           10.13
-----------------------------------------------------------------------------------------------------------
Dreyfus Stock Index                                  9.38            8.27           6.64           10.69
-----------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                     10.86            9.81           7.63           12.19
-----------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                    12.46           10.92           9.92           14.85
-----------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                      6.76            6.07           4.69            8.66
-----------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                         8.61            7.52           5.78            9.69
-----------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                                  12.75           12.18          12.00           13.32
-----------------------------------------------------------------------------------------------------------
EQ/Equity Growth PLUS                               10.85            9.54           7.57           12.85
-----------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                   13.96           12.91          11.22           13.20
-----------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                        32.00           24.45          17.52           25.61
-----------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index               13.60           13.19           --              --
-----------------------------------------------------------------------------------------------------------
EQ/International Growth                             13.16           11.61           8.57           14.55
-----------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                    12.08           10.40           8.90           14.19
-----------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                                    14.10           11.34           8.41           16.77
-----------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                               13.58           11.23           --              --
-----------------------------------------------------------------------------------------------------------
EQ/Money Market                                     10.63           10.77          10.88           10.77
-----------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                         10.89           10.20           7.97           12.04
-----------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth                    19.29           14.74           9.49           18.21
-----------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                           12.30           12.36          11.60           12.26
-----------------------------------------------------------------------------------------------------------
EQ/Quality Bond PLUS                                15.77           15.05           --              --
-----------------------------------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock                        9.51            8.28           5.88           10.32
-----------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                            11.24           10.08           7.71           13.04
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)                          14.51           12.56           9.38           16.57
-----------------------------------------------------------------------------------------------------------
Franklin Income Securities                          16.67           14.99          11.21           16.15
-----------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities                14.76           12.40          10.71           14.89
-----------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Portfolio               15.53           14.52          11.69           14.08
-----------------------------------------------------------------------------------------------------------
Janus Aspen Series Enterprise Portfolio             10.80            8.70           6.09           10.97
-----------------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio                  12.61           11.97           8.29           15.05
-----------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Portfolio               9.18            8.03           5.91           10.83
-----------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                       18.13           14.40          10.85           18.99
-----------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA               20.29           17.77          12.93           21.96
-----------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                    18.11           16.44          14.26           14.57
-----------------------------------------------------------------------------------------------------------


                                                                                  UNIT VALUE
                                                  ------------------------------------------------------------------------
                                                  DEC. 31,    DEC. 31,      DEC. 31,    DEC. 31,    DEC. 31,   DEC. 31,
SUBACCOUNT                                          2006        2005         2004        2003        2002       2001
--------------------------------------------------------------------------------------------------------------------------
All Asset Allocation                               $10.57        $9.73        $9.37        $8.75       $7.34       $9.44
--------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                            --           --           --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                          --           --           --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                     --           --           --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                              --           --           --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                         --           --           --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index                                 10.30         9.04         8.75         8.01        6.33        8.26
--------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                     12.21        10.24         --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                    14.51        12.68        12.10        10.41        8.33        9.90
--------------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                      7.80         --           --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                         --           --           --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                                  13.06         --           --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
EQ/Equity Growth PLUS                               11.42        10.58         --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                   12.93        11.69        11.33        10.90        --          --
--------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                        23.75        20.26        19.68        16.50       12.17       13.59
--------------------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index                --           --           --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
EQ/International Growth                             12.69        10.24         9.18         8.84        6.85        8.61
--------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                    13.86         --           --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                                     --           --           --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                                --           --           --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
EQ/Money Market                                     10.40        10.07         --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                         10.10         9.49         9.12         8.88        7.69       10.15
--------------------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth                     --           --           --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                           11.14        11.25        11.31        10.94       10.50        --
--------------------------------------------------------------------------------------------------------------------------
EQ/Quality Bond PLUS                                 --           --           --           --          --          --
--------------------------------------------------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock                        9.75        10.30        10.04         8.96        5.94        8.53
--------------------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                            13.06        11.60        10.79         9.66        7.67       10.50
--------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)                          14.29        12.98        11.26         9.90        7.81        8.74
--------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities                          15.78        13.53        13.49        12.01        --          --
--------------------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities                15.51        13.42        13.15        12.01        --          --
--------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Portfolio               12.91        11.82        11.10        10.37        9.21        9.98
--------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Enterprise Portfolio              9.11         8.13         7.33         6.16        4.62        6.50
--------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio                  11.14        10.32         9.27         7.95        6.68        8.03
--------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Portfolio              10.02         8.59         8.22         7.95        6.50        8.85
--------------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                       18.57        17.07        16.08        14.49       11.93       15.92
--------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA               20.98        18.12        16.10        13.73        --          --
--------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                    13.46        13.04        14.15        12.97       11.49        --
--------------------------------------------------------------------------------------------------------------------------



I-1 APPENDIX I: CONDENSED FINANCIAL INFORMATION






                                                                         UNIT VALUE
                                                 ----------------------------------------------------------
                                                  DEC. 31,        DEC. 31,         DEC. 31,       DEC. 31,
SUBACCOUNT                                         2010             2009            2008            2007
-----------------------------------------------------------------------------------------------------------
ProFund VP Bear                                   5.03              6.20             8.71           6.31
-----------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity               5.23              6.32             4.84           7.92
-----------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                             10.92              9.06             6.35          19.74
-----------------------------------------------------------------------------------------------------------


                                                                                  UNIT VALUE
                                                  ------------------------------------------------------------------------
                                                  DEC. 31,    DEC. 31,      DEC. 31,    DEC. 31,    DEC. 31,   DEC. 31,
SUBACCOUNT                                          2006        2005         2004        2003        2002       2001
--------------------------------------------------------------------------------------------------------------------------
ProFund VP Bear                                      6.36       6.97         7.16        8.09         --         --
--------------------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity                  8.46       7.79         8.57        9.75         --         --
--------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                                19.84      16.34        16.14       13.96         --         --
--------------------------------------------------------------------------------------------------------------------------



                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-2






                                                                             UNITS OUTSTANDING
                                                    -------------------------------------------------------------------------------
                                                      DEC. 31,        DEC. 31,        DEC. 31,       DEC. 31,       DEC. 31,
SUBACCOUNT                                             2010            2009             2008          2007            2006
-----------------------------------------------------------------------------------------------------------------------------------
All Asset Allocation                                2,681,015       3,190,836       3,976,044       5,513,287        7,300,951
-----------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                             125,972         109,441          57,982          23,678             --
-----------------------------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                           221,943         178,106         171,180          25,364             --
-----------------------------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                      155,794         158,842         191,867          84,997             --
-----------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                               371,177         476,016         592,487         235,127             --
-----------------------------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                          269,294         293,026         202,158          44,505             --
-----------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index                                 1,831,626       2,258,134       3,003,891       4,131,405        5,268,532
-----------------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                       181,943         245,928         378,596         588,447          162,707
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                      661,133         866,996       1,228,517       1,872,979        2,493,147
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                       204,371         264,142         305,886         392,763          491,154
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                          277,556         346,955         464,204         704,758             --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                                  1,617,336       2,064,117         770,250       1,462,548        1,907,446
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Equity Growth PLUS                                 814,368       1,015,952       1,340,581       2,049,590        2,697,953
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                     145,562         181,250         228,727         307,858          355,264
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                        1,525,805       1,863,329       2,470,253       3,497,734        4,619,713
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond                       725,776         946,198            --              --               --
 Index
-----------------------------------------------------------------------------------------------------------------------------------
EQ/International Growth                               566,604         733,386         951,223       1,314,677        1,619,060
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                      345,304         448,092         673,983       1,137,673        1,582,779
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                                       63,808          72,187         126,854         166,194             --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                                 647,302         822,335            --              --               --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Money Market                                     1,476,653       1,814,818       2,886,956       3,268,106        3,783,141
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                         4,022,399       5,040,656       6,247,168       8,542,516       12,014,014
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth                      284,685         314,142         373,739         616,094             --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                             303,672         462,400         453,559         444,115          607,070
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Quality Bond PLUS                                  678,561         868,263            --              --               --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock                       1,517,985       1,837,732       2,322,411       3,097,303        4,266,241
-----------------------------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                            1,877,719       2,301,746       2,986,644       4,058,934        5,288,888
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)                          1,814,712       2,228,837       2,979,630       4,309,960        4,132,884
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities                            407,327         491,997         711,395       1,026,999        1,032,610
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities                  163,952         173,655         246,117         358,103          418,715
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Portfolio               1,184,523       1,470,007       1,954,684       2,761,884        3,539,301
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Enterprise Portfolio             1,131,580       1,419,916       1,722,276       2,242,169        2,826,266
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio                  1,010,518       1,289,315       1,547,604       1,997,448        2,485,058
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Portfolio              1,206,618       1,502,931       1,795,688       2,357,570        2,964,196
-----------------------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                         599,656         773,448         997,235       1,431,540        2,003,547
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                 240,081         329,171         528,621         879,138        1,058,049
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                      165,708         224,099         311,052         444,312          568,823
-----------------------------------------------------------------------------------------------------------------------------------
ProFund VP Bear                                        54,582          46,231         117,167          38,052           37,753
-----------------------------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity                    45,613          71,161          54,450          96,834          195,027
-----------------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                                   75,957         120,086          67,276          74,392           93,443
-----------------------------------------------------------------------------------------------------------------------------------


                                                                               UNITS OUTSTANDING
                                                    -------------------------------------------------------------------------------
                                                      DEC. 31,      DEC. 31,       DEC. 31,          DEC. 31,        DEC. 31,
SUBACCOUNT                                             2005           2004          2003              2002             2001
-----------------------------------------------------------------------------------------------------------------------------------
All Asset Allocation                                9,232,209       11,109,364      13,202,566      15,109,160      18,385,691
-----------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                --               --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                              --               --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                         --               --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                                  --               --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                             --               --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index                                 6,734,123        8,132,629       9,138,583       9,933,628      10,780,679
-----------------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                       138,603             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                    3,121,754        3,207,756       2,990,192       3,454,574       3,446,564
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                          --               --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                             --               --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                                       --               --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Equity Growth PLUS                               3,382,866             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                     281,983          226,652         191,335            --              --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                        6,024,921        7,075,206       7,841,899       8,512,905       8,277,605
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond                          --               --              --              --              --
 Index
-----------------------------------------------------------------------------------------------------------------------------------
EQ/International Growth                             1,680,543        1,911,713       2,103,075       2,031,440       2,239,322
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                         --               --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                                         --               --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                                    --               --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Money Market                                     4,407,396             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                         6,339,010       16,012,029      18,983,764      19,728,594      22,923,973
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Mid Cap Growth                         --               --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                             800,622          925,861         915,521         593,890            --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Quality Bond PLUS                                     --               --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock                       5,964,804        7,351,694       8,435,080       8,681,637      10,502,862
-----------------------------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                            6,768,008        8,081,277       9,561,842      11,273,375      13,764,821
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)                          4,769,384        5,109,618       5,524,076       5,965,404       6,410,695
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities                            924,609          587,543         241,886            --              --
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities                  347,075          333,759         216,239            --              --
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Portfolio               4,375,862        5,057,432       5,892,043       6,980,943       7,262,031
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Enterprise Portfolio             3,502,925        4,107,171       4,901,662       5,654,695       7,138,296
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Forty Portfolio                  3,187,808        3,832,050       4,588,875       5,496,952       6,781,107
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Portfolio              3,890,586        4,838,805       5,937,772       7,157,869       8,403,354
-----------------------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                       2,557,971        3,066,363       3,596,274       3,994,202       4,211,857
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                 995,554          764,151         262,808            --              --
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                      672,896          649,315         539,620         410,504            --
-----------------------------------------------------------------------------------------------------------------------------------
ProFund VP Bear                                        32,469           28,387          11,301            --              --
-----------------------------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity                   263,771          345,652         205,410            --              --
-----------------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                                  123,690          157,450         125,726            --              --
-----------------------------------------------------------------------------------------------------------------------------------




I-3 APPENDIX I: CONDENSED FINANCIAL INFORMATION





Statement of Additional Information




--------------------------------------------------------------------------------

TABLE OF CONTENTS


MAY 1, 2011



                                                          PAGE
Additional information about the Company                     2
About our independent registered public accounting firm      2
Sale of the contracts                                        2
Federal tax status                                           2
Financial statements                                         4


If you would like to receive a copy of the MONY America Variable Account A Statement of Additional Information, please return this request to:

     MONY Life Insurance Company of America
     Policyholder Services
     100 Madison Street
     Syracuse, New York 13202
     1-800-487-6669

     www.axa-equitable.com.

-
Please send me a copy of the MONY America Variable Account A Statement of Additional Information.

--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                                            State                    Zip



                                                                          MLA-CM

                                    PART II

ITEM 14.OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

                                                                 ESTIMATED
    ITEM OF EXPENSE                                               EXPENSE
    ---------------                                              ---------
    Registration fees                                            $5,959.20
    Federal taxes                                                      N/A
    State taxes and fees (based on 50 state average)                   N/A
    Trustees' fees                                                     N/A
    Transfer agents' fees                                              N/A
    Printing and filing fees                                     $  50,000*
    Legal fees                                                         N/A
    Accounting fees                                                    N/A
    Audit fees                                                   $  20,000*
    Engineering fees                                                   N/A
    Directors and officers insurance premium paid by Registrant        N/A

--------
*  Estimated expense.

ITEM 15.INDEMNIFICATION OF DIRECTORS AND OFFICERS

   The By-Laws of MONY Life Insurance Company of America provide, in Article VI as follows:

                                  ARTICLE VI

         INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

       SECTION 1. NATURE OF INDEMNITY. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

       The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

       SECTION 6. SURVIVAL; PRESERVATION OF OTHER RIGHTS. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

       The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

       SECTION 7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

ITEM 16.EXHIBITS

           (1)Form of Underwriting Agreement.

             (a) Wholesale Distribution Agreement between MONY Life Insurance Company of America, MONY Securities Corporation, and AXA Distributors, LLC, et al., filed herewith.

             (b) Broker-Dealer Distribution and Servicing Agreement, dated June 6, 2005, made by and between MONY Life Insurance Company of America and AXA Advisors, LLC, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (333-104162), filed on April 25, 2006.

             (c) General Agent Sales Agreement, dated June 6, 2005, by and between MONY Life Insurance Company and AXA Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (333-104162), filed on April 25, 2006.

             (d) First Amendment to General Agent Sales Agreement by and between MONY Life Insurance Company of America and AXA Network, incorporated herein by reference to Exhibit (c)(9) to the Registration Statement on Form N-6 (File No. 333-104162) filed on April 25, 2007.

           (2)Not applicable.

           (4)Form of Policy.

              (a) Proposed form of flexible payment variable annuity contract, incorporated herein by reference to Exhibit 4 to Registration Statement (File No. 333-59717) on Form N-4, filed on July 23, 1998.

              (b) Proposed form of flexible payment variable annuity contract, incorporated herein by reference to Exhibit 4 to Registration Statement (File No. 333-72632) on Form N-4, filed on January 9, 2002.

           (5)Opinion and consent of counsel regarding legality

              (a) Opinion and consent of David S. Waldman as to the legality of the securities being registered, incorporated herein by reference to Post-Effective Amendment No. 1 to Form S-1 on Form S-2 (File
           No. 333-105089) filed on August 4, 2004.

              (b) Opinion and consent of Dodie Kent, Esq., Vice President and Associate General Counsel of MONY Life Insurance Company of America as to the legality of the securities being registered, incorporated herein by reference to Form S-1 (333-132810) filed on March 27, 2006.

              (c) Opinion and consent of Dodie Kent Esq., Vice President and Associate General Counsel of MONY Life Insurance Company of America as to the legality of the securities being registered, incorporated herein by reference to Post-Effective Amendment No. 1 on Form S-1 (File No. 333-132810) filed on April 27, 2007.

              (d) Opinion and consent of Dodie Kent Esq., Vice President and Associate General Counsel of MONY Life Insurance Company of America
          as to the legality of securities being registered, incorporated herein by reference to Post-Effective Amendment No. 2 on Form S-1 (File No. 333-132810) filed on April 24, 2008.

             (e) Opinion and consent of Dodie Kent Esq., Vice President and Associate General Counsel of MONY Life Insurance Company of America as to the legality of securities being registered, incorporated herein by reference to Form S-3 (File No. 333-155348) filed on November 13, 2008.

             (f) Opinion and consent of Dodie Kent Esq., Vice President and Associate General Counsel of MONY Life Insurance Company of America as to the legality of securities being registered, filed herewith.

          (8)Opinion and consent of Robert Levy as to tax matters, incorporated herein by reference to Post-Effective Amendment No. 1 to Form S-1 on Form S-2 (File No. 333-105089) filed on August 4, 2004.

         (12)Not applicable.

         (15)Not applicable.

          (23)Consents of Experts and Counsel.

             (a) Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, filed herewith.

             (b) See Item (5) above.

          (24)Powers of Attorney.

             (a) Powers of Attorney are filed herewith.

          (25)Not applicable.

          (26)Not applicable.

ITEM 17.UNDERTAKINGS

    (a)The undersigned registrant hereby undertakes:

       (1)To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i)to include any prospectus required by section 10(a)(3) of the
                 Securities Act of 1933;

             (ii)to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

            (iii)to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

   provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this Registration Statement.

       (2)That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (3)To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

       (4)That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

       (5)That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser: (i) Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424; (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant; (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iv) Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

    (b)The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c)Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City and State of New York, on this 20th day of October, 2011.

                               MONY Life Insurance Company of America
                                            (Registrant)

                               By: /s/ Dodie Kent
                                   ------------------------------------
                                   Dodie Kent
                                   Vice President and Associate General Counsel
                                   MONY Life Insurance Company of America

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

 PRINCIPAL EXECUTIVE OFFICERS:

 *Mark Pearson                          Chairman of the Board,
                                        Chief Executive Officer and Director

 PRINCIPAL FINANCIAL OFFICER:

 *Richard S. Dziadzio                   Senior Executive Vice President
                                        Chief Financial Officer and Treasurer

 PRINCIPAL ACCOUNTING OFFICER:

 *Alvin H. Fenichel                     Senior Vice President and Chief
                                        Accounting Officer

*DIRECTORS:

Henri de Castries         Anthony J. Hamilton        Mark Pearson
Ramon de Oliveira         James F. Higgins           Lorie A. Slutsky
Denis Duverne             Peter S. Kraus             Ezra Suleiman
Charlynn Goins            Andrew J. McMahon          Peter J. Tobin
Danny L. Hale             Scott D. Miller            Richard C. Vaughan

*By:  /s/ Dodie Kent
      -------------------------
      Dodie Kent
      Attorney-in-Fact

October 20, 2011

                                 EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION                        TAG VALUE
-----------  -------------------------------------------------------  ---------

 (1)(a)      Wholesale Distribution Agreement between MONY Life
             Insurance Company of America, MONY Securities
             Corporation and AXA Distributors, LLC, et al.            Ex-99.1a

 (5)(f)      Opinion and Consent of Counsel                           Ex-99.5f

 (23)(a)     Consent of PricewaterhouseCoopers LLP,
             independent registered public accounting firm            Ex-99.23a

 24(a)       Powers of Attorney                                       Ex-99.24a